UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2019

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS Alternative Asset Allocation VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
5	Portfolio Summary
5	Portfolio Management Team
6	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
15	Information About Your Fund’s Expenses
16	Proxy Voting
17	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility in commodity prices, infrastructure and high-yield debt securities; market direction risk (market advances when short, market declines when long); and short sales risk. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Because Exchange Traded Notes (ETNs) are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The Fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read prospectus for additional risks and specific details regarding the Fund’s risk profile.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE    NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Performance Summary	June 30, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 1.42% and 1.77% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation VIP

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

The Blended Index consists of 70% MSCI World Index and 30% Bloomberg Barclays U.S. Aggregate Bond Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,970	$10,370	$10,600	$10,319	$14,970
	Average annual total return	9.70%	3.70%	1.96%	0.63%	4.12%
MSCI World Index	Growth of $10,000	$11,698	$10,633	$13,961	$13,767	$27,676
	Average annual total return	16.98%	6.33%	11.77%	6.60%	10.72%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,611	$10,787	$10,710	$11,564	$14,657
	Average annual total return	6.11%	7.87%	2.31%	2.95%	3.90%
Blended Index	Growth of $10,000	$11,379	$10,713	$12,953	$13,168	$23,397
	Average annual total return	13.79%	7.13%	9.01%	5.66%	8.87%

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	3

DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,955	$10,339	$10,505	$10,171	$14,575
	Average annual total return	9.55%	3.39%	1.66%	0.34%	3.84%
MSCI World Index	Growth of $10,000	$11,698	$10,633	$13,961	$13,767	$27,676
	Average annual total return	16.98%	6.33%	11.77%	6.60%	10.72%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,611	$10,787	$10,710	$11,564	$14,657
	Average annual total return	6.11%	7.87%	2.31%	2.95%	3.90%
Blended Index	Growth of $10,000	$11,379	$10,713	$12,953	$13,168	$23,397
	Average annual total return	13.79%	7.13%	9.01%	5.66%	8.87%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

4	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Portfolio Summary	(Unaudited)

Asset Allocation* (As a % of Investment Portfolio)	6/30/19	12/31/18
Real Asset	42%	40%
DWS Enhanced Commodity Strategy Fund	13%	15%
DWS RREEF Global Infrastructure Fund	12%	5%
DWS RREEF Real Estate Securities Fund	8%	8%
iShares Global Infrastructure ETF	6%	6%
DWS RREEF Global Real Estate Securities Fund	3%	6%

Alternative Fixed Income	21%	21%
DWS Floating Rate Fund	10%	12%
DWS Emerging Markets Fixed Income Fund	6%	7%
iShares JP Morgan USD Emerging Markets Bond ETF	5%	2%

Alternative Equity	19%	19%
SPDR Bloomberg Barclays Convertible Securities ETF	12%	14%
iShares U.S. Preferred Stock ETF	7%	5%

Absolute Return	5%	4%
DWS Global Macro Fund	3%	3%
Invesco DB U.S. Dollar Index Bullish Fund	2%	1%

Cash Equivalents	13%	16%
DWS ESG Liquidity Fund	10%	8%
DWS Central Cash Management Government Fund	3%	8%
	100%	100%

*

During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Darwei Kung, Managing Director

Dokyoung Lee, CFA, Director

Portfolio Managers

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	5

Investment Portfolio	June 30, 2019 (Unaudited)

	Shares	Value ($)
Mutual Funds 55.1%

DWS Emerging Markets Fixed Income Fund “Institutional” (a)	2,021,587	18,800,762

DWS Enhanced Commodity Strategy Fund “Institutional” (a)	4,106,799	39,507,408

DWS Floating Rate Fund “Institutional” (a)	3,856,437	31,121,446

DWS Global Macro Fund “Institutional” (a)	870,215	8,414,982

DWS RREEF Global Infrastructure Fund “Institutional” (a)	2,404,219	37,265,391

DWS RREEF Global Real Estate Securities Fund “Institutional” (a)	1,091,473	10,336,247

DWS RREEF Real Estate Securities Fund “Institutional” (a)	1,158,973	25,717,609
Total Mutual Funds (Cost $172,778,383)		171,163,845

Exchange-Traded Funds 31.7%

Invesco DB U.S. Dollar Index Bullish Fund	215,000	5,583,550

iShares Global Infrastructure ETF	400,435	18,500,097

	Shares	Value ($)

iShares JP Morgan USD Emerging Markets Bond ETF	141,200	15,996,548

iShares U.S. Preferred Stock ETF	624,950	23,029,408

SPDR Bloomberg Barclays Convertible Securities ETF	670,730	35,461,495
Total Exchange-Traded Funds (Cost $94,431,166)		98,571,098

Cash Equivalents 13.0%

DWS Central Cash Management Government Fund, 2.40% (a) (b)	10,875,301	10,875,301

DWS ESG Liquidity Fund “Institutional Shares”, 2.55% (a) (b)	29,585,569	29,588,527
Total Cash Equivalents (Cost $40,461,695)		40,463,828

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $307,671,244)	99.8	310,198,771
Other Assets and Liabilities, Net	0.2	481,235
Net Assets	100.0	310,680,006

The Fund mainly invests in Underlying DWS Funds and Non-affiliated ETFs. The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments.

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Mutual Funds 55.1%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
17,037,469	392,321	—	—	1,370,972	392,321	—	2,021,587	18,800,762
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
34,471,696	4,520,222	—	—	515,490	260,222	—	4,106,799	39,507,408
DWS Floating Rate Fund “Institutional” (a)
29,538,196	756,537	—	—	826,713	756,537	—	3,856,437	31,121,446
DWS Global Macro Fund “Institutional” (a)
6,302,154	1,639,000	—	—	473,828	—	—	870,215	8,414,982
DWS RREEF Global Infrastructure Fund “Institutional” (a)
12,746,320	21,333,244	—	—	3,185,827	332,112	—	2,404,219	37,265,391
DWS RREEF Global Real Estate Securities Fund “Institutional” (a)
13,651,660	239,760	5,254,000	26,045	1,672,782	239,760	99,616	1,091,473	10,336,247
DWS RREEF Real Estate Securities Fund “Institutional” (a)
17,837,606	4,905,245	—	—	2,974,758	290,245	61,324	1,158,973	25,717,609
Cash Equivalents 13.0%
DWS Central Cash Management Government Fund, 2.40% (a) (b)
17,736,862	57,333,976	64,195,537	—	—	170,031	—	10,875,301	10,875,301
DWS ESG Liquidity Fund “Institutional Shares”, 2.55% (a) (b)
18,321,686	11,262,878	—	—	3,963	292,903	—	29,585,569	29,588,527
167,643,649	102,383,183	69,449,537	26,045	11,024,333	2,734,131	160,940	55,970,573	211,627,673

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.

(b)	The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$171,163,845	$—	$—	$171,163,845
Exchange-Traded Funds	98,571,098	—	—	98,571,098
Short-Term Investments	40,463,828	—	—	40,463,828
Total	$310,198,771	$—	$—	$310,198,771

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	7

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in affiliated Underlying Funds, at value (cost $213,240,078)	$211,627,673
Investments in non-affiliated securities, at value (cost $94,431,166)	98,571,098
Cash	10,000
Receivable for Fund shares sold	615,081
Interest receivable	89,036
Other assets	2,855
Total assets	310,915,743

Liabilities
Payable for Fund shares redeemed	48,465
Accrued Trustees’ fees	713
Other accrued expenses and payables	186,559
Total liabilities	235,737
Net assets, at value	$310,680,006

Net Assets Consist of
Distributable earnings (loss)	(7,933,529)
Paid-in capital	318,613,535
Net assets, at value	$310,680,006
Class A

Net Asset Value, offering and redemption price per share ($30,909,165 ÷ 2,420,245 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.77
Class B

Net Asset Value, offering and redemption price per share ($279,770,841 ÷ 21,891,781 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.78

     Statement of Operations

for the six months ended June 30, 2019 (Unaudited)

Investment Income
Income:
Income distributions from affiliated Underlying Funds	$2,734,131
Dividends	1,200,684
Total income	3,934,815
Expenses:
Management fee	714,140
Administration fee	136,929
Recordkeeping fees (Class B)	140,910
Services to shareholders	1,540
Distribution and service fees (Class B)	306,148
Custodian fee	3,400
Professional fees	35,645
Reports to shareholders	24,771
Trustees’ fees and expenses	6,090
Other	3,105
Total expenses before expense reductions	1,372,678
Expense reductions	(716,302)
Total expenses after expense reductions	656,376
Net investment income	3,278,439

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	26,045
Sale of non-affiliated Underlying Funds	(145,297)
Capital gain distributions from affiliated Underlying Funds	160,940
41,688
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	11,024,333
Non-affiliated Underlying Funds	9,148,571
20,172,904
Net gain (loss)	20,214,592
Net increase (decrease) in net assets resulting from operations	$23,493,031

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2018
Operations:
Net investment income (loss)	$3,278,439	$9,946,992
Net realized gain (loss)	41,688	(7,030,042)
Change in net unrealized appreciation (depreciation)	20,172,904	(23,318,609)
Net increase (decrease) in net assets resulting from operations	23,493,031	(20,401,659)
Distributions to shareholders:
Class A	(1,142,148)	(576,122)
Class B	(9,062,974)	(3,035,192)
Total distributions	(10,205,122)	(3,611,314)
Fund share transactions:
Class A
Proceeds from shares sold	2,820,486	4,125,802
Reinvestment of distributions	1,142,148	576,122
Payments for shares redeemed	(898,232)	(2,134,243)
Net increase (decrease) in net assets from Class A share transactions	3,064,402	2,567,681
Class B
Proceeds from shares sold	56,701,057	83,793,280
Reinvestment of distributions	9,062,974	3,035,192
Payments for shares redeemed	(5,526,786)	(15,136,874)
Net increase (decrease) in net assets from Class B share transactions	60,237,245	71,691,598
Increase (decrease) in net assets	76,589,556	50,246,306
Net assets at beginning of period	234,090,450	183,844,144

Net assets at end of period	$310,680,006	$234,090,450

Other Information
Class A
Shares outstanding at beginning of period	2,180,831	1,982,448
Shares sold	220,501	319,659
Shares issued to shareholders in reinvestment of distributions	90,217	45,508
Shares redeemed	(71,304)	(166,784)
Net increase (decrease) in Class A shares	239,414	198,383

Shares outstanding at end of period	2,420,245	2,180,831
Class B
Shares outstanding at beginning of period	17,175,164	11,540,895
Shares sold	4,434,419	6,569,707
Shares issued to shareholders in reinvestment of distributions	715,310	239,557
Shares redeemed	(433,112)	(1,174,995)
Net increase (decrease) in Class B shares	4,716,617	5,634,269

Shares outstanding at end of period	21,891,781	17,175,164

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	9

Financial Highlights

	Six Months Ended 6/30/19		Years Ended December 31,
Class A	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.10		$13.61	$12.97	$12.60	$13.88	$13.75
Income (loss) from investment operations:
Net investment income[a]	.17		.61	.33	.35	.29	.36
Net realized and unrealized gain (loss)	1.00		(1.84)	.62	.31	(1.13)	.13
Total from investment operations	1.17		(1.23)	.95	.66	(.84)	.49
Less distributions from:
Net investment income	(.50)		(.28)	(.31)	(.29)	(.41)	(.27)
Net realized gains	—		—	—	—	(.03)	(.09)
Total distributions	(.50)		(.28)	(.31)	(.29)	(.44)	(.36)
Net asset value, end of period	$12.77		$12.10	$13.61	$12.97	$12.60	$13.88
Total Return (%)[b,c]	9.70	**	(9.14)	7.41	5.30	(6.29)	3.50

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31		26	27	24	21	20
Ratio of expenses before expense reductions (%)[d,e]	.68	*	.73	.64	.56	.53	.56
Ratio of expenses after expense reductions (%)[d,e]	.22	*	.16	.19	.27	.33	.32
Ratio of net investment income (%)	2.61	*	4.78	2.50	2.70	2.19	2.54
Portfolio turnover rate (%)	6	**	32	55	51	21	28

	Six Months Ended 6/30/19		Years Ended December 31,
Class B	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.09		$13.59	$12.96	$12.59	$13.87	$13.74
Income (loss) from investment operations:
Net investment income[a]	.15		.62	.31	.31	.25	.31
Net realized and unrealized gain (loss)	1.00		(1.88)	.59	.31	(1.12)	.14
Total from investment operations	1.15		(1.26)	.90	.62	(.87)	.45
Less distributions from:
Net investment income	(.46)		(.24)	(.27)	(.25)	(.38)	(.23)
Net realized gains	—		—	—	—	(.03)	(.09)
Total distributions	(.46)		(.24)	(.27)	(.25)	(.41)	(.32)
Net asset value, end of period	$12.78		$12.09	$13.59	$12.96	$12.59	$13.87
Total Return (%)[b,c]	9.55	**	(9.35)	7.01	4.99	(6.54)	3.24

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	280		208	157	107	88	94
Ratio of expenses before expense reductions (%)[d,e]	1.04	*	1.08	.93	.85	.83	.86
Ratio of expenses after expense reductions (%)[d,e]	.51	*	.45	.48	.57	.62	.57
Ratio of net investment income (%)	2.37	*	4.85	2.31	2.45	1.84	2.22
Portfolio turnover rate (%)	6	**	32	55	51	21	28

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized
**	Not annualized

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the six months ended June 30, 2019, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.

ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2018, the Fund had approximately $10,101,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($6,827,000) and long-term losses ($3,274,000).

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	11

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $311,239,639. The net unrealized depreciation for all investments based on tax cost was $1,040,868. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $12,553,160 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $13,594,028.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2019, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $33,726,197 and $5,254,000, respectively. Purchases and sales of Non-affiliated ETFs aggregated $34,566,724 and $10,914,978, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisors.

RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying DWS Funds.

12	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At June 30, 2019, the Fund held approximately 26% of DWS Global Macro Fund, 24% of DWS Emerging Markets Fixed Income Fund, 13% of DWS Floating Rate Fund and 7% of DWS ESG Liquidity Fund. Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in other DWS Funds	.20%
On assets invested in all other assets not considered DWS Funds	1.20%

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.52% of the Fund’s average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.23%
Class B	.53%

In addition, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period January 1, 2019 through April 30, 2020 to the extent necessary to maintain the fund’s total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of each class as follows:

Class A	.86%
Class B	1.15%

For the six months ended June 30, 2019, the Advisor has voluntarily agreed to waive 0.15% of its management fee.

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$65,983
Class B	650,319
$716,302

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2019, the Administration Fee was $136,929, of which $24,952 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2019
Class A	$58	$16
Class B	125	40
	$183	$56

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	13

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2019, the Distribution Service Fee aggregated $306,148, of which $56,114 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,624, all of which is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Ownership of the Fund

At June 30, 2019, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 85% and 13%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 74% and 17%, respectively.

14	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,097.00	$1,095.50
Expenses Paid per $1,000*	$1.14	$2.65

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,023.70	$1,022.27
Expenses Paid per $1,000*	$1.10	$2.56

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.22%	.51%

**

The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	15

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

16	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2018.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	17

put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that, since inception, DIMA has waived voluntarily a portion (0.15%) of the Fund’s management fee. With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted the Fund’s total (net) operating expenses and noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

18	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	19

VS2AAA-3 (R-028379-8 8/19)

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS CROCI® U.S. VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
7	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
10	Notes to Financial Statements
14	Information About Your Fund’s Expenses
15	Proxy Voting
16	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Stocks may decline in value. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Performance Summary	June 30, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.84% and 1.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS CROCI® U.S. VIP

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results

DWS CROCI® U.S. VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,844	$10,757	$13,610	$11,942	$23,905
	Average annual total return	18.44%	7.57%	10.82%	3.61%	9.11%
S&P 500® Index	Growth of $10,000	$11,854	$11,042	$14,889	$16,633	$39,416
	Average annual total return	18.54%	10.42%	14.19%	10.71%	14.70%

DWS CROCI® U.S. VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,823	$10,726	$13,495	$11,771	$23,207
	Average annual total return	18.23%	7.26%	10.51%	3.31%	8.78%
S&P 500® Index	Growth of $10,000	$11,854	$11,042	$14,889	$16,633	$39,416
	Average annual total return	18.54%	10.42%	14.19%	10.71%	14.70%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	6/30/19	12/31/18
Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	6/30/19	12/31/18
Financials	37%	27%
Health Care	15%	16%
Materials	10%	10%
Industrials	10%	11%
Information Technology	8%	21%
Consumer Discretionary	5%	8%
Communication Services	5%	—
Energy	5%	—
Utilities	5%	2%
Consumer Staples	—	5%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Di Kumble, CFA, Managing Director

John Moody, Vice President

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Investment Portfolio	June 30, 2019 (Unaudited)

	Shares	Value ($)
Common Stocks 99.3%
Communication Services 5.0%
Entertainment 2.5%
Viacom, Inc. “B”	124,538	3,719,950

Media 2.5%
CBS Corp. “B”	73,213	3,653,329

Consumer Discretionary 5.3%
Auto Components 2.8%
BorgWarner, Inc.	98,387	4,130,286

Distributors 2.5%
Genuine Parts Co.	36,020	3,730,952

Energy 4.9%
Oil, Gas & Consumable Fuels

Occidental Petroleum Corp.	66,632	3,350,257

Phillips 66	41,435	3,875,830

		7,226,087

Financials 36.3%
Banks 24.6%

Bank of America Corp.	123,969	3,595,101

BB&T Corp.	72,745	3,573,962

Citigroup, Inc.	54,088	3,787,782

Citizens Financial Group, Inc.	101,166	3,577,230

Huntington Bancshares, Inc.	264,380	3,653,731

JPMorgan Chase & Co.	31,640	3,537,352

M&T Bank Corp.	21,267	3,616,879

PNC Financial Services Group, Inc.	26,779	3,676,221

U.S. Bancorp.	67,895	3,557,698

Wells Fargo & Co.	77,059	3,646,432

		36,222,388

Capital Markets 4.5%

Bank of New York Mellon Corp.	76,602	3,381,978

State Street Corp.	58,744	3,293,189

		6,675,167

Consumer Finance 7.2%

Capital One Financial Corp.	38,546	3,497,664

Discover Financial Services	45,478	3,528,638

Synchrony Financial	100,289	3,477,020

		10,503,322

Health Care 15.1%
Biotechnology 7.5%

Amgen, Inc.	20,748	3,823,441

Gilead Sciences, Inc.	53,461	3,611,825

Regeneron Pharmaceuticals, Inc.*	11,667	3,651,771

		11,087,037

Health Care Equipment & Supplies 2.7%
Medtronic PLC	40,189	3,914,007

Pharmaceuticals 4.9%

Bristol-Myers Squibb Co.	75,956	3,444,605

Merck & Co., Inc.	44,638	3,742,896

		7,187,501

	Shares	Value ($)
Industrials 10.1%
Electrical Equipment 2.6%
Eaton Corp. PLC	44,887	3,738,189

Machinery 5.0%

Cummins, Inc.	22,014	3,771,879

PACCAR, Inc.	50,692	3,632,588

		7,404,467

Professional Services 2.5%
ManpowerGroup, Inc.	38,281	3,697,945

Information Technology 7.7%
IT Services 5.0%

Cognizant Technology Solutions Corp. “A”	59,197	3,752,498

International Business Machines Corp.	26,185	3,610,911

		7,363,409

Semiconductors & Semiconductor Equipment 2.7%
Micron Technology, Inc.*	101,065	3,900,099

Materials 10.2%
Chemicals 5.2%

Eastman Chemical Co.	49,917	3,885,040

LyondellBasell Industries NV “A”	44,135	3,801,348

		7,686,388

Containers & Packaging 2.5%
WestRock Co.	100,018	3,647,656

Metals & Mining 2.5%
Nucor Corp.	66,707	3,675,556

Utilities 4.7%
Electric Utilities 2.3%
Exelon Corp.	71,659	3,435,332

Multi-Utilities 2.4%
DTE Energy Co.	27,600	3,529,488
Total Common Stocks (Cost $146,121,835)		146,128,555

Cash Equivalents 0.6%
DWS Central Cash Management Government Fund, 2.40% (a) (Cost $820,691)	820,691	820,691

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $146,942,526)	99.9	146,949,246
Other Assets and Liabilities, Net	0.1	132,128
Net Assets	100.0	147,081,374

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	5

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Cash Equivalents 0.6%
DWS Central Cash Management Government Fund, 2.40% (a)
3,576,006	4,470,261	7,225,576	—	—	21,158	—	820,691	820,691

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (b)	$146,128,555	$—	$—	$146,128,555
Short-Term Investment	820,691	—	—	820,691
Total	$146,949,246	$—	$—	$146,949,246

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $146,121,835)	$146,128,555
Investment in DWS Central Cash Management Government Fund (cost $820,691)	820,691
Cash	10,000
Receivable for Fund shares sold	921
Dividends receivable	315,532
Interest receivable	1,995
Other assets	1,543
Total assets	147,279,237

Liabilities
Payable for Fund shares redeemed	67,631
Accrued management fee	60,501
Accrued Trustees’ fees	540
Other accrued expenses and payables	69,191
Total liabilities	197,863
Net assets, at value	$147,081,374

Net Assets Consist of
Distributable earnings (loss)	4,868,986
Paid-in capital	142,212,388
Net assets, at value	$147,081,374

Net Asset Value
Class A

Net Asset Value, and redemption price per share ($143,628,935 ÷ 9,998,968 outstanding shares of beneficial interest, no par value, unlimited shares authorized)	$14.36
Class B

Net Asset Value, offering and redemption price per share ($3,452,439 ÷ 239,227 outstanding shares of beneficial interest, no par value, unlimited shares authorized)	$14.43

Statement of Operations

for the six months ended June 30, 2019 (Unaudited)

Investment Income
Income:
Dividends	$1,840,546
Income distributions — DWS Central Cash Management Government Fund	21,158
Total income	1,861,704
Expenses:
Management fee	461,076
Administration fee	70,935
Services to Shareholders	1,337
Recordkeeping fee (Class B)	1,162
Distribution service fee (Class B)	4,164
Custodian fee	2,173
Professional fees	37,737
Reports to shareholders	14,511
Trustees’ fees and expenses	4,525
Other	5,539
Total expenses before expense reductions	603,159
Expense reductions	(101,286)
Total expenses after expense reductions	501,873
Net investment income	1,359,831

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	4,050,225
Change in net unrealized appreciation (depreciation) on investments	18,079,837
Net gain (loss)	22,130,062
Net increase (decrease) in net assets resulting from operations	$23,489,893

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	7

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2018
Operations:
Net investment income (loss)	$1,359,831	$2,797,835
Net realized gain (loss)	4,050,225	12,382,135
Change in net unrealized appreciation (depreciation)	18,079,837	(30,136,434)
Net increase (decrease) in net assets resulting from operations	23,489,893	(14,956,464)
Distributions to shareholders:
Class A	(14,271,121)	(14,077,923)
Class B	(332,950)	(318,032)
Total distributions	(14,604,071)	(14,395,955)
Class A
Proceeds from shares sold	2,408,017	2,162,910
Reinvestment of distributions	14,271,121	14,077,923
Payments of shares redeemed	(6,464,218)	(15,569,405)
Net increase (decrease) in net assets from Class A share transactions	10,214,920	671,428
Class B
Proceeds from shares sold	31,791	1,589,334
Reinvestment of distributions	332,950	318,032
Payments of shares redeemed	(140,029)	(1,755,739)
Net increase (decrease) in net assets from Class B share transactions	224,712	151,627
Increase (decrease) in net assets	19,325,454	(28,529,364)
Net assets at beginning of period	127,755,920	156,285,284

Net assets at end of period	$147,081,374	$127,755,920

Other Information
Class A
Shares outstanding at beginning of period	9,266,278	9,181,648
Shares sold	166,316	140,074
Shares issued to shareholders in reinvestment of distributions	1,002,890	953,143
Shares redeemed	(436,516)	(1,008,587)
Net increase (decrease) in Class A shares	732,690	84,630

Shares outstanding at end of period	9,998,968	9,266,278
Class B
Shares outstanding at beginning of period	223,302	210,410
Shares sold	2,176	104,157
Shares issued to shareholders in reinvestment of distributions	23,283	21,431
Shares redeemed	(9,534)	(112,696)
Net increase (decrease) in Class B shares	15,925	12,892

Shares outstanding at end of period	239,227	223,302

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Financial Highlights

	Six Months Ended 6/30/19		Years Ended December 31,
Class A	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.46		$16.64	$13.75	$15.29	$17.38	$15.97
Income (loss) from investment operations:

Net investment income (loss)[a]	.14		.29	.24	.23	.11	.24
Net realized and unrealized gain (loss)	2.33		(1.89)	2.88	(.93)	(1.20)	1.45
Total from investment operations	2.47		(1.60)	3.12	(.70)	(1.09)	1.69
Less distributions from:

Net investment income	(.30)		(.41)	(.23)	(.14)	(.25)	(.28)
Net realized gains on investment transactions	(1.27)		(1.17)	—	(.70)	(.75)	—
Total distributions	(1.57)		(1.58)	(.23)	(.84)	(1.00)	(.28)
Net asset value, end of period	$14.36		$13.46	$16.64	$13.75	$15.29	$17.38
Total Return (%)[b]	18.44	**	(10.50)	22.88 [c]	(4.39)	(6.87)	10.72

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	144		125	153	227	293	430
Ratio of expenses before expense reductions (%)[d]	.84	*	.84	.82	.81	.78	.78
Ratio of expenses after expense reductions (%)[d]	.70	*	.72	.72	.74	.73	.73
Ratio of net investment income (loss) (%)	1.92	*	1.89	1.59	1.66	.65	1.43
Portfolio turnover rate (%)	53	**	100	97	293	121	133

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

	Six Months Ended 6/30/19		Years Ended December 31,
Class B	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.50		$16.67	$13.78	$15.31	$17.40	$15.99
Income (loss) from investment operations:

Net investment income (loss)[a]	.12		.24	.20	.19	.06	.18
Net realized and unrealized gain (loss)	2.33		(1.88)	2.87	(.92)	(1.21)	1.46
Total from investment operations	2.45		(1.64)	3.07	(.73)	(1.15)	1.64
Less distributions from:

Net investment income	(.25)		(.36)	(.18)	(.10)	(.19)	(.23)
Net realized gains on investment transactions	(1.27)		(1.17)	—	(.70)	(.75)	—
Total distributions	(1.52)		(1.53)	(.18)	(.80)	(.94)	(.23)
Net asset value, end of period	$14.43		$13.50	$16.67	$13.78	$15.31	$17.40
Total Return (%)[b]	18.23	**	(10.71)	22.45 [c]	(4.62)	(7.16)	10.36

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	4	4	4	5
Ratio of expenses before expense reductions (%)[d]	1.17	*	1.16	1.15	1.13	1.10	1.09
Ratio of expenses after expense reductions (%)[d]	1.02	*	1.04	1.03	1.05	1.04	1.04
Ratio of net investment income (loss) (%)	1.60	*	1.55	1.31	1.37	.35	1.10
Portfolio turnover rate (%)	53	**	100	97	293	121	133

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	9

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

10	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

During the period ended June 30, 2019, the Fund had no securities on loan.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $147,347,001. The net unrealized depreciation for all investments based on tax cost was $397,755. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $7,071,937 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $7,469,692.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	11

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2019, purchases and sales of investment transactions (excluding short-term investments) aggregated $74,201,205 and $74,213,405, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2019 through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.70%
Class B	1.02%

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$98,808
Class B	2,478

$101,286

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays

12	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2019, the Administration Fee was $70,935, of which $11,792 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2019
Class A	$190	$63
Class B	110	36

	$300	$99

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2019, the Distribution Service Fee aggregated $4,164, of which $691 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,647, all of which is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At June 30, 2019, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 62% and 29%. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 62% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	13

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,184.40	$1,182.30
Expenses Paid per $1,000*	$3.79	$5.52

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,021.32	$1,019.74
Expenses Paid per $1,000*	$3.51	$5.11

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.70%	1.02%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

14	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	15

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

16	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, effective October 3, 2016, the Fund changed its investment strategy and portfolio managers and noted that the Fund further changed its investment strategy, effective May 1, 2017. The Board observed that the Fund had experienced improved relative performance in 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	17

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

18	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Notes

VS2CUS-3 (R-028386-8 8/19)

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS Global Equity VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
15	Information About Your Fund’s Expenses
16	Proxy Voting
17	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Performance Summary	June 30, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 is 1.22% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Global Equity VIP

The MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Global Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,615	$11,156	$14,332	$14,072	$24,499
	Average annual total return	26.15%	11.56%	12.75%	7.07%	9.37%
MSCI All Country World Index	Growth of $10,000	$11,623	$10,574	$13,908	$13,485	$26,285
	Average annual total return	16.23%	5.74%	11.62%	6.16%	10.15%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/19	12/31/18
Common Stocks	98%	99%
Cash Equivalent	2%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	6/30/19	12/31/18
Financials	20%	20%
Information Technology	18%	18%
Health Care	16%	15%
Consumer Discretionary	11%	11%
Industrials	11%	11%
Communication Services	8%	9%
Consumer Staples	8%	8%
Materials	4%	4%
Energy	3%	3%
Real Estate	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	6/30/19	12/31/18
United States	51%	51%
Germany	9%	10%
China	7%	7%
Canada	7%	7%
United Kingdom	5%	5%
Switzerland	5%	4%
Japan	4%	5%
France	3%	3%
Argentina	2%	2%
Ireland	2%	2%
Sweden	2%	2%
Luxembourg	1%	1%
Others	2%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Sebastian P. Werner, PhD, Director

Mark Schumann, CFA, Director

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Investment Portfolio	as of June 30, 2019 (Unaudited)

	Shares	Value ($)
Common Stocks 98.1%
Argentina 1.8%
Globant SA * (Cost $274,381)	5,300	535,565

Canada 6.6%

Agnico Eagle Mines Ltd.	4,650	238,266

Alimentation Couche-Tard, Inc. “B”	5,170	325,348

Brookfield Asset Management, Inc. “A”	18,200	870,704

Canada Goose Holdings, Inc. *	4,200	162,573

Toronto-Dominion Bank	6,300	368,124

(Cost $1,122,368)		1,965,015

China 6.7%

Alibaba Group Holding Ltd. (ADR) *	2,650	449,042

China Literature Ltd. 144A *	14	66

Luckin Coffee, Inc. (ADR) *	5,942	115,810

Momo, Inc. (ADR)	5,500	196,900

New Oriental Education & Technology Group, Inc. (ADR) *	2,180	210,544

Ping An Insurance (Group) Co. of China Ltd. “H”	41,500	498,945

Tencent Holdings Ltd.	11,200	505,836

(Cost $1,538,358)		1,977,143

France 3.1%

LVMH Moet Hennessy Louis Vuitton SE	275	117,091

Total SA	6,060	339,498

VINCI SA	4,400	450,716

(Cost $901,371)		907,305

Germany 8.7%

adidas AG	485	149,855

Allianz SE (Registered)	2,300	554,707

BASF SE	3,800	276,740

Deutsche Boerse AG	3,650	516,498

Evonik Industries AG	10,000	291,942

Fresenius Medical Care AG & Co. KGaA	6,107	480,290

Siemens AG (Registered)	2,400	285,612

(Cost $2,293,155)		2,555,644

Ireland 1.7%

Kerry Group PLC “A” (a)	3,721	444,021

Kerry Group PLC “A” (a)	379	45,308

(Cost $278,106)		489,329

Japan 4.5%

Kao Corp.	3,700	282,760

Keyence Corp.	600	369,981

Komatsu Ltd.	7,400	178,969

Mitsubishi UFJ Financial Group, Inc.	31,100	147,971

SMC Corp.	900	337,270

(Cost $1,432,816)		1,316,951

Luxembourg 1.1%
Eurofins Scientific SE (b) (Cost $176,520)	720	318,905

	Shares	Value ($)

Malaysia 0.6%
IHH Healthcare Bhd. (Cost $177,866)	136,600	191,635

Norway 0.6%
Mowi ASA (Cost $82,231)*	7,200	168,416

Singapore 1.0%
DBS Group Holdings Ltd. (Cost $279,300)	15,200	291,600

Sweden 1.6%

Assa Abloy AB “B”	9,900	223,790

Spotify Technology SA * (c)	1,695	247,843

(Cost $449,427)		471,633

Switzerland 4.8%

Lonza Group AG (Registered)	2,500	845,366

Nestle SA (Registered)	5,509	570,241

(Cost $580,697)		1,415,607

United Kingdom 5.3%

Aon PLC (c)	1,750	337,715

Compass Group PLC	9,600	230,181

Experian PLC	15,300	463,612

Halma PLC	10,000	256,955

Spirax-Sarco Engineering PLC	2,500	291,996

(Cost $881,161)		1,580,459

United States 50.0%

A.O. Smith Corp.	3,300	155,628

Activision Blizzard, Inc.	7,600	358,720

Alphabet, Inc. “A” *	580	628,024

American Express Co.	3,040	375,258

AMETEK, Inc.	5,250	476,910

Amphenol Corp. “A”	6,000	575,640

Apple, Inc.	1,155	228,598

Applied Materials, Inc.	6,300	282,933

Becton, Dickinson & Co.	2,705	681,687

Boeing Co.	780	283,928

CBRE Group, Inc. “A” *	4,500	230,850

Danaher Corp.	6,300	900,396

Ecolab, Inc.	1,740	343,546

EOG Resources., Inc.	3,800	354,008

EPAM Systems, Inc. *	2,550	441,405

Eventbrite, Inc. “A” *	4,500	72,900

Evolent Health, Inc. “A” *	13,400	106,530

Fiserv, Inc. *	4,200	382,872

Intuit, Inc.	1,600	418,128

JPMorgan Chase & Co.	6,200	693,160

Las Vegas Sands Corp.	2,460	145,361

MasterCard, Inc. “A”	2,950	780,363

McDonald’s Corp.	2,710	562,758

Microsoft Corp.	4,000	535,840

Mondelez International, Inc. “A”	6,590	355,201

NVIDIA Corp.	600	98,538

Pinterest, Inc. “A” *	2,732	74,365

Progressive Corp.	15,200	1,214,936

Schlumberger Ltd.	5,000	198,700

ServiceMaster Global Holdings, Inc. *	6,000	312,540

ServiceNow, Inc. *	1,400	384,398

T-Mobile U.S., Inc. *	4,300	318,802

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	5

	Shares	Value ($)

TJX Companies, Inc.	5,491	290,364

TransMedics Group, Inc. *	8,300	240,617

YETI Holdings, Inc. * (b)	16,900	489,255

Zoetis, Inc.	6,900	783,081

(Cost $9,072,521)		14,776,240
Total Common Stocks (Cost $19,540,278)		28,961,447

Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (d) (e) (Cost $718,950)	718,950	718,950

	Shares	Value ($)

Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 2.40% (d) (Cost $468,701)	468,701	468,701

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $20,727,929)	102.1	30,149,098
Other Assets and Liabilities, Net	(2.1)	(625,886)
Net Assets	100.0	29,523,212

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (d) (e)
111,625	607,325	(f)	—	—	—	17,036	—	718,950	718,950
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 2.40% (d)
238,530	2,618,033		2,387,862	—	—	2,806	—	468,701	468,701
350,155	3,225,358		2,387,862	—	—	19,842	—	1,187,651	1,187,651

*	Non-income producing security.

(a)	Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2019 amounted to $707,822, which is 2.4% of net assets.

(c)	Listed on the New York Stock Exchange.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$535,565	$—	$—	$535,565
Canada	1,965,015	—	—	1,965,015
China	972,296	1,004,847	—	1,977,143
France	—	907,305	—	907,305
Germany	—	2,555,644	—	2,555,644
Ireland	—	489,329	—	489,329
Japan	—	1,316,951	—	1,316,951
Luxembourg	—	318,905	—	318,905
Malaysia	—	191,635	—	191,635
Norway	—	168,416	—	168,416
Singapore	—	291,600	—	291,600
Sweden	247,843	223,790	—	471,633
Switzerland	—	1,415,607	—	1,415,607
United Kingdom	337,715	1,242,744	—	1,580,459
United States	14,776,240	—	—	14,776,240
Short-Term Investments (g)	1,187,651	—	—	1,187,651
Total	$20,022,325	$10,126,773	$—	$30,149,098

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	7

Statement of Assets and Liabilities
as of June 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $19,540,278) — including $707,822 of securities loaned	$28,961,447
Investment in DWS Government & Agency Securities Portfolio (cost $718,950)*	718,950
Investment in DWS Central Cash Management Government Fund (cost $468,701)	468,701
Foreign currency, at value (cost $131,762)	131,487
Receivable for Fund shares sold	43
Dividends receivable	16,915
Interest receivable	2,194
Foreign taxes recoverable	25,907
Other assets	295
Total assets	30,325,939

Liabilities
Payable upon return of securities loaned	718,950
Payable for Fund shares redeemed	18,851
Accrued management fee	8,453
Accrued Trustees’ fees	195
Other accrued expenses and payables	56,278
Total liabilities	802,727
Net assets, at value	$29,523,212

Net Assets Consist of
Distributable earnings (loss)	9,991,217
Paid-in capital	19,531,995
Net assets, at value	$29,523,212

Net Asset Value
Class A

Net asset value, offering and redemption price per share ($29,523,212 ÷ 2,464,501 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.98

*	Represents collateral on securities loaned.

Statement of Operations
for the six months ended June 30, 2019 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $23,277)	$285,762
Income distributions — DWS Central Cash Management Government Fund	2,806
Securities lending income, net of borrower rebates	17,036
Total income	305,604
Expenses:
Management fee	90,092
Administration fee	13,860
Services to shareholders	207
Custodian fee	9,980
Professional fees	36,897
Reports to shareholders	9,670
Trustees’ fees and expenses	1,823
Other	6,993
Total expenses before expense reductions	169,522
Expense reductions	(46,165)
Total expenses after expense reductions	123,357
Net investment income	182,247

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	484,251
Foreign currency	(3,005)
481,246
Change in net unrealized appreciation (depreciation) on:
Investments	5,671,998
Foreign currency	5,132
5,677,130
Net gain (loss)	6,158,376
Net increase (decrease) in net assets resulting from operations	$6,340,623

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment income (loss)	182,247	$149,728
Net realized gain (loss)	481,246	2,189,088
Change in net unrealized appreciation (depreciation)	5,677,130	(5,431,199)
Net increase (decrease) in net assets resulting from operations	6,340,623	(3,092,383)
Distributions to shareholders:
Class A	(2,329,682)	(219,217)
Fund share transactions:
Class A
Proceeds from shares sold	217,394	730,055
Reinvestment of distributions	2,329,682	219,217
Payments for shares redeemed	(1,963,478)	(3,317,394)
Net increase (decrease) in net assets from Class A share transactions	583,598	(2,368,122)
Increase (decrease) in net assets	4,594,539	(5,679,722)
Net assets at beginning of period	24,928,673	30,608,395

Net assets at end of period	29,523,212	24,928,673

Other Information
Class A
Shares outstanding at beginning of period	2,415,204	2,616,821
Shares sold	18,287	62,443
Shares issued to shareholders in reinvestment of distributions	200,144	19,281
Shares redeemed	(169,134)	(283,341)
Net increase (decrease) in Class A shares	49,297	(201,617)

Shares outstanding at end of period	2,464,501	2,415,204

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	9

Financial Highlights

	Six Months Ended 6/30/19 (Unaudited)		Years Ended December 31,
Class A			2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.32		$11.70	$9.48	$9.00	$9.21	$9.27
Income (loss) from investment operations:

Net investment income[a]	.08		.06	.05	.04	.05	.06
Net realized and unrealized gain (loss)	2.59		(1.35)	2.22	.51	(.21)	.04
Total from investment operations	2.67		(1.29)	2.27	.55	(.16)	.10
Less distributions from:

Net investment income	(.06)		(.09)	(.05)	(.07)	(.05)	(.16)
Net realized gains	(.95)		—	—	—	—	—
Total distributions	(1.01)		(.09)	(.05)	(.07)	(.05)	(.16)
Net asset value, end of period	$11.98		$10.32	$11.70	$9.48	$9.00	$9.21
Total Return (%)	26.15	[b]**	(11.12)[b]	24.04 [b]	6.11 [b,c]	(1.75)[b]	1.14

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30		25	31	43	49	68
Ratio of expenses before expense reductions (%)[d]	1.22	*	1.22	1.06	1.03	1.00	.95
Ratio of expenses after expense reductions (%)[d]	.89	*	.92	.95	.95	.91	.95
Ratio of net investment income (%)	1.31	*	.51	.49	.49	.58	.59
Portfolio turnover rate (%)	6	**	43	19	46	79	78

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reimbursed.
[c]	Includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.31%.
[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized
**	Not annualized

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Equity VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government &

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	11

Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2019, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $20,792,859. The net unrealized appreciation for all investments based on tax cost was $9,356,239. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $10,174,637 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $818,398.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

12	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2019, purchases and sales of investment transactions (excluding short-term investments) aggregated $1,756,946 and $3,544,408, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2019 through April 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.89%.

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed were $46,165.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2019, the Administration Fee was $13,860, of which $2,370 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2019, the amounts charged to the Fund by DSC aggregated $40, of which $13 is unpaid.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	13

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,331, of which $3,756 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2019, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,303.

D. Ownership of the Fund

At June 30, 2019, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 99%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

14	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A
Beginning Account Value 1/1/19	$1,000.00
Ending Account Value 6/30/19	$1,261.50
Expenses Paid per $1,000*	$4.99

Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/19	$1,000.00
Ending Account Value 6/30/19	$1,020.38
Expenses Paid per $1,000*	$4.46

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Global Equity VIP	.89%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	15

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

16	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Equity VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	17

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

18	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	19

VS2GE-3 (R-028380-8 8/19)

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS Global Income Builder VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
30	Information About Your Fund’s Expenses
31	Proxy Voting
32	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may lend securities to approved institutions. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. See the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Performance Summary	June 30, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.69% and 1.15% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Global Income Builder VIP

The S&P® Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid-capitalization stocks across 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Global Income Builder VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,353	$10,687	$12,642	$12,670	$22,214
	Average annual total return	13.53%	6.87%	8.13%	4.85%	8.31%
S&P® Target Risk Moderate Index	Growth of $10,000	$10,993	$10,676	$11,986	$12,390	$19,133
	Average annual total return	9.93%	6.76%	6.22%	4.38%	6.70%
Blended Index	Growth of $10,000	$11,021	$10,871	$11,798	$12,153	$20,268
	Average annual total return	10.21%	8.71%	5.67%	3.98%	7.32%

The growth of $10,000 is cumulative.

DWS Global Income Builder VIP		6-Month‡	1-Year	Life of Class*
Class B	Growth of $10,000	$11,343	$10,667	$10,667
	Average annual total return	13.43%	6.67%	5.73%
S&P® Target Risk Moderate Index	Growth of $10,000	$10,933	$10,676	$10,697
	Average annual total return	9.93%	6.76%	5.95%
Blended Index	Growth of $10,000	$11,021	$10,871	$10,840
	Average annual total return	10.21%	8.71%	7.16%

The growth of $10,000 is cumulative.

*	Class B commenced operations on May 1, 2018.
‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/19	12/31/18
Equity	63%	61%
Common Stocks	55%	55%
Preferred Stocks	5%	6%
Exchange-Traded Funds	3%	—

Fixed Income	36%	37%
Corporate Bonds	13%	13%
Asset-Backed	9%	6%
Collateralized Mortgage Obligations	3%	2%
Mortgage-Backed Securities Pass-Throughs	3%	0%
Commercial Mortgage-Backed Securities	3%	1%
Short-Term U.S. Treasury Obligations	3%	3%
Government & Agency Obligations	2%	9%
Convertible Bonds	0%	0%
Exchange-Traded Funds	—	3%

Cash Equivalents	1%	2%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Preferred Securities and Convertible Bonds)	6/30/19	12/31/18
Financials	18%	17%
Information Technology	13%	12%
Communication Services	12%	12%
Energy	11%	13%
Consumer Discretionary	10%	9%
Health Care	9%	9%
Utilities	7%	5%
Industrials	7%	8%
Consumer Staples	6%	6%
Real Estate	5%	6%
Materials	2%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Darwei Kung, Managing Director

Di Kumble, CFA, Managing Director

Thomas M. Farina, CFA, Managing Director

Dokyoung Lee, CFA, Director

Scott Agi, CFA, Director

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Investment Portfolio	June 30, 2019 (Unaudited)

	Shares	Value ($)
Common Stocks 56.4%
Communication Services 5.5%
Diversified Telecommunication Services 2.2%

AT&T, Inc.	19,448	651,703

BCE, Inc.	3,354	152,595

Deutsche Telekom AG (Registered)	8,895	153,912

Nippon Telegraph & Telephone Corp.	3,694	172,223

Orange SA	11,067	174,414

Singapore Telecommunications Ltd.	63,979	165,489

Swisscom AG (Registered)	317	159,237

Telefonica SA	18,171	149,254

Telenor ASA	7,216	153,138

Telia Co. AB	33,823	150,195

TELUS Corp.	6,071	224,426

Verizon Communications, Inc.	8,609	491,832

		2,798,418

Entertainment 0.5%

NetEase, Inc. (ADR)	881	225,333

Netflix, Inc.*	393	144,357

Walt Disney Co.	2,526	352,731

		722,421

Interactive Media & Services 1.6%

Alphabet, Inc. “A”*	433	468,853

Alphabet, Inc. “C”*	458	495,057

Baidu, Inc. (ADR)*	1,351	158,553

Facebook, Inc. “A”*	3,594	693,642

Tencent Holdings Ltd. (ADR)	5,200	235,352

		2,051,457

Media 0.8%

Comcast Corp. “A”	6,840	289,195

Interpublic Group of Companies, Inc.	6,572	148,461

ITV PLC	107,329	147,166

Omnicom Group, Inc.	1,806	148,002

Shaw Communications, Inc. “B”	7,069	144,236

WPP PLC	12,837	161,668

		1,038,728

Wireless Telecommunication Services 0.4%

KDDI Corp.	7,285	185,230

NTT DoCoMo, Inc.	7,730	180,294

Vodafone Group PLC	117,640	192,938

		558,462

Consumer Discretionary 6.6%
Auto Components 0.3%

Bridgestone Corp. (a)	3,745	147,712

Nokian Renkaat Oyj*	6,259	195,527

		343,239

Automobiles 1.2%

Bayerische Motoren Werke AG	2,022	149,618

Daimler AG (Registered)	2,858	158,877

Ford Motor Co.	21,189	216,763

General Motors Co.	4,609	177,585

Honda Motor Co., Ltd.	5,849	151,454

	Shares	Value ($)

Renault SA	2,394	150,614

Subaru Corp.	7,354	179,051

Toyota Motor Corp.	5,062	314,854

		1,498,816

Diversified Consumer Services 0.4%

H&R Block, Inc.	5,302	155,349

New Oriental Education & Technology Group, Inc. (ADR)*	1,744	168,435

Tal Education Group (ADR)*	5,558	211,760

		535,544

Hotels, Restaurants & Leisure 0.8%

Carnival Corp.	2,798	130,247

Darden Restaurants, Inc.	1,187	144,494

Las Vegas Sands Corp.	2,993	176,856

McDonald’s Corp.	1,440	299,030

Starbucks Corp.	2,008	168,331

Yum! Brands, Inc.	1,317	145,752

		1,064,710

Household Durables 0.5%

Garmin Ltd.	1,872	149,386

Leggett & Platt, Inc.	3,776	144,885

Newell Brands, Inc.	11,065	170,622

Sekisui House Ltd.	10,808	178,515

		643,408

Internet & Direct Marketing Retail 1.3%

Alibaba Group Holding Ltd. (ADR)*	961	162,842

Amazon.com, Inc.*	645	1,221,391

Ctrip.com International Ltd. (ADR)*	4,207	155,280

JD.com, Inc. (ADR)*	5,336	161,627

		1,701,140

Leisure Products 0.1%
Hasbro, Inc.	1,416	149,643

Multiline Retail 0.6%

Kohl’s Corp.	2,959	140,701

Macy’s, Inc.	7,354	157,817

Marks & Spencer Group PLC	54,389	145,266

Target Corp.	1,889	163,606

Wesfarmers Ltd.	6,007	152,506

		759,896

Specialty Retail 0.8%

Hennes & Mauritz AB “B”	8,975	159,592

Home Depot, Inc.	2,072	430,914

Lowe’s Companies, Inc.	1,471	148,439

The Gap, Inc.	7,850	141,064

TJX Companies, Inc.	2,771	146,530

		1,026,539

Textiles, Apparel & Luxury Goods 0.6%

Cie Financiere Richemont SA (Registered)	1,794	152,096

LVMH Moet Hennessy Louis Vuitton SE	353	150,301

NIKE, Inc. “B”	1,824	153,125

Tapestry, Inc.	4,722	149,829

VF Corp.	1,688	147,447

		752,798

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	5

	Shares	Value ($)
Consumer Staples 3.9%
Beverages 0.8%

Ambev SA (ADR)	31,899	148,968

Coca-Cola Co.	7,012	357,051

Diageo PLC	3,397	146,290

PepsiCo, Inc.	2,549	334,250

		986,559

Food & Staples Retailing 0.4%

Costco Wholesale Corp.	599	158,291

Walgreens Boots Alliance, Inc.	2,822	154,279

Walmart, Inc.	2,067	228,383

		540,953

Food Products 1.2%

Archer-Daniels-Midland Co.	3,682	150,226

Bunge Ltd.	2,582	143,843

General Mills, Inc.	2,786	146,321

Kellogg Co.	2,619	140,300

Mondelez International, Inc. “A”	2,788	150,273

Mowi ASA	6,899	161,376

Nestle SA (Registered)	5,255	543,949

The JM Smucker Co.	1,197	137,882

		1,574,170

Household Products 0.6%

Colgate-Palmolive Co.	2,014	144,343

Kimberly-Clark Corp.	1,234	164,468

Procter & Gamble Co.	4,402	482,679

		791,490

Tobacco 0.9%

Altria Group, Inc.	6,624	313,646

British American Tobacco PLC	6,632	231,874

Japan Tobacco, Inc.	11,817	260,790

Philip Morris International, Inc.	4,507	353,935

		1,160,245

Energy 4.5%
Oil, Gas & Consumable Fuels

BP PLC	55,166	384,939

Chevron Corp.	3,414	424,838

Enbridge, Inc.	6,151	222,153

Eni SpA	11,984	199,496

Exxon Mobil Corp.	8,852	678,329

Gazprom PJSC (ADR)	43,031	314,987

Kinder Morgan, Inc.	8,949	186,855

LUKOIL PJSC (ADR)	5,626	472,697

Neste Oyj	5,776	196,545

Occidental Petroleum Corp.	3,619	181,963

ONEOK, Inc.	3,295	226,729

Pembina Pipeline Corp.	4,177	155,495

Petroleo Brasileiro SA (ADR) (Preferred)	10,757	152,749

Phillips 66	1,728	161,637

Plains GP Holdings LP “A”*	7,270	181,532

Repsol SA	9,138	143,444

Royal Dutch Shell PLC “A”	11,423	373,255

Royal Dutch Shell PLC “B”	10,265	336,344

TC Energy Corp. (a)	3,205	158,886

Total SA	5,013	280,842

Valero Energy Corp.	1,913	163,772

Williams Companies, Inc.	7,839	219,806

		5,817,293

	Shares	Value ($)
Financials 8.7%
Banks 5.3%

Aozora Bank Ltd.	6,123	147,090

Australia & New Zealand Banking Group Ltd.	8,355	165,572

Banco Bradesco SA (ADR) (Preferred)	14,912	146,436

Banco Santander SA	31,787	147,167

Bank of America Corp.	14,406	417,774

Bank of Montreal	1,922	145,183

Bank of Nova Scotia	3,223	173,117

BB&T Corp.	3,016	148,176

BNP Paribas SA	4,159	197,586

Canadian Imperial Bank of Commerce (a)	1,902	149,569

Citigroup, Inc.	3,108	217,653

Commonwealth Bank of Australia	4,021	233,751

HSBC Holdings PLC	44,888	374,683

ING Groep NV	12,787	148,212

Itau Unibanco Holding SA (ADR) (Preferred)	38,240	360,221

Japan Post Bank Co., Ltd.	14,126	143,461

JPMorgan Chase & Co.	5,809	649,446

KBC Group NV	2,180	143,092

Lloyds Banking Group PLC	210,681	151,689

Mitsubishi UFJ Financial Group, Inc.	31,895	151,753

Mizuho Financial Group, Inc.	124,229	180,163

National Australia Bank Ltd.	11,560	216,922

People’s United Financial, Inc.	8,998	150,986

Royal Bank of Canada	2,112	167,841

Sberbank of Russia PJSC (ADR)	32,964	503,690

Skandinaviska Enskilda Banken AB “A”	16,186	149,650

Sumitomo Mitsui Financial Group, Inc.	4,498	159,066

Toronto-Dominion Bank	3,039	177,576

U.S. Bancorp.	2,849	149,288

Wells Fargo & Co.	7,081	335,073

Westpac Banking Corp.	11,460	228,322

		6,830,208

Capital Markets 0.4%

CME Group, Inc.	804	156,065

Invesco Ltd.	6,943	142,054

UBS Group AG (Registered)*	12,239	145,549

		443,668

Diversified Financial Services 0.2%
Berkshire Hathaway, Inc. “B”*	1,438	306,538

Insurance 2.8%

Admiral Group PLC	6,979	195,909

Ageas	2,842	147,733

Allianz SE (Registered)	705	170,030

American Financial Group, Inc.	1,514	155,139

Assicurazioni Generali SpA	10,640	200,272

Aviva PLC	34,329	181,698

AXA SA	6,674	175,273

Baloise Holding AG (Registered)	822	145,505

Chubb Ltd.	994	146,406

Great-West Lifeco, Inc.	6,225	143,319

Japan Post Holdings Co., Ltd.	12,758	144,516

Legal & General Group PLC	42,093	144,221

MetLife, Inc.	3,006	149,308

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	626	157,158

Poste Italiane SpA 144A	14,205	149,554

Power Corp. of Canada	6,789	146,247

Power Financial Corp.	7,176	165,050

Sampo Oyj “A”	6,448	304,458

Swiss Life Holding AG (Registered)	334	165,706

Swiss Re AG	2,308	234,475

Zurich Insurance Group AG	705	245,051

		3,667,028

Health Care 5.3%
Biotechnology 0.7%

AbbVie, Inc.	5,161	375,308

Amgen, Inc.	1,560	287,477

Gilead Sciences, Inc.	4,197	283,549

		946,334

Health Care Equipment & Supplies 0.3%

Abbott Laboratories	2,356	198,140

Medtronic PLC	2,128	207,246

		405,386

Health Care Providers & Services 0.5%

Anthem, Inc.	530	149,571

CVS Health Corp.	2,731	148,812

UnitedHealth Group, Inc.	1,346	328,438

		626,821

Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	547	160,643

Pharmaceuticals 3.7%

Allergan PLC	1,129	189,028

Astellas Pharma, Inc.	10,586	151,036

AstraZeneca PLC	2,549	208,273

Bayer AG (Registered)	2,383	164,794

Bristol-Myers Squibb Co.	3,683	167,024

Eli Lilly & Co.	1,857	205,737

GlaxoSmithKline PLC	14,735	294,996

Johnson & Johnson	5,507	767,015

Merck & Co., Inc.	4,717	395,520

Mitsubishi Tanabe Pharma Corp.	12,245	136,397

Novartis AG (Registered)	4,596	419,490

Novo Nordisk AS “B”	3,039	155,042

Pfizer, Inc.	12,127	525,342

Roche Holding AG (Genusschein)	1,554	437,553

Sanofi	2,691	232,566

Takeda Pharmaceutical Co., Ltd.	7,097	252,185

		4,701,998

Industrials 5.1%
Aerospace & Defense 0.9%

BAE Systems PLC	23,529	148,090

Boeing Co.	761	277,012

General Dynamics Corp.	838	152,365

Lockheed Martin Corp.	442	160,685

Northrop Grumman Corp.	442	142,815

Raytheon Co.	761	132,323

United Technologies Corp.	1,141	148,558

		1,161,848

Air Freight & Logistics 0.1%
United Parcel Service, Inc. “B”	1,460	150,774

	Shares	Value ($)
Airlines 0.1%
easyJet PLC	12,307	148,911

Building Products 0.3%

Johnson Controls International PLC	3,652	150,864

LIXIL Group Corp.	10,313	163,037

		313,901

Commercial Services & Supplies 0.3%

Quad Graphics, Inc.	2	16

Republic Services, Inc.	1,645	142,523

Secom Co., Ltd.	1,693	145,980

Waste Management, Inc.	1,247	143,866

		432,385

Construction & Engineering 0.2%

Bouygues SA	3,982	147,645

Kajima Corp.	10,141	139,512

		287,157

Electrical Equipment 0.4%

ABB Ltd. (Registered)	7,388	148,466

Eaton Corp. PLC	1,812	150,903

Emerson Electric Co.	2,358	157,326

		456,695

Industrial Conglomerates 0.4%

3M Co.	854	148,033

Honeywell International, Inc.	1,175	205,143

Siemens AG (Registered)	1,209	143,877

		497,053

Machinery 0.9%

Caterpillar, Inc.	1,357	184,945

Cummins, Inc.	882	151,122

Illinois Tool Works, Inc.	939	141,611

Ingersoll-Rand PLC	1,170	148,204

Kone Oyj “B”	2,558	150,892

Mitsubishi Heavy Industries Ltd.	3,318	144,735

PACCAR, Inc.	3,352	240,204

		1,161,713

Marine 0.1%
Kuehne + Nagel International AG (Registered)	1,102	163,728

Professional Services 0.5%

Adecco Group AG (Registered)	2,954	177,590

Nielsen Holdings PLC	7,948	179,625

RELX PLC	5,983	145,287

SGS SA (Registered)	55	140,073

		642,575

Road & Rail 0.3%

Aurizon Holdings Ltd.	39,101	148,346

Union Pacific Corp.	1,040	175,874

		324,220

Trading Companies & Distributors 0.6%

ITOCHU Corp.	8,910	170,529

Marubeni Corp.	23,994	159,187

Mitsubishi Corp.	6,584	173,842

Mitsui & Co., Ltd.	9,235	150,624

Sumitomo Corp.	9,577	145,408

		799,590

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	7

	Shares	Value ($)
Information Technology 9.2%
Communications Equipment 0.8%

Cisco Systems, Inc.	9,540	522,124

Juniper Networks, Inc.	5,507	146,651

Motorola Solutions, Inc.	868	144,722

Nokia Oyj	38,662	192,429

		1,005,926

Electronic Equipment, Instruments & Components 0.3%

Corning, Inc.	4,817	160,069

TE Connectivity Ltd.	1,637	156,792

		316,861

IT Services 2.4%

Accenture PLC “A”	1,304	240,940

Automatic Data Processing, Inc.	1,262	208,646

Broadridge Financial Solutions, Inc.	1,090	139,171

Fidelity National Information Services, Inc.	1,169	143,413

Fujitsu Ltd.	2,069	144,405

Infosys Ltd. (ADR)	19,405	207,634

International Business Machines Corp.	2,798	385,844

Leidos Holdings, Inc.	1,808	144,369

MasterCard, Inc. “A”	1,518	401,557

Paychex, Inc.	2,100	172,809

PayPal Holdings, Inc.*	1,385	158,527

Visa, Inc. “A”	2,951	512,146

Western Union Co.	10,597	210,774

		3,070,235

Semiconductors & Semiconductor Equipment 1.8%

Analog Devices, Inc.	1,415	159,711

Broadcom, Inc.	933	268,573

Intel Corp.	9,449	452,324

KLA-Tencor Corp.	1,314	155,315

Maxim Integrated Products, Inc.	2,604	155,771

QUALCOMM., Inc.	2,642	200,977

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	12,917	505,959

Texas Instruments, Inc.	2,462	282,539

Tokyo Electron Ltd.	1,180	166,010

		2,347,179

Software 2.2%

Adobe, Inc.*	622	183,272

Intuit, Inc.	550	143,731

Micro Focus International PLC	5,776	151,518

Microsoft Corp.	12,796	1,714,152

Oracle Corp.	4,636	264,113

salesforce.com, Inc.*	889	134,888

SAP SE	1,161	159,506

Trend Micro, Inc.	3,130	139,485

		2,890,665

Technology Hardware, Storage & Peripherals 1.7%

Apple, Inc.	7,741	1,532,099

Canon, Inc. (a)	8,175	238,746

HP, Inc.	7,555	157,068

Samsung Electronics Co., Ltd. (GDR)	157	159,669

Seagate Technology PLC	3,288	154,931

		2,242,513

	Shares	Value ($)
Materials 1.2%
Chemicals 0.7%

Air Products & Chemicals, Inc.	635	143,745

BASF SE	2,056	149,731

Dow, Inc.*	2,805	138,315

DuPont de Nemours, Inc.	1,477	110,878

GEO Specialty Chemicals, Inc.* (b)	161,069	50,576

Linde PLC	821	164,857

LyondellBasell Industries NV “A”	1,796	154,689

		912,791

Construction Materials 0.1%
LafargeHolcim Ltd. (Registered)*	2,910	142,256

Metals & Mining 0.3%

JFE Holdings, Inc.	10,227	150,849

Rio Tinto PLC	2,492	154,388

		305,237

Paper & Forest Products 0.1%
UPM-Kymmene Oyj	5,927	157,663

Real Estate 2.5%
Equity Real Estate Investment Trusts (REITs)

AvalonBay Communities, Inc.	689	139,991

Crown Castle International Corp.	1,156	150,685

HCP, Inc.	4,882	156,126

Kimco Realty Corp.	10,005	184,893

Land Securities Group PLC	14,614	154,719

Liberty Property Trust	3,059	153,072

Mid-America Apartment Communities, Inc.	1,216	143,196

National Retail Properties, Inc.	2,814	149,170

Prologis, Inc.	1,955	156,596

Public Storage	658	156,716

Realty Income Corp.	2,168	149,527

RioCan Real Estate Investment Trust	7,622	151,270

Simon Property Group, Inc.	991	158,322

Stockland (a)	54,185	158,703

Ventas, Inc.	2,691	183,930

VEREIT, Inc.	24,627	221,889

Vicinity Centres	84,544	145,545

Welltower, Inc.	1,983	161,674

Weyerhaeuser Co.	6,003	158,119

WP Carey, Inc.	2,001	162,441

		3,196,584

Utilities 3.9%
Electric Utilities 2.3%

American Electric Power Co., Inc.	2,004	176,372

Duke Energy Corp.	3,482	307,252

EDP — Energias de Portugal SA	54,758	208,053

Endesa SA (a)	5,674	145,884

Enel SpA	22,718	158,656

Entergy Corp.	1,523	156,762

Evergy, Inc.	2,514	151,217

Exelon Corp.	3,032	145,354

FirstEnergy Corp.	3,386	144,955

Fortum Oyj	7,646	169,006

NextEra Energy, Inc.	888	181,916

OGE Energy Corp.	3,523	149,939

Pinnacle West Capital Corp.	1,556	146,404

Power Assets Holdings Ltd.	21,549	155,008

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)

PPL Corp.	5,395	167,299

Southern Co.	3,836	212,054

Xcel Energy, Inc.	2,617	155,685

		2,931,816

Gas Utilities 0.2%

Enagas SA	5,198	138,767

Snam SpA	29,114	144,668

		283,435

Multi-Utilities 1.4%

Ameren Corp.	1,967	147,741

CenterPoint Energy, Inc.	6,556	187,698

Consolidated Edison, Inc.	1,678	147,127

Dominion Energy, Inc	4,314	333,558

DTE Energy Co.	1,146	146,550

Engie SA	9,871	149,597

National Grid PLC	23,196	246,145

Public Service Enterprise Group, Inc.	2,497	146,874

Sempra Energy	1,163	159,843

WEC Energy Group, Inc.	1,868	155,735

		1,820,868
Total Common Stocks (Cost $60,217,635)		72,769,132

Preferred Stocks 4.8%
Financials 3.2%

AGNC Investment Corp. Series C, 7.0%	14,427	375,102

AGNC Investment Corp. Series B, 7.75%	18,000	460,440

Bank of America Corp. Series Y, 6.5%	15,000	382,800

BB&T Corp. 5.625%	10,000	257,400

Capital One Financial Corp. Series G, 5.2%	10,000	249,700

Citigroup, Inc. Series S, 6.3%	15,000	392,100

Fifth Third Bancorp. Series I, 6.625%	10,000	275,500

JPMorgan Chase & Co. Series AA, 6.1%	15,000	391,350

KeyCorp Series E, 6.125%	10,000	278,100

Morgan Stanley Series K, 5.85%	10,000	263,200

The Goldman Sachs Group, Inc. Series J, 5.5%	17,000	441,150

Wells Fargo & Co. Series Y, 5.625%	15,000	384,150

		4,150,992

Real Estate 1.0%

Kimco Realty Corp. Series L, 5.125%	15,000	368,100

Prologis, Inc. Series Q, 8.54%	164	10,996

Simon Property Group, Inc. Series J, 8.375%	8,000	551,120

VEREIT, Inc. Series F, 6.7%	13,600	342,856

		1,273,072

Utilities 0.6%
Dominion Energy, Inc. Series A, 5.25%	30,000	774,000
Total Preferred Stocks (Cost $6,389,940)		6,198,064

	Shares	Value ($)
Rights 0.0%
Energy
Repsol SA* (Cost $5,172)	9,138	5,069

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,284)	170	7,552

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 13.7%
Communication Services 3.1%

Altice Financing SA, 144A, 7.5%, 5/15/2026	200,000	201,020

Cablevision Systems Corp., 5.875%, 9/15/2022	300,000	315,000

CCO Holdings LLC, 144A,:

5.375%, 6/1/2029	95,000	98,088

5.875%, 5/1/2027	250,000	263,750

Charter Communications Operating LLC, 5.75%, 4/1/2048	125,000	138,253

CSC Holdings LLC, 144A, 5.5%, 4/15/2027	200,000	210,000

Expedia Group, Inc., 3.8%, 2/15/2028	180,000	183,220

GrubHub Holdings, Inc., 144A, 5.5%, 7/1/2027	60,000	61,582

Netflix, Inc.:

4.375%, 11/15/2026	100,000	102,280

5.5%, 2/15/2022	365,000	383,706

5.875%, 11/15/2028	350,000	387,492

Nexstar Escrow, Inc., 144A, 5.625%, 7/15/2027 (d)	25,000	25,594

Sirius XM Radio, Inc., 144A, 4.625%, 7/15/2024 (d)	120,000	122,794

Sprint Communications, Inc., 6.0%, 11/15/2022	275,000	286,687

Sprint Corp., 7.625%, 2/15/2025	300,000	319,500

Symantec Corp., 3.95%, 6/15/2022	275,000	278,502

VeriSign, Inc.:

4.625%, 5/1/2023	300,000	304,890

5.25%, 4/1/2025	300,000	320,250

		4,002,608

Consumer Discretionary 1.1%

1011778 B.C. Unlimited Liability Co., 144A, 5.0%, 10/15/2025	200,000	201,560

American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (a)	350,000	348,250

General Motors Co., 5.95%, 4/1/2049	75,000	78,577

Hilton Domestic Operating Co., Inc., 144A, 4.875%, 1/15/2030	70,000	72,100

Hilton Worldwide Finance LLC, 4.875%, 4/1/2027	300,000	310,035

IAA, Inc., 144A, 5.5%, 6/15/2027	50,000	52,000

MGM Resorts International, 5.5%, 4/15/2027	345,000	361,819

		1,424,341

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	9

	Principal Amount ($)(c)	Value ($)

Consumer Staples 0.2%

Altria Group, Inc., 5.95%, 2/14/2049	70,000	79,898

Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	121,000	148,286

Post Holdings, Inc., 144A, 5.5%, 12/15/2029 (d)	55,000	55,138

		283,322

Energy 3.4%

Antero Midstream Partners LP, 144A, 5.75%, 1/15/2028	315,000	311,850

Apache Corp., 4.25%, 1/15/2030	211,000	217,580

Boardwalk Pipelines LP, 4.95%, 12/15/2024	125,000	133,311

Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	222,750

Cheniere Energy Partners LP, 144A, 5.625%, 10/1/2026	350,000	369,250

Crestwood Midstream Partners LP, 6.25%, 4/1/2023	700,000	714,000

CrownRock LP, 144A, 5.625%, 10/15/2025	100,000	100,250

Devon Energy Corp., 5.0%, 6/15/2045	110,000	126,197

Empresa Nacional del Petroleo, 144A, 5.25%, 11/6/2029	200,000	226,588

Energy Transfer Operating LP:

5.5%, 6/1/2027	100,000	111,783

6.25%, 4/15/2049	70,000	82,939

Enterprise Products Operating LP, 4.2%, 1/31/2050 (d)	332,000	331,309

Hess Corp., 5.8%, 4/1/2047	70,000	77,722

Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025	200,000	200,500

Kinder Morgan, Inc., 5.2%, 3/1/2048	65,000	73,427

MEG Energy Corp., 144A, 6.5%, 1/15/2025	200,000	201,000

MPLX LP, 5.5%, 2/15/2049	70,000	79,504

Parkland Fuel Corp., 5.875%, 7/15/2027 (d)	180,000	180,000

Plains All American Pipeline LP, 2.85%, 1/31/2023	55,000	54,778

Range Resources Corp., 5.0%, 8/15/2022	200,000	189,750

Targa Resources Partners LP, 5.375%, 2/1/2027	200,000	207,000

WPX Energy, Inc., 5.25%, 9/15/2024	200,000	205,250

		4,416,738

Financials 1.6%

Banco Santander SA, 2.706%, 6/27/2024	200,000	200,380

BPCE SA, 144A, 4.875%, 4/1/2026	500,000	537,848

Citigroup, Inc., 3.98%, 3/20/2030	120,000	128,169

FS KKR Capital Corp., 4.75%, 5/15/2022	70,000	70,726

Morgan Stanley, 4.431%, 1/23/2030	94,000	103,988

REC Ltd., 144A, 5.25%, 11/13/2023	200,000	213,266

Royal Bank of Scotland Group PLC, 7.5%, Perpetual (e)	400,000	410,000

Synchrony Financial, 4.375%, 3/19/2024	90,000	94,243

	Principal Amount ($)(c)	Value ($)

The Allstate Corp., 3.85%, 8/10/2049	30,000	31,378

Wells Fargo & Co., 3.196%, 6/17/2027	100,000	101,910

Westpac Banking Corp., 5.0%, Perpetual (e)	200,000	192,900

		2,084,808

Health Care 1.3%

AbbVie, Inc., 4.875%, 11/14/2048	75,000	78,938

Bristol-Myers Squibb Co., 144A, 4.25%, 10/26/2049	250,000	276,350

CVS Health Corp., 5.05%, 3/25/2048	285,000	303,559

HCA, Inc.:

4.125%, 6/15/2029	110,000	113,078

5.25%, 6/15/2026	500,000	553,604

7.5%, 2/15/2022	350,000	385,875

		1,711,404

Industrials 0.4%

Clean Harbors, Inc., 144A, 4.875%, 7/15/2027 (d)	55,000	55,899

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	175,000	184,765

Parker-Hannifin Corp., 3.25%, 6/14/2029	40,000	41,488

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	255,000	259,463

		541,615

Information Technology 0.7%

Broadcom, Inc., 144A, 4.75%, 4/15/2029	70,000	71,875

Dell International LLC, 144A, 5.3%, 10/1/2029	65,000	68,497

Fiserv, Inc.:

3.5%, 7/1/2029	140,000	143,904

4.4%, 7/1/2049	50,000	52,604

IQVIA, Inc., 144A, 5.0%, 5/15/2027	205,000	211,662

NXP BV:

144A, 3.875%, 6/18/2026	150,000	154,162

144A, 4.3%, 6/18/2029	100,000	103,088

Oracle Corp., 4.0%, 11/15/2047	60,000	64,478

		870,270

Materials 0.4%

Ardagh Packaging Finance PLC, 144A, 7.25%, 5/15/2024	200,000	210,750

Freeport-McMoRan, Inc., 4.55%, 11/14/2024	235,000	240,229

		450,979

Real Estate 0.5%

American Tower Corp., 3.8%, 8/15/2029	325,000	335,011

Hospitality Properties Trust, (REIT), 3.95%, 1/15/2028	100,000	94,231

Office Properties Income Trust:

(REIT), 4.15%, 2/1/2022	60,000	60,881

(REIT), 4.25%, 5/15/2024	45,000	44,847

Omega Healthcare Investors, Inc.:

(REIT), 4.5%, 4/1/2027	50,000	52,284

(REIT), 4.75%, 1/15/2028	60,000	63,538

		650,792

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($)(c)	Value ($)

Utilities 1.0%

Israel Electric Corp. Ltd., REG S, 144A, 5.0%, 11/12/2024	200,000	216,440

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	275,000	276,724

NRG Energy, Inc., 144A, 5.25%, 6/15/2029	148,000	157,990

Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR 260,000	317,857

Southern California Edison Co., Series E, 3.7%, 8/1/2025	270,000	279,181

Vistra Operations Co. LLC, 144A, 5.0%, 7/31/2027	55,000	56,994

		1,305,186
Total Corporate Bonds (Cost $17,465,923)		17,742,063

Asset-Backed 9.3%
Automobile Receivables 1.7%

AmeriCredit Automobile Receivables Trust, “C”, Series 2019-2, 2.74%, 4/18/2025	720,000	723,029

Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2019-1A, 144A, 4.53%, 3/20/2023	100,000	102,827

CPS Auto Receivables Trust, “E”, Series 2015-C, 144A, 6.54%, 8/16/2021	500,000	515,564

Hertz Vehicle Financing II LP, “A”, Series 2018-1A, 144A, 3.29%, 2/25/2024	500,000	508,705

Santander Drive Auto Receivables Trust, “C”, Series 2019-1, 3.42%, 4/15/2025	250,000	254,563

		2,104,688

Credit Card Receivables 2.0%

Chase Issuance Trust, “A1”, Series 2018-A1, 2.594%**, 4/17/2023	1,600,000	1,601,600

Citibank Credit Card Issuance Trust, “A7”, Series 2017-A7, 2.782%**, 8/8/2024	1,000,000	1,002,298

		2,603,898

Miscellaneous 5.6%

Apidos CLO XXIX, “A2”, Series 2018-29A, 144A, 3-month USD-LIBOR + 1.550%, 4.13%**, 7/25/2030	1,500,000	1,480,229

DB Master Finance LLC, “A2I”, Series 2019-1A, 144A, 3.787%, 5/20/2049	220,000	224,690

Dell Equipment Finance Trust, “D”, Series 2017-1, 144A, 3.44%, 4/24/2023	280,000	281,362

Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	334,050	346,904

Dryden 55 CLO Ltd., “B”, Series 2018-55A, 144A, 3-month USD-LIBOR + 1.550%, 4.147%**, 4/15/2031	1,500,000	1,485,550

	Principal Amount ($)(c)	Value ($)

GMF Floorplan Owner Revolving Trust, “C”, Series 2019-1, 144A, 3.06%, 4/15/2024	260,000	263,427

GoldenTree Loan Management CLO Ltd., “C1A”, Series 2X, REG S, 3-month EURIBOR + 2.450% floor, 2.45%**, 1/20/2032	EUR 480,000	548,073

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	84,181	83,539

Jubilee CLO BV, “C1”, Series 2018-21A, 144A, 3-month EURIBOR + 2.500% floor, 2.5%**, 1/15/2032	EUR 500,000	565,415

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	530,000	536,983

Neuberger Berman CLO Ltd., “B”, Series 2018-28A, 144A, USD-LIBOR + 1.600%, 4.192%**, 4/20/2030	750,000	740,475

Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	497,500	516,052

Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	157,600	158,505

		7,231,204
Total Asset-Backed (Cost $11,916,792)		11,939,790

Mortgage-Backed Securities Pass-Throughs 3.4%

Federal Home Loan Mortgage Corp.:

4.0%, 8/1/2048	1,083,747	1,122,755

6.0%, 3/1/2038	2,798	3,098

Federal National Mortgage Association:

4.0%, 7/1/2049 (d)	3,100,000	3,203,959

4.5%, 9/1/2035	5,423	5,668

6.0%, 1/1/2024	7,746	8,479
Total Mortgage-Backed Securities Pass-Throughs (Cost $4,332,730)		4,343,959

Commercial Mortgage-Backed Securities 2.7%

BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 3.694%**, 11/15/2035	203,031	202,968

CSAIL Commercial Mortgage Trust, “B”, Series 2019-C15, 4.476%, 3/15/2052	500,000	544,781

DBWF Mortgage Trust, “C”, Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.750%, 4.14%**, 11/19/2035	250,000	250,088

FHLMC Multifamily Structured Pass-Through Certificates, “X1”, Series K043, Interest Only, 0.668%**, 12/25/2024	4,898,922	127,786

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	394,448	375,293

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	11

	Principal Amount ($)(c)	Value ($)

GS Mortgage Securities Corp.:

“A4”, Series 2019-GC40, 3.16%, 7/10/2052 (b) (d)	400,000	411,984

“C”, Series 2018-FBLU, 144A, 1-month USD-LIBOR + 1.600%, 3.994%**, 11/15/2035	500,000	499,366

MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.300%, 3.694%**, 12/15/2033	250,000	250,313

NYT Mortgage Trust, “B”, Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.400%, 3.794%**, 11/15/2035	350,000	351,423

Wells Fargo Commercial Mortgage Trust, “A4”, Series 2019-C51, 3.311%, 6/15/2052 (b) (d)	400,000	411,972
Total Commercial Mortgage-Backed Securities (Cost $3,409,912)		3,425,974

Collateralized Mortgage Obligations 3.4%

Connecticut Avenue Securities Trust:

“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.150%, 4.554%**, 9/25/2031	168,000	168,926

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 4.704%**, 8/25/2031	256,667	258,878

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 4.404%**, 3/25/2031	187,500	187,735

1-month USD-LIBOR + 2.250%, 4.654%**, 7/25/2030	172,000	173,819

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.754%**, 1/25/2031	500,000	504,442

Federal Home Loan Mortgage Corp.:

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	122,762	4,781

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	974,615	183,460

“H”, Series 2278, 6.5%, 1/15/2031	110	112

Federal National Mortgage Association:

“WO”, Series 2013-27, Principal Only, Zero Coupon, 12/25/2042	220,000	140,013

“AS”, Series 4885, Principal Only, 3.656%, 6/15/2049	1,479,316	288,619

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	87,916	15,577

“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	95,911	14,380

	Principal Amount ($)(c)	Value ($)

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.650%, 5.054%**, 1/25/2049	60,000	61,427

“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 4.854%**, 3/25/2049	660,000	669,228

Government National Mortgage Association:

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	188,131	17,363

“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	52,936	7,443

“IP”, Series 2014-11, Interest Only, 4.5%, 1/20/2043	130,825	13,365

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	157,764	26,533

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	153,384	25,716

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	104,713	17,009

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	500,000	500,884

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	191,269	194,029

STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 4.504%**, 9/25/2048	324,324	324,325

Verus Securitization Trust, “A1”, Series 2019-INV1, 144A, 3.402%, 12/25/2059	544,018	550,000
Total Collateralized Mortgage Obligations (Cost $4,116,199)		4,348,064

Government & Agency Obligations 2.1%
Sovereign Bonds 0.7%

Republic of Indonesia, 4.45%, 2/11/2024	225,000	238,918

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR 270,000	322,254

Republic of South Africa, 4.875%, 4/14/2026	200,000	206,820

State of Qatar, 144A, 3.25%, 6/2/2026	200,000	205,642

		973,634

U.S. Treasury Obligations 1.4%

U.S. Treasury Notes:

0.5%, 4/15/2024	1,620,896	1,641,132

2.375%, 5/15/2029	153,000	158,110

		1,799,242
Total Government & Agency Obligations (Cost $2,726,345)		2,772,876

Convertible Bonds 0.2%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 16.503%** PIK, 10/18/2025 (b) (Cost $272,093)	273,418	306,501

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($)(c)	Value ($)

Short-Term U.S. Treasury Obligations 2.6%

U.S. Treasury Bills:

2.362%***, 8/15/2019 (f)	1,750,000	1,745,423

2.573%***, 10/10/2019 (g)	1,660,000	1,650,243
Total Short-Term U.S. Treasury Obligations (Cost $3,392,850)		3,395,666

	Shares	Value ($)
Exchange-Traded Funds 2.6%
Vanguard Real Estate ETF (Cost $3,299,515)	37,670	3,292,358

Commercial Paper 0.4%
Ford Motor Credit Co. (Cost $496,593)	500,000	496,408

	Shares	Value ($)

Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (h) (i) (Cost $1,292,302)	1,292,302	1,292,302

Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 2.40% (h) (Cost $1,858,043)	1,858,043	1,858,043

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $121,222,328)	104,1	134,193,821
Other Assets and Liabilities, Net	(4.1)	(5,223,979)
Net Assets	100.0	128,969,842

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (h) (i)
2,070,696	—	778,394	(j)	—	—	14,934	—	1,292,302	1,292,302
Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 2.40% (h)
2,297,660	34,754,860	35,194,477		—	—	59,454	—	1,858,043	1,858,043
4,368,356	34,754,860	35,972,871		—	—	74,388	—	3,150,345	3,150,345

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2019 amounted to $1,232,073, which is 1.0% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Principal amount stated in U.S. dollars unless otherwise noted.

(d)	When-issued, delayed delivery or forward commitment securities included.

(e)	Perpetual, callable security with no stated maturity date.

(f)	At June 30, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g)	At June 30, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ASX: Australian Securities Exchange

CLO: Collateralized Loan Obligation

EURIBOR: Euro Interbank Offered Rate

GDR: Global Depositary Receipt

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	13

LIBOR: London Interbank Offered Rate

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

PJSC: Public Joint Stock Company

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

S&P: Standard & Poor’s

At June 30, 2019, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	9/19/2019	43	5,417,438	5,502,656	85,218
3 Month Euro Euribor Interest Rate	EUR	9/14/2020	2	570,784	571,336	552
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	9/14/2020	2	516,548	516,800	252
3 Month Euroyen	JPY	9/14/2020	2	464,113	464,036	(77)
3 Month Sterling (Short Sterling) Interest Rate	GBP	9/16/2020	3	472,674	472,683	9
90 Day Eurodollar Time Deposit	USD	9/14/2020	2	492,131	492,225	94
ASX 90 Day Bank Accepted Bills	AUD	9/10/2020	3	2,100,563	2,101,331	768
MSCI Emerging Market Index	USD	9/20/2019	57	2,884,720	3,002,190	117,470
Ultra 10 Year U.S. Treasury Note	USD	9/19/2019	46	6,265,018	6,353,750	88,732
Ultra Long U.S. Treasury Bond	USD	9/19/2019	22	3,812,490	3,906,375	93,885
Total net unrealized appreciation						386,903

At June 30, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Euro Stoxx 50 Index	EUR	9/20/2019	67	2,528,356	2,640,597	(112,241)
S&P 500 E-Mini Index	USD	9/20/2019	10	1,400,095	1,472,100	(72,005)
TOPIX Index	JPY	9/12/2019	2	280,934	287,715	(6,781)
U.S. Treasury Long Bond	USD	9/19/2019	5	761,550	777,969	(16,419)
Total unrealized depreciation						(207,446)

At June 30, 2019, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/Frequency	Cash Flows Received by the Fund/Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
Fixed — 1.961% Semi-Annually	Floating — 3-Month LIBOR Quarterly	6/28/2019 6/28/2029	400,000	USD	(186)	—	(186)
Fixed — 2.636% Semi-Annually	Floating — 3-Month LIBOR Quarterly	1/21/2020 1/21/2025	1,800,000	USD	(77,939)	—	(77,939)
Fixed — 2.729% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	400,000	USD	(30,815)	—	(30,815)
Total unrealized depreciation							(108,940)

LIBOR: London Interbank Offered Rate; 3-month LIBOR rate as of March 31, 2019 is 2.600%.

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

As of June 30, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,104,663	CAD	1,480,000	8/7/2019	26,407	State Street Bank and Trust
EUR	1,983,000	JPY	245,548,074	8/8/2019	22,216	Credit Agricole
EUR	1,567,000	USD	1,798,820	9/26/2019	5,009	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					53,632

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	1,480,000	USD	1,100,790	8/7/2019	(30,281)	Bank of America
AUD	1,580,000	USD	1,102,836	8/8/2019	(7,798)	State Street Bank and Trust
AUD	1,580,000	USD	1,096,267	8/8/2019	(14,366)	National Australia Bank Ltd.
EUR	980,000	USD	1,099,156	8/30/2019	(20,412)	Credit Agricole
USD	6,681,472	EUR	5,830,000	9/12/2019	(14,663)	Bank of America
EUR	5,830,000	USD	6,640,247	9/12/2019	(26,561)	Bank of America
Total unrealized depreciation					(114,081)

Currency Abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (k)
Communication Services	$5,024,328	$2,145,158	$—	$7,169,486
Consumer Discretionary	6,089,750	2,385,983	—	8,475,733
Consumer Staples	3,709,138	1,344,279	—	5,053,417
Energy	3,902,428	1,914,865	—	5,817,293
Financials	5,402,155	5,845,287	—	11,247,442
Health Care	4,388,850	2,452,332	—	6,841,182
Industrials	3,484,791	3,055,759	—	6,540,550
Information Technology	10,681,280	1,192,099	—	11,873,379
Materials	712,484	754,887	50,576	1,517,947
Real Estate	2,737,617	458,967	—	3,196,584
Utilities	3,520,335	1,515,784	—	5,036,119
Preferred Stocks (k)	6,198,064	—	—	6,198,064
Rights	—	5,069	—	5,069
Warrants	—	—	7,552	7,552
Fixed Income Investments (k)
Corporate Bonds	—	17,742,063	—	17,742,063
Asset-Backed	—	11,939,790	—	11,939,790
Mortgage-Backed Securities Pass-Throughs	—	4,343,959	—	4,343,959
Commercial Mortgage-Backed Securities	—	2,602,018	823,956	3,425,974
Collateralized Mortgage Obligations	—	4,348,064	—	4,348,064
Government & Agency Obligations	—	2,772,876	—	2,772,876
Convertible Bonds	—	—	306,501	306,501
Short-Term U.S. Treasury Obligations	—	3,395,666	—	3,395,666
Commercial papers	—	496,408	—	496,408
Exchange-Traded Funds	3,292,358	—	—	3,292,358
Short-Term Investments (k)	3,150,345	—	—	3,150,345
Derivatives (l)
Futures Contracts	386,980	—	—	386,980
Forward Foreign Currency Contracts	—	53,632	—	53,632
Total	$62,680,903	$70,764,945	$1,188,585	$134,634,433

Liabilities	Level 1	Level 1	Level 1	Level 1
Derivatives (l)
Futures Contracts	$(207,523)	$—	$—	$(207,523)
Interest Rate Swap Contracts	—	(108,940)	—	(108,940)
Forward Foreign Currency Contracts	—	(114,081)	—	(114,081)
Total	$(207,523)	$(223,021)	$—	$(430,544)

(k)	See Investment Portfolio for additional detailed categorizations.

(l)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $118,071,983) — including $1,232,073 of securities loaned	$131,043,476
Investment in DWS Government & Agency Securities Portfolio (cost $1,292,302)*	1,292,302
Investment in DWS Central Cash Management Government Fund (cost $1,858,043)	1,858,043
Cash	331,751
Foreign currency, at value (cost $193,366)	194,580
Receivable for investments sold	532,017
Receivable for Fund shares sold	5,446
Dividends receivable	244,347
Interest receivable	310,871
Receivable for variation margin on centrally cleared swaps	9,077
Unrealized appreciation on forward foreign currency contracts	53,632
Foreign taxes recoverable	113,790
Other assets	1,796
Total assets	135,991,128

Liabilities
Payable upon return of securities loaned	1,292,302
Payable for investments purchased	472,093
Payable for investments purchased — when-issued securities	4,797,657
Payable for Fund shares redeemed	137,005
Payable for variation margin on futures contracts	40,229
Unrealized depreciation on forward foreign currency contracts	114,081
Accrued management fee	38,887
Accrued Trustees’ fees	2,864
Other accrued expenses and payables	126,168
Total liabilities	7,021,286
Net assets, at value	$128,969,842

Net Assets Consist of
Distributable earnings (loss)	15,962,636
Paid-in capital	113,007,206
Net assets, at value	$128,969,842

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($128,959,171 ÷ 5,541,918 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$23.27
Class B

Net Asset Value, offering and redemption price per share ($10,671 ÷ 458.6 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$23.27

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	17

Statement of Operations

for the six months ended June 30, 2019 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $90,876)	$1,684,061
Interest	871,671
Income distributions — DWS Central Cash Management Government Fund	59,454
Securities lending income, net of borrower rebates	14,394
Total income	2,629,580
Expenses:
Management fee	232,921
Administration fee	62,952
Services to Shareholders	669
Distribution service fees (Class B)	13
Custodian fee	27,643
Professional fees	53,282
Reports to shareholders	25,730
Trustees’ fees and expenses	4,558
Other	23,681
Total expenses before expense reductions	431,449
Expense reductions	(14)
Total expenses after expense reductions	431,435
Net investment income	2,198,145

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(454,731)
Swap contracts	135,952
Futures	1,124,081
Forward foreign currency contracts	(42,591)
Foreign currency	16,365
779,076
Change in net unrealized appreciation (depreciation) on:
Investments	12,584,705
Swap contracts	(605)
Futures	374,421
Forward foreign currency contracts	(20,843)
Foreign currency	6,191
12,943,869
Net gain (loss)	13,722,945
Net increase (decrease) in net assets resulting from operations	$15,921,090

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment income	$2,198,145	$4,562,853
Net realized gain (loss)	779,076	2,201,335
Change in net unrealized appreciation (depreciation)	12,943,869	(16,929,613)
Net increase (decrease) in net assets resulting from operations	15,921,090	(10,165,425)
Distributions to shareholders:
Class A	(5,055,619)	(17,909,607)
Class B	(391)	—
Total distributions	(5,056,010)	(17,909,607)
Fund share transactions:
Class A
Proceeds from shares sold	1,344,623	2,336,008
Reinvestment of distributions	5,055,619	17,909,607
Payments for shares redeemed	(7,916,381)	(19,079,316)
Net increase (decrease) in net assets from Class A share transactions	(1,516,139)	1,166,299
Class B
Reinvestment of distributions	391	10,000 *
Net increase (decrease) in net assets from Class B share transactions	391	10,000 *
Increase (decrease) in net assets	9,349,332	(26,898,733)
Net assets at beginning of year	119,620,510	146,519,243

Net assets at end of year	128,969,842	119,620,510

Other Information
Class A
Shares outstanding at beginning of period	5,608,755	5,517,134
Shares sold	57,896	97,250
Shares issued to shareholders in reinvestment of distributions	220,866	796,691
Shares redeemed	(345,599)	(802,320)
Net increase (decrease) in Class A shares	(66,837)	91,621

Shares outstanding at end of period	5,541,918	5,608,755
Class B
Shares outstanding at beginning of period	441.5	—
Shares sold	17.1	441.5 *
Net increase (decrease) in Class B shares	17.1	441.5 *

Shares outstanding at end of period	458.6	441.5 *

*	For the period from May 1, 2018 (commencement of operations of Class B) to December 31, 2018.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	19

Financial Highlights

	Six Months Ended 6/30/19 (Unaudited)		Years Ended December 31,
Class A			2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$21.33		$26.56	$23.50	$22.93	$24.62	$27.30
Income (loss) from investment operations:

Net investment income[a]	.40		.80	.71	.61	.68	.72
Net realized and unrealized gain (loss)	2.47		(2.67)	3.10	.91	(.97)	.25
Total from investment operations	2.87		(1.87)	3.81	1.52	(.29)	.97
Less distributions from:

Net investment income	(.90)		(.98)	(.75)	(.95)	(.76)	(.85)
Net realized gains	(.03)		(2.38)	—	—	(.64)	(2.80)
Total distributions	(.93)		(3.36)	(.75)	(.95)	(1.40)	(3.65)
Net asset value, end of period	$23.27		$21.33	$26.56	$23.50	$22.93	$24.62
Total Return (%)	13.53	**	(7.66)[b]	16.54	6.81	(1.44)[b]	3.83

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	129		120	147	185	202	247
Ratio of expenses before expense reductions (%)[c]	.69	*	.69	.63	.62	.60	.62
Ratio of expenses after expense reductions (%)[c]	.69	*	.68	.63	.62	.58	.62
Ratio of net investment income (loss) (%)	3.49	*	3.34	2.85	2.66	2.85	2.83
Portfolio turnover rate (%)	108	**	70	122	135	92	88

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

Class B	Six Months Ended 6/30/19 (Unaudited)		Period Ended 12/31/18[a]

Selected Per Share Data
Net asset value, beginning of period	$21.30		$22.65
Income (loss) from investment operations:

Net investment income[b]	.38		.50
Net realized and unrealized gain (loss)	2.48		(1.85)
Total from investment operations	2.86		(1.35)
Less distributions from:

Net investment income	(.86)		—
Net realized gains	(.03)		—
Total distributions	(.89)		—
Net asset value, end of period	$23.27		$21.30
Total Return (%)[c]	13.43	**	(5.96	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11		9
Ratio of expenses before expense reductions (%)[d]	1.14	*	1.15	*
Ratio of expenses after expense reductions (%)[d]	.86	*	.86	*
Ratio of net investment income (loss) (%)	3.32	*	3.30	*
Portfolio turnover rate (%)	108	**	70	[e]

[a]	For the period from May 1, 2018 (commencement of operations) to December 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2018.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche DWS Variable Series ll — DWS Global Income Builder VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

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Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

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As of June 30, 2019, the Fund had securities on loan, which were classified as common stocks and corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of June 30, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$933,862	$—	$—	$—	$933,862
Corporate Bonds	358,440	—	—	—	358,440
Total Borrowings	$1,292,302	$—	$—	$—	$1,292,302

Gross amount of recognized liabilities for securities lending transactions:					$1,292,302

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $121,660,745. The net unrealized appreciation for all investments based on tax cost was $12,518,426. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $14,767,500 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $2,249,074.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	23

periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2019, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2019, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $2,200,000 to $26,400,000.

24	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2019, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of June 30, 2019. For the six months ended June 30, 2019, the investment in credit default swap contracts purchased had a total USD equivalent notional value generally indicative of a range from $0 to approximately $6,437,000 and the investment in credit default swap contracts sold had a total USD equivalent notional value generally indicative of a range from $0 to approximately $10,819,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2019, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $23,383,000 to $30,986,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $5,178,000 to $31,596,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio

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holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $8,597,000 to $19,036,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,361,000 to $7,786,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $2,222,000.

The following tables summarize the value of the Fund’s derivative instruments held as of June 30, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$117,470	$117,470
Interest Rate Contracts (a)	—	269,510	269,510
Foreign Exchange Contracts (b)	53,632	—	53,632
	$53,632	$386,980	$440,612

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (c)	$—	$—	$(191,027)	$(191,027)
Interest Rate Contracts (c)	—	(108,940)	(16,496)	(125,436)
Foreign Exchange Contracts (d)	(114,081)	—	—	(114,081)
	$(114,081)	$(108,940)	$(207,523)	$(430,544)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2019, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (e)	$—	$—	$573,074	$573,074
Credit Contracts (e)	—	(64,515)	—	(64,515)
Interest Rate Contracts (e)	—	200,467	551,007	751,474
Foreign Exchange Contracts (f)	(42,591)	—	—	(42,591)
	$(42,591)	$135,952	$1,124,081	$1,217,442

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from swap contracts and futures, respectively

(f)	Net realized gain (loss) from forward foreign currency contracts

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Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (g)	$—	$—	$358,889	$358,889
Credit Contracts (g)	—	307,357	—	307,357
Interest Rate Contracts (g)	—	(307,962)	15,532	(292,430)
Foreign Exchange Contracts (h)	(20,843)	—	—	(20,843)
	$(20,843)	$(605)	$374,421	$352,973
Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(h)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of June 30, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Agricole	$22,216	$(20,412)	$—	$1,804
JPMorgan Chase Securities, Inc.	5,009	—	—	5,009
State Street Bank and Trust	26,407	(7,798)	—	18,609
	$53,632	$(28,210)	$—	$25,422

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$71,505	$—	$—	$71,505
Credit Agricole	20,412	(20,412)	—	—
National Australia Bank Ltd.	14,366	—	—	14,366
State Street Bank and Trust	7,798	(7,798)	—	—
	$114,081	$(28,210)	$—	$85,871

C. Purchases and Sales of Securities

During the six months ended June 30, 2019, purchases and sales of investment transactions, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$121,566,571	$118,512,854
U.S. Treasury Obligations	$11,293,517	$12,276,542

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

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Effective May 16, 2019, DWS Alternatives Global Limited, also an indirect, wholly owned subsidiary of DWS Group, no longer serves as subadvisor for the Fund. DWS Alternatives Global Limited provided portfolio manager services to the Fund and pursuant to a sub-advisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the Fund, compensated DWS Alternatives Global Limited for the services it provided to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waiver/reimbursements) of 0.37% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2019 (and through April 30, 2020 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	0.73%
Class B	0.86%

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed for Class B are $14.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2019, the Administration Fee was $62,952, of which $10,511 is unpaid.

Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2019, the Distribution Service Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2019
Class B	$13	$2

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2019
Class A	$195	$162
Class B	10	6
	$205	$168

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $7,478, of which $2,478 unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

28	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,102.

E. Ownership of the Fund

At June 30, 2019, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 70%.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	29

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,135.30	$1,134.30
Expenses Paid per $1,000*	$3.65	$4.55

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,021.37	$1,020.53
Expenses Paid per $1,000*	$3.46	$4.31

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.69%	.86%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

30	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	31

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (now known as DWS Alternatives Global Limited) (“DAAM Global”), an affiliate of DIMA, in September 2018 (effective May 16, 2019, DAAM Global no longer serves as sub-advisor to the Fund).

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DAAM Global are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon

32	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). With respect to the sub-advisory fee paid to DAAM Global, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	33

brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

34	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Notes

VS2GIB-3 (R-028382-8 8/19)

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS Government & Agency Securities VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
20	Information About Your Fund’s Expenses
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The “full faith and credit” guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. The Fund may lend securities to approved institutions. See the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Performance Summary	June 30, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.93% and 1.28% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,445	$10,581	$10,574	$10,937	$13,474
	Average annual total return	4.45%	5.81%	1.88%	1.81%	3.03%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,411	$10,608	$10,598	$11,226	$13,876
	Average annual total return	4.11%	6.08%	1.95%	2.34%	3.33%

DWS Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,417	$10,533	$10,462	$10,746	$13,006
	Average annual total return	4.17%	5.33%	1.52%	1.45%	2.66%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,411	$10,608	$10,598	$11,226	$13,876
	Average annual total return	4.11%	6.08%	1.95%	2.34%	3.33%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	6/30/19	12/31/18
Mortgage-Backed Securities Pass-Throughs	79%	82%
Collateralized Mortgage Obligations	14%	10%
Commercial Mortgage-Backed Securities	7%	4%
Asset-Backed	7%	3%
Government & Agency Obligations	4%	4%
Commercial Papers	3%	—
Cash Equivalents and Other Assets and Liabilities, net	–14%	–3%
	100%	100%

Coupons*	6/30/19	12/31/18
Less than 3.5%	28%	25%
3.5%–4.49%	48%	52%
4.5%–5.49%	19%	17%
5.5%–6.49%	3%	3%
6.5%–7.49%	2%	3%
7.5% and Greater	0%	0%
	100%	100%

Interest Rate Sensitivity	6/30/19	12/31/18
Effective Maturity	5.2 years	8.1 years
Effective Duration	3.4 years	4.7 years

*	Excludes Cash Equivalents and U.S. Treasury Bills.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Gregory M. Staples, CFA, Managing Director

Scott Agi, CFA, Director

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Investment Portfolio	as of June 30, 2019 (Unaudited)

	Principal Amount ($)	Value ($)
Mortgage-Backed Securities Pass-Throughs 78.4%

Federal Home Loan Mortgage Corp.:

3.0%, 9/1/2047	715,258	723,116

3.5%, 9/1/2047	649,897	668,904

4.0%, with various maturities from 1/1/2045 until 12/1/2045	526,941	558,001

Federal National Mortgage Association:

3.0%, with various maturities from 3/1/2047 until 10/1/2047	1,240,270	1,253,729

3.5%, with various maturities from 8/1/2047 until 7/1/2049 (a)	3,072,276	3,158,258

4.0%, with various maturities from 8/1/2047 until 7/1/2049 (a)	4,256,809	4,409,776

Government National Mortgage Association:

3.0%, with various maturities from 4/20/2046 until 7/1/2049 (a)	2,339,703	2,388,908

3.5%, with various maturities from 4/15/2042 until 7/1/2049 (a)	6,531,926	6,765,575

4.0%, with various maturities from 6/20/2047 until 4/20/2049	1,320,758	1,371,867

4.5%, with various maturities from 4/20/2035 until 6/20/2049	3,150,726	3,326,576

4.55%, 1/15/2041	102,909	109,793

4.625%, 5/15/2041	96,332	101,528

5.0%, with various maturities from 12/15/2032 until 2/20/2049	2,249,853	2,364,886

5.5%, with various maturities from 1/15/2034 until 6/15/2042	517,282	577,364

6.0%, with various maturities from 5/20/2034 until 1/15/2038	257,849	294,607

6.5%, with various maturities from 9/15/2036 until 2/15/2039	204,894	236,325

7.0%, with various maturities from 2/20/2027 until 2/15/2038	59,786	60,751

7.5%, 10/20/2031	3,041	3,509
Total Mortgage-Backed Securities Pass-Throughs (Cost $28,072,907)		28,373,473

Asset-Backed 6.9%
Automobile Receivables 3.2%

AmeriCredit Automobile Receivables Trust:

“A3”, Series 2017-1, 1.87%, 8/18/2021	73,249	73,127

“C”, Series 2019-2, 2.74%, 4/18/2025	330,000	331,388

“D”, Series 2017-3, 3.18%, 7/18/2023	210,000	212,334

Hertz Vehicle Financing II LP, “A”, Series 2018-1A, 144A, 3.29%, 2/25/2024	350,000	356,094

	Principal Amount ($)	Value ($)

United Auto Credit Securitization Trust, “A”, Series 2019-1, 144A, 2.82%, 7/12/2021	167,342	167,545

		1,140,488

Miscellaneous 3.7%

Carbone CLO Ltd., “A1”, Series 2017-1A, 144A, 3-month USD-LIBOR + 1.140%, 3.732%*, 1/20/2031	380,000	378,108

GMF Floorplan Owner Revolving Trust, “B”, Series 2019-2, 144A, 3.1%, 4/15/2026	440,000	449,424

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	330,000	334,348

NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	191,936	192,851

		1,354,731
Total Asset-Backed (Cost $2,475,428)		2,495,219

Collateralized Mortgage Obligations 14.4%

Federal Home Loan Mortgage Corp.:

“OA”, Series 3179, Principal Only, Zero Coupon, 7/15/2036	66,137	59,370

“CZ”, Series 4113, 3.0%, 9/15/2042	329,106	330,598

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	229,574	27,604

“C1”, Series 329, Interest Only, 4.0%, 12/15/2041	679,249	119,410

“UA”, Series 4298, 4.0%, 2/15/2054	53,835	55,106

“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	693,459	140,974

“C28”, Series 303, Interest Only, 4.5%, 1/15/2043	806,649	160,359

“MI”, Series 3871, Interest Only, 6.0%, 4/15/2040	22,248	932

“IJ”, Series 4472, Interest Only, 6.0%, 11/15/2043	258,961	61,352

“A”, Series 172, Interest Only, 6.5%, 1/1/2024	4,664	491

“C22”, Series 324, Interest Only, 6.5%, 4/15/2039	375,972	94,145

Federal National Mortgage Association:

“FE”, Series 2018-94, 2.804%, 1/25/2049	363,774	363,541

“Z”, Series 2013-44, 3.0%, 5/25/2043	100,875	103,232

“IO”, Series 2012-146, Interest Only, 3.5%, 1/25/2043	911,464	159,822

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	175,832	31,154

“IO”, Series 2016-26, Interest Only, 5.0%, 5/25/2046	736,021	138,092

“UI”, Series 2010-126, Interest Only, 5.5%, 10/25/2040	284,146	49,216

“IO”, Series 2014-70, Interest Only, 5.5%, 10/25/2044	387,070	80,569

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	5

	Principal Amount ($)	Value ($)

“BI”, Series 2015-97, Interest Only, 5.5%, 1/25/2046	321,662	65,075

“WI”, Series 2011-59, Interest Only, 6.0%, 5/25/2040	22,226	452

“YT”, Series 2013-35, 6.5%, 9/25/2032	426,712	494,191

Government National Mortgage Association:

“JI”, Series 2013-10, Interest Only, 3.5%, 1/20/2043	429,197	75,054

“ID”, Series 2013-70, Interest Only, 3.5%, 5/20/2043	198,987	35,768

“IP”, Series 2015-50, Interest Only, 4.0%, 9/20/2040	606,003	38,471

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	188,131	17,363

“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	160,703	22,597

“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	109,314	15,419

“GZ”, Series 2005-24, 5.0%, 3/20/2035	682,082	797,743

“AZ”, Series 2019-31, 5.0%, 3/20/2049	291,959	327,795

“IA”, Series 2012-64, Interest Only, 5.5%, 5/16/2042	156,603	33,055

“DI”, Series 2009-10, Interest Only, 6.0%, 4/16/2038	82,715	10,025

“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	27,807	6,764

“IC”, Series 1997-4, Interest Only, 7.5%, 3/16/2027	194,480	120

JP Morgan Mortgage Trust:

“A6”, Series 2017-2, 144A, 3.0%, 5/25/2047	472,843	472,734

“A5”, Series 2017-4, 144A, 3.5%, 11/25/2048	303,694	308,154

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	300,000	300,531

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	215,177	218,283
Total Collateralized Mortgage Obligations (Cost $5,061,401)		5,215,561

Commercial Mortgage-Backed Securities 7.3%

Federal National Mortgage Association:

“A2”, Series 2017-M15, 3.058%*, 9/25/2027	700,000	729,251

“A2”, Series 2018-M1, 3.086%*, 12/25/2027	500,000	518,849

GS Mortgage Securities Trust, “A4”, Series 2019-GC40, 3.16%, 7/10/2052	300,000	308,988

	Principal Amount ($)	Value ($)

Wells Fargo Commercial Mortgage Trust:

“A4”, Series 2016-NXS6, 2.918%, 11/15/2049	750,000	762,722

“A4”, Series 2019-C51, 3.311%, 6/15/2052	300,000	308,979
Total Commercial Mortgage-Backed Securities (Cost $2,597,158)		2,628,789

Government & Agency Obligations 1.6%
U.S. Treasury Obligation
U.S. Treasury Inflation Indexed Note, 0.5%, 4/15/2024 (Cost $562,966)	557,183	564,139

Short-Term U.S. Treasury Obligations 2.4%

U.S. Treasury Bills:

2.36%**, 8/15/2019 (b)	380,000	379,006

2.582%**, 10/10/2019 (c)	500,000	497,061
Total Short-Term U.S. Treasury Obligations (Cost $875,257)		876,067

Commercial Papers 2.8%

ENI Finance U.S.A., Inc., 2.739%, 7/26/2019	300,000	299,394

Ford Motor Credit Co., 2.989%, 9/23/2019	400,000	397,126

Nissan Motor Acceptance Corp., 2.747%, 7/15/2019	300,000	299,663
Total Commercial Paper (Cost $996,399)		996,183

	Shares	Value ($)
Cash Equivalents 10.3%

DWS Central Cash Management Government Fund, 2.40% (d)	2,621,752	2,621,752

DWS ESG Liquidity Fund “Capital Shares”, 2.55% (d)	1,111,203	1,111,315
Total Cash Equivalents (Cost $3,732,848)		3,733,067

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $44,374,364)	124.1	44,882,498
Other Assets and Liabilities, Net	(24.1)	(8,705,953)
Net Assets	100.0	36,176,545

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Cash Equivalents 10.3%
DWS Central Cash Management Government Fund, 2.40% (d)
3,485,215	16,670,863	17,534,326	—	—	31,338	—	2,621,752	2,621,752
DWS ESG Liquidity Fund “Capital Shares”, 2.55% (d)
3,784,362	26,843	2,700,540	810	(160)	10,087	—	1,111,203	1,111,315
7,269,577	16,697,706	20,234,866	810	(160)	41,425	—	3,732,955	3,733,067

*

Variable or floating rate security. These securities are shown at their current rate as of June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	When-issued, delayed delivery or forward commitment securities included.

(b)	At June 30, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c)	At June 30, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2019, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
U.S. Treasury Long Bond	USD	9/19/2019	2	303,318	311,188	7,870
Ultra 10 Year U.S. Treasury Note	USD	9/19/2019	35	4,780,435	4,834,375	53,940
Ultra Long U.S. Treasury Bond	USD	9/19/2019	9	1,556,041	1,598,063	42,022
Total unrealized appreciation						103,832

At June 30, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	9/30/2019	42	4,946,995	4,962,563	(15,568)

At June 30, 2019, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Upfront Payments Paid/ (Received) ($)	Value ($)	Unrealized Depreciation ($)
Fixed — 1.961% Semi-Annually	Floating — 3-Month LIBOR Quarterly	6/28/2019 6/28/2029	300,000	USD	—	(189)	(189)
Fixed — 2.724% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	700,000	USD	—	(53,604)	(53,604)
Fixed — 2.085% Semi-Annually	Floating — 3-Month LIBOR Quarterly	5/30/2019 5/31/2022	200,000	USD	—	(1,843)	(1,843)
Fixed — 2.179% Semi-Annually	Floating — 3-Month LIBOR Quarterly	5/21/2019 2/21/2023	300,000	USD	—	(4,587)	(4,587)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	7

Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Upfront Payments Paid/ (Received) ($)	Value ($)	Unrealized Depreciation ($)
Fixed — 2.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly	12/20/2017 12/20/2032	500,000	USD	—	(21,583)	(21,583)
Total unrealized depreciation							(81,806)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at June 30, 2019 is 2.320%.

At June 30, 2019, open total return swap contracts were as follows:

Bilateral Swaps
Pay/Receive Return of the Reference Index	Fixed Cash Flows Received Frequency	Counterparty/ Expiration Date	Notional Amount	Currency	Upfront Payments Paid/ (Received) ($)	Value ($)	Unrealized Depreciation ($)
Short Positions

Markit IOS INDEX FN30.400.10	4.0%/Monthly	Goldman Sachs & Co. 1/12/2041	326,684	USD	—	(1,222)	(1,222)

As of June 30, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	643,051	JPY	79,299,074	8/8/2019	4,144	Citigroup, Inc.

Currency Abbreviations

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (e)
Mortgage-Backed Securities Pass-Throughs	$—	$28,373,473	$—	$28,373,473
Asset-Backed	—	2,495,219	—	2,495,219
Collateralized Mortgage Obligations	—	5,215,561	—	5,215,561
Commercial Mortgage-Backed Securities	—	2,628,789	—	2,628,789
Government & Agency Obligations	—	564,139	—	564,139
Short-Term U.S. Treasury Obligations	—	876,067	—	876,067
Commercial Papers	—	996,183	—	996,183
Short-Term Investments (e)	3,733,067	—	—	3,733,067
Derivatives (f)
Futures Contracts	$103,832	$—	$—	$103,832
Forward Foreign Currency Contracts	—	4,144	—	4,144
Total	$3,836,899	$41,153,575	$—	$44,990,474

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Futures Contracts	$(15,568)	$—	$—	$(15,568)
Interest Rate Swap Contracts	—	(81,806)	—	(81,806)
Total Return Swap Contracts	—	(1,222)	—	(1,222)
Total	$(15,568)	$(83,028)	$—	$(98,596)

(e)	See Investment Portfolio for additional detailed categorizations.

(f)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $40,641,516)	$41,149,431
Investment in affiliated securities, at value (cost $3,732,848)	3,733,067
Cash	10,000
Foreign currency, at value (cost $63,712)	63,668
Receivable for Fund shares sold	3,876
Interest receivable	137,191
Receivable for variation margin on centrally cleared swaps	2,027
Unrealized appreciation on forward foreign currency contracts	4,144
Other assets	661
Total assets	45,104,065

Liabilities
Payable for investments purchased — forward commitments	7,203,007
Payable for investments purchased	1,618,672
Payable for Fund shares redeemed	25,732
Payable for variation margin on futures contracts	1,288
Unrealized depreciation on bilateral swap contracts	1,222
Accrued management fee	1,294
Accrued Trustees’ fees	236
Other accrued expenses and payables	76,069
Total liabilities	8,927,520
Net assets, at value	$36,176,545

Net Assets Consist of
Distributable earnings (loss)	981,631
Paid-in capital	35,194,914
Net assets, at value	$36,176,545

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($34,732,416 ÷ 3,132,903 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.09
Class B

Net Asset Value, offering and redemption price per share ($1,444,129 ÷ 130,173 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.09

Statement of Operations

for the six months ended June 30, 2019 (Unaudited)

Investment Income
Income:
Interest	$571,969
Income distributions from affiliated securities	41,425
Total income	613,394
Expenses:
Management fee	81,078
Administration fee	18,017
Services to Shareholders	333
Record keeping fee (Class B)	719
Distribution service fees (Class B)	1,917
Custodian fee	8,600
Professional fees	42,625
Reports to shareholders	17,587
Trustees’ fees and expenses	1,840
Other	7,643
Total expenses before expense reductions	180,359
Expense reductions	(82,202)
Total expenses after expense reductions	98,157
Net investment income	515,237

Realized and Unrealized Gain/(Loss)
Net realized gain (loss) from:
Non-Affiliated investments	178,416
Affiliated investments	810
Swap contracts	(49,245)
Futures	365,910
Forward foreign currency contracts	5,256
Foreign currency	(10)
501,137
Change in net unrealized appreciation (depreciation) on:
Non-Affiliated investments	627,753
Affiliated investments	(160)
Swap contracts	(43,774)
Futures	(28,290)
Forward foreign currency contracts	(1,160)
Foreign currency	(409)
553,960
Net gain (loss)	1,055,097
Net increase (decrease) in net assets resulting from operations	$1,570,334

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	9

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment income	$515,237	$1,004,300
Net realized gain (loss)	501,137	(489,745)
Change in net unrealized appreciation (depreciation)	553,960	(391,353)
Net increase (decrease) in net assets resulting from operations	1,570,334	123,202
Distributions to shareholders
Class A	(931,223)	(1,045,563)
Class B	(36,052)	(40,012)
Total distributions	(967,275)	(1,085,575)
Fund share transactions:
Class A
Proceeds from shares sold	2,025,372	2,638,856
Reinvestment of distributions	931,223	1,045,563
Payments for shares redeemed	(3,708,020)	(8,226,521)
Net increase (decrease) in net assets from Class A share transactions	(751,425)	(4,542,102)
Class B
Proceeds from shares sold	53,271	54,842
Reinvestment of distributions	36,052	40,012
Payments for shares redeemed	(280,819)	(296,226)
Net increase (decrease) in net assets from Class B share transactions	(191,496)	(201,372)
Increase (decrease) in net assets	(339,862)	(5,705,847)
Net assets at beginning of period	36,516,407	42,222,254

Net assets at end of period	$36,176,545	$36,516,407

Other Information
Class A
Shares outstanding at beginning of period	3,199,776	3,619,812
Shares sold	185,013	242,507
Shares issued to shareholders in reinvestment of distributions	85,985	97,716
Shares redeemed	(337,871)	(760,259)
Net increase (decrease) in Class A shares	(66,873)	(420,036)

Shares outstanding at end of period	3,132,903	3,199,776
Class B
Shares outstanding at beginning of period	147,546	165,975
Shares sold	4,833	5,073
Shares issued to shareholders in reinvestment of distributions	3,326	3,736
Shares redeemed	(25,532)	(27,238)
Net increase (decrease) in Class B shares	(17,373)	(18,429)

Shares outstanding at end of period	130,173	147,546

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Financial Highlights

	Six Months Ended 6/30/19		Years Ended December 31,
Class A	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.91		$11.15	$11.25	$11.48	$11.80	$11.47
Income (loss) from investment operations:
Net investment income[a]	.16		.28	.23	.25	.27	.29
Net realized and unrealized gain (loss)	.32		(.22)	(.04)	(.13)	(.26)	.31
Total from investment operations	.48		.06	.19	.12	.01	.60
Less distributions from:
Net investment income	(.30)		(.30)	(.29)	(.35)	(.33)	(.27)
Net asset value, end of period	$11.09		$10.91	$11.15	$11.25	$11.48	$11.80
Total Return (%)[b]	4.45	**	.55	1.67	1.06	.06	5.29

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35		35	40	52	66	87
Ratio of expenses before expense reductions (%)[c]	.99	*	.93	.87	.86	.74	.72
Ratio of expenses after expense reductions (%)[c]	.53	*	.55	.61	.58	.68	.70
Ratio of net investment income (%)	2.87	*	2.58	2.03	2.22	2.33	2.49
Portfolio turnover rate (%)	185	**	448	588	521	376	393

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

	Six Months Ended 6/30/19		Years Ended December 31,
Class B	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.90		$11.14	$11.24	$11.46	$11.79	$11.46
Income (loss) from investment operations:
Net investment income[a]	.14		.24	.19	.21	.23	.25
Net realized and unrealized gain (loss)	.31		(.22)	(.04)	(.12)	(.27)	.31
Total from investment operations	.45		.02	.15	.09	(.04)	.56
Less distributions from:
Net investment income	(.26)		(.26)	(.25)	(.31)	(.29)	(.23)
Net asset value, end of period	$11.09		$10.90	$11.14	$11.24	$11.46	$11.79
Total Return (%)[b]	4.17	**	.19	1.31	.79	(.36)	4.95

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2	2	2	3	3
Ratio of expenses before expense reductions (%)[c]	1.33	*	1.28	1.21	1.21	1.09	1.06
Ratio of expenses after expense reductions (%)[c]	.88	*	.90	.95	.93	1.03	1.03
Ratio of net investment income (%)	2.52	*	2.23	1.69	1.88	1.99	2.16
Portfolio turnover rate (%)	185	**	448	588	521	376	393

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	11

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Government & Agency Securities VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or

12	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

During the period ended June 30, 2019, the Fund had no securities on loan.

Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	13

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $431,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($329,000) and long-term losses ($102,000).

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $44,380,582. The net unrealized appreciation for all investments based on tax cost was $501,916. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $729,632 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $227,716.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from

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or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the six months ended June 30, 2019, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of June 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2019, the investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $327,000 to $348,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2019, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

A summary of the open interest rate swap contracts as of June 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2019, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from $1,600,000 to $4,700,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2019, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2019, is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $6,293,000 to $12,365,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $579,000 to $4,963,000.

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Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2019, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open option contracts as of June 30, 2019. For the six months ended June 30, 2019, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $3,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $0 to approximately $785,000 and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $780,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $720,000.

The following tables summarize the value of the Fund’s derivative instruments held as of June 30, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$103,832	$103,832
Foreign Exchange Contracts (b)	4,144	—	4,144
	$4,144	$103,832	$107,976

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

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Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c) (d)	$(83,028)	$(15,568)	$(98,596)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of swap contracts and futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (e)	$(2,750)	$—	$(49,245)	$365,910	$313,915
Foreign Exchange Contracts (f)	—	5,256	—	—	5,256
	$(2,750)	$5,256	$(49,245)	$365,910	$319,171

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from investments (includes purchased options), swap contracts and futures, respectively

(f)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (g)	$—	$(43,774)	$(28,290)	$(72,064)
Foreign Exchange Contracts (h)	(1,160)	—	—	(1,160)
	$(1,160)	$(43,774)	$(28,290)	$(73,224)

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) from swap contracts and futures, respectively

(h)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of June 30, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$4,144	$—	$—	$4,144

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$1,222	$—	$—	$1,222

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C. Purchases and Sales of Securities

During the six months ended June 30, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$72,515,680	$70,611,263
U.S. Treasury Obligations	$1,099,773	$1,253,810

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund’s average daily net assets.

For the period from January 1, 2019 through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.53%
Class B	.88%

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$78,711
Class B	3,491
$82,202

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2019, the Administration Fee was $18,017, of which $2,984 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the

18	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2019, the amounts charged to the Fund by DSC were as follows:

	Total Aggregated	Unpaid at June 30, 2019
Class A	$128	$33
Class B	24	12
	$152	$45

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2019, the Distribution Service Fee aggregated $1,917, of which $300 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,401, all of which is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2019, the Fund did not incur securities lending agent fees to Deutsche Bank AG.

E. Ownership of the Fund

At June 30, 2019, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 50%, 33% and 14%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 93%.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,044.50	$1,041.70
Expenses Paid per $1,000*	$2.69	$4.45

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,022.17	$1,020.43
Expenses Paid per $1,000*	$2.66	$4.41

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	.53%	.88%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	21

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government & Agency Securities VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

22	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	23

Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

24	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Notes

Notes

Notes

VS2GAS-3 (R-028384-8 8/19)

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS Government Money Market VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Portfolio Summary
3	Portfolio Management Team
4	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
12	Information About Your Fund’s Expenses
13	Proxy Voting
14	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	6/30/19	12/31/18
Government & Agency Obligations	59%	62%
Repurchase Agreement	41%	38%
	100%	100%

Weighted Average Maturity	6/30/19	12/31/18
Deutsche DWS Variable Series II — DWS Government Money Market VIP	29 days	25 days
Government & Agency Retail Money Fund Average*	27 days	28 days

*

The Fund is compared to its respective iMoneyNet Category: Government & Agency Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 4.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing was filed with the SEC on Form N-Q. Effective from and after the Fund’s third fiscal quarter-end of 2019, Form N-Q is rescinded and will not be filed with the SEC. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	3

Investment Portfolio	June 30, 2019 (Unaudited)

	Principal Amount ($)	Value ($)
Government & Agency Obligations 59.8%
U.S. Government Sponsored Agencies 56.7%

Federal Farm Credit Bank:

1-month LIBOR minus 0.123%, 2.288%*, 8/13/2019	1,000,000	1,000,000

1-month LIBOR minus 0.095%, 2.309%*, 7/25/2019	1,000,000	999,999

1-month LIBOR minus 0.035%, 2.348%*, 8/20/2020	1,500,000	1,500,000

1-month LIBOR minus 0.050%, 2.354%*, 2/25/2020	500,000	499,985

1-month LIBOR minus 0.075%, 2.355%*, 11/5/2019	1,000,000	999,965

1-month LIBOR minus 0.050%, 2.381%*, 2/4/2020	1,180,000	1,180,000

3-month LIBOR minus 0.18%, 2.399%*, 11/1/2019	500,000	500,000

1-month LIBOR minus 0.025%, 2.403%*, 5/29/2020	500,000	499,977

1-month LIBOR minus 0.020%, 2.409%*, 4/30/2020	2,000,000	2,000,000

2.626%**, 8/21/2019	350,000	348,716

Federal Home Loan Bank:

3-month LIBOR minus 0.230%, 2.29%*, 12/3/2019	500,000	500,000

1-month LIBOR minus 0.085%, 2.326%*, 9/13/2019	1,300,000	1,300,000

3-month LIBOR minus 0.190%, 2.331%*, 8/28/2019	1,000,000	1,000,000

3-month LIBOR minus 0.195%, 2.333%*, 2/14/2020	1,000,000	1,000,000

1-month LIBOR minus 0.065%, 2.337%*, 8/28/2019	500,000	500,000

1-month LIBOR minus 0.055%, 2.346%*, 1/14/2020	500,000	500,000

1-month LIBOR minus 0.025%, 2.358%*, 4/20/2020	1,250,000	1,250,000

1-month LIBOR minus 0.060%, 2.361%*, 12/6/2019	500,000	500,000

3-month LIBOR minus 0.200%, 2.384%*, 1/10/2020	1,000,000	1,000,000

1-month LIBOR minus 0.020%, 2.393%*, 5/12/2020	750,000	750,000

3-month LIBOR minus 0.020%, 2.401%*, 1/16/2020	1,000,000	1,000,000

2.406%**, 11/15/2019	2,500,000	2,477,424

2.411%**, 8/14/2019	2,000,000	1,994,187

1-month LIBOR minus 0.010%, 2.43%*, 9/1/2020	650,000	650,000

SOFR plus 0.040%, 2.44%*, 8/27/2019	1,000,000	1,000,000

2.443%**, 8/15/2019	2,000,000	1,993,975

SOFR plus 0.025%, 2.445%*, 9/20/2019	1,500,000	1,500,000

SOFR plus 0.030%, 2.45%*, 10/9/2019	1,000,000	1,000,000

SOFR plus 0.035%, 2.455%*, 2/21/2020	1,000,000	1,000,000

SOFR plus 0.035%, 2.455%*, 5/8/2020	1,000,000	1,000,000

SOFR plus 0.035%, 2.455%*, 6/19/2020	1,250,000	1,250,000

SOFR plus 0.060%, 2.48%*, 9/10/2019	500,000	500,000

SOFR plus 0.065%, 2.485%*, 11/15/2019	750,000	750,000

2.486%**, 9/11/2019	2,000,000	1,990,192

	Principal Amount ($)	Value ($)

SOFR plus 0.105%, 2.525%*, 10/1/2020	500,000	500,000

2.58%, 3/30/2020	2,500,000	2,500,000

2.596%**, 7/29/2019	1,250,000	1,247,511

Federal Home Loan Mortgage Corp.:

1-month LIBOR minus 0.100%, 2.312%*, 8/8/2019	2,500,000	2,499,950

2.4%, 6/12/2020	500,000	500,000

SOFR minus 0.010%, 2.41%*, 8/5/2019	1,500,000	1,500,000

SOFR plus 0.010%, 2.43%*, 7/11/2019	1,000,000	1,000,000

SOFR plus 0.010%, 2.43%*, 2/21/2020	1,500,000	1,500,000

SOFR plus 0.020%, 2.44%*, 2/28/2020	1,000,000	1,000,000

SOFR plus 0.030%, 2.45%*, 5/8/2020	750,000	750,000

SOFR plus 0.030%, 2.45%*, 8/21/2020	2,250,000	2,250,000

2.5%, 5/22/2020	1,000,000	1,000,000

Federal National Mortgage Association:

SOFR plus 0.060%, 2.48%*, 7/30/2020	400,000	400,000

SOFR plus 0.070%, 2.49%*, 10/30/2019	250,000	250,000

SOFR plus 0.075%, 2.495%*, 10/30/2020	750,000	750,000

SOFR plus 0.10%, 2.52%*, 4/30/2020	250,000	250,000

		53,831,881

U.S. Treasury Obligation 3.1%

U.S. Treasury Bill, 2.312%**, 10/10/2019	3,000,000	2,980,810
Total Government & Agency Obligations (Cost $56,812,691)		56,812,691

Repurchase Agreements 42.1%

BNP Paribas, 2.48%, dated 6/29/2019, to be repurchased at $19,902,742 on 7/1/2019 (a)	19,900,000	19,900,000

Wells Fargo Bank, 2.52%, dated 6/29/2019, to be repurchased at $20,100,814 on 7/1/2019 (b)	20,098,000	20,098,000
Total Repurchase Agreements (Cost $39,998,000)		39,998,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $96,810,691)	101.9	96,810,691
Other Assets and Liabilities, Net	(1.9)	(1,794,530)
Net Assets	100.0	95,016,161

*	Floating rate security. These securities are shown at their current rate as of June 30, 2019.

**	Annualized yield at time of purchase; not a coupon rate.

The accompanying notes are an integral part of the financial statements.

4	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

(a) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
600	U.S. Treasury Bills	Zero Coupon	07/18/2019	599
19,256,000	U.S. Treasury Notes	2.75	02/15/2024	20,297,434
Total Collateral Value				20,298,033

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
2,508,258	Federal Home Loan Mortgage Corp.	3–4.5	4/1/2034–5/1/2049	2,578,487
17,400,891	Federal National Mortgage Association	2.5–5	6/1/2029–6/1/2049	17,921,473
Total Collateral Value				20,499,960

LIBOR: London Interbank Offered Rate

SOFR : Secured Overnight Mortgage Association

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (c)	$—	$56,812,691	$—	$56,812,691
Repurchase Agreements	—	39,998,000	—	39,998,000
Total	$—	$96,810,691	$—	$96,810,691

(c)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	5

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in securities, valued at amortized cost	$56,812,691
Repurchase Agreements, valued at amortized cost	39,998,000
Cash	6,201
Receivable for Fund shares sold	41,866
Interest receivable	124,816
Other assets	1,426
Total assets	96,985,000

Liabilities
Payable for Fund shares redeemed	1,795,121
Distributions payable	67,740
Accrued management fee	18,928
Accrued Trustees’ fees	518
Other accrued expenses and payables	86,532
Total liabilities	1,968,839
Net assets, at value	$95,016,161

Net Assets Consist of
Distributable earnings (loss)	14,868
Paid-in capital	95,001,293
Net assets, at value	$95,016,161
Class A Net Asset Value

Net asset value, offering and redemption price per share ($95,016,161 ÷ 95,085,008 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

Statement of Operations

for the six months ended June 30, 2019 (Unaudited)

Investment Income
Income:
Interest	$1,202,428
Expenses:
Management fee	114,948
Administration fee	48,914
Services to Shareholders	1,105
Custodian fee	3,020
Professional fees	27,611
Reports to shareholders	40,705
Trustees’ fees and expenses	3,285
Other	5,943
Total expenses before expense reductions	245,531
Expense reductions	(120)
Total expenses after expense reductions	245,411
Net investment income	957,017
Net realized gain (loss) from investments	42
Net increase (decrease) in net assets resulting from operations	$957,059

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment income (loss)	$957,017	$1,437,915
Net realized gain (loss)	42	(141)
Net increase (decrease) in net assets resulting from operations	957,059	1,437,774
Distributions to shareholders :
Class A	(956,953)	(1,437,977)
Fund share transactions:
Class A
Proceeds from shares sold	37,490,408	122,763,991
Reinvestment of distributions	968,351	1,393,905
Payments for shares redeemed	(50,622,480)	(128,197,879)
Net increase (decrease) in net assets from Class A share transactions	(12,163,721)	(4,039,983)
Increase (decrease) in net assets	(12,163,615)	(4,040,186)
Net assets at beginning of period	107,179,776	111,219,962

Net assets at end of period	$95,016,161	$107,179,776

Other Information:
Class A
Shares outstanding at beginning of period	107,248,730	111,288,713
Shares sold	37,490,407	122,763,991
Shares issued to shareholders in reinvestment of distributions	968,351	1,393,905
Shares redeemed	(50,622,480)	(128,197,879)
Net increase (decrease) in Fund shares	(12,163,722)	(4,039,983)

Shares outstanding at end of period	95,085,008	107,248,730

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	7

Financial Highlights

	Six Months Ended 6/30/19		Years Ended December 31,
Class A	(Unaudited)		2018		2017		2016		2015		2014

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:

Net investment income	.010		.014		.005		.001	[b]	.000	***	.000	***
Net realized gain (loss)	.000	***	(.000	)***	.000	***	.000	***	(.000	)***	.000	***
Total from investment operations	.010		.014		.005		.001		.000	***	.000	***
Less distributions from:

Net investment income	(.010)		(.014)		(.005)		(.001)		(.000	)***	(.000	)***
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.97	a**	1.39	[a]	.45		.05	[a,b]	.01	[a]	.01	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95		107		111		122		134		177
Ratio of expenses before expense reductions (%)[c]	.50	*	.50		.48		.51		.49		.49
Ratio of expenses after expense reductions (%)[c]	.50	*	.50		.48		.44		.25		.18
Ratio of net investment income (%)	1.96	*	1.37		.45		.05	[b]	.01		.01

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Includes a non-recurring payment for overbilling of prior years’ custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return, and ratio of net investment income to average net assets would have been reduced by $0.0004, 0.04%, and 0.04%, respectively.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

***	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.

As of June 30, 2019, the Fund held repurchase agreements with a gross value of $39,998,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2018, the Fund had $141 of short-term tax basis capital loss carryforwards, which maybe applied against realized net taxable capital gains indefinitely.

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $96,810,691.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	9

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed amounted to $120.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2019 the Administration Fee was $48,914, of which $8,055 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2019, the amounts charged to the Fund by DSC aggregated $923, of which $182 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,288, all of which is unpaid.

10	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At June 30, 2019, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 43%, 19% and 18%.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	11

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A
Beginning Account Value 1/1/19	$1,000.00
Ending Account Value 6/30/19	$1,009.70
Expenses Paid per $1,000*	$2.49

Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/19	$1,000.00
Ending Account Value 6/30/19	$1,022.32
Expenses Paid per $1,000*	$2.51

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.50%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

12	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	13

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying

14	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2017, the Fund’s gross performance (Class A shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board considered that the Fund’s management fee was reduced by 0.05% at all breakpoint levels in connection with the restructuring of the Fund into a government money market fund in 2016. The Board noted that the Fund’s Class A shares total (net) operating expenses were higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA prior to December 31, 2017 to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	15

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

16	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes

Notes

Notes

VS2GMM-3 (R-028387-8 8/19)

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS High Income VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
22	Information About Your Fund’s Expenses
23	Proxy Voting
24	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS High Income VIP

Performance Summary	June 30, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.94% and 1.34% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS High Income VIP

ICE BofAML US High Yield Index (formerly BofAML US High Yield Master II Constrained Index) tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,086	$10,839	$12,409	$12,109	$21,950
	Average annual total return	10.86%	8.39%	7.46%	3.90%	8.18%
ICE BofAML US High Yield Index (formerly BofAML US High Yield Master II Constrained Index)	Growth of $10,000	$11,016	$10,758	$12,436	$12,584	$24,118
	Average annual total return	10.16%	7.58%	7.54%	4.70%	9.20%

DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,072	$10,808	$12,325	$11,913	$21,323
	Average annual total return	10.72%	8.08%	7.22%	3.56%	7.87%
ICE BofAML US High Yield Index (formerly BofAML US High Yield Master II Constrained Index)	Growth of $10,000	$11,016	$10,758	$12,436	$12,584	$24,118
	Average annual total return	10.16%	7.58%	7.54%	4.70%	9.20%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS High Income VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/19	12/31/18
Corporate Bonds	84%	83%
Cash Equivalent	9%	8%
Convertible Bonds	3%	3%
Loan Participations and Assignments	3%	6%
Common Stocks	1%	0%
Warrants	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	6/30/19	12/31/18
Communication Services	24%	23%
Energy	17%	22%
Materials	16%	17%
Consumer Discretionary	14%	10%
Health Care	7%	10%
Industrials	6%	7%
Utilities	5%	3%
Real Estate	3%	3%
Consumer Staples	3%	2%
Information Technology	3%	2%
Financials	2%	1%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	6/30/19	12/31/18
BBB	9%	10%
BB	58%	56%
B	26%	28%
CCC	3%	2%
Not Rated	4%	4%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Thomas R. Bouchard, Director

Lonnie Fox, Director

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolio	as of June 30, 2019 (Unaudited)

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 84.6%
Communication Services 20.3%

Altice France SA:

144A, 7.375%, 5/1/2026	910,000	932,750

144A, 8.125%, 2/1/2027	200,000	210,000

Altice Luxembourg SA:

144A, 7.75%, 5/15/2022	200,000	203,250

144A, 10.5%, 5/15/2027	200,000	205,500

CCO Holdings LLC:

144A, 5.0%, 2/1/2028	150,000	153,180

144A, 5.125%, 5/1/2027	125,000	129,420

144A, 5.375%, 6/1/2029	130,000	134,225

144A, 5.5%, 5/1/2026	210,000	219,776

144A, 5.875%, 4/1/2024	170,000	177,650

144A, 5.875%, 5/1/2027	200,000	211,000

CenturyLink, Inc.:

5.625%, 4/1/2025 (b)	225,000	229,500

Series W, 6.75%, 12/1/2023	45,000	48,544

Clear Channel Worldwide Holdings, Inc.:

Series A, 6.5%, 11/15/2022	180,000	184,050

144A, 9.25%, 2/15/2024	15,000	16,275

CommScope, Inc.:

144A, 5.5%, 3/1/2024	230,000	236,037

144A, 8.25%, 3/1/2027 (b)	130,000	132,581

CSC Holdings LLC:

144A, 5.5%, 4/15/2027	345,000	362,250

144A, 6.5%, 2/1/2029	200,000	218,250

144A, 7.5%, 4/1/2028	200,000	219,560

144A, 10.875%, 10/15/2025	230,000	263,637

Cumulus Media New Holdings, Inc., 144A, 6.75%, 7/1/2026	55,000	54,852

DISH DBS Corp.:

5.875%, 7/15/2022	140,000	142,100

5.875%, 11/15/2024	231,000	218,584

7.75%, 7/1/2026	130,000	126,100

Entercom Media Corp., 144A, 6.5%, 5/1/2027	26,000	27,040

Frontier Communications Corp.:

7.125%, 1/15/2023	90,000	53,775

144A, 8.0%, 4/1/2027	240,000	249,600

11.0%, 9/15/2025	80,000	49,600

GrubHub Holdings, Inc., 144A, 5.5%, 7/1/2027	65,000	66,714

Intelsat Connect Finance SA, 144A, 9.5%, 2/15/2023	90,000	79,650

Intelsat Jackson Holdings SA:

144A, 8.5%, 10/15/2024	390,000	386,100

144A, 9.75%, 7/15/2025	380,000	387,600

Level 3 Financing, Inc.:

5.25%, 3/15/2026	110,000	113,850

5.375%, 5/1/2025	100,000	103,250

Netflix, Inc.:

4.375%, 11/15/2026	180,000	184,104

144A, 4.625%, 5/15/2029	EUR 130,000	167,934

REG S, 4.625%, 5/15/2029	EUR 100,000	129,180

5.875%, 2/15/2025	60,000	66,150

5.875%, 11/15/2028	71,000	78,606

Nexstar Escrow, Inc., 144A, 5.625%, 7/15/2027 (c)	55,000	56,306

	Principal Amount ($)(a)	Value ($)

Sirius XM Radio, Inc.:

144A, 3.875%, 8/1/2022	300,000	300,750

144A, 4.625%, 5/15/2023	111,000	112,110

144A, 4.625%, 7/15/2024 (c)	115,000	117,677

144A, 5.375%, 7/15/2026	100,000	103,625

SoftBank Group Corp., REG S, 5.0%, 4/15/2028	EUR 100,000	128,869

Sprint Capital Corp.:

6.875%, 11/15/2028	265,000	272,367

8.75%, 3/15/2032	115,000	133,113

Sprint Corp.:

7.125%, 6/15/2024	335,000	355,200

7.625%, 3/1/2026	135,000	143,910

T-Mobile U.S.A., Inc.:

4.75%, 2/1/2028	215,000	221,203

6.5%, 1/15/2026	85,000	91,890

T-Mobile USA, Inc., 5.125%, 4/15/2025	75,000	78,059

Telecom Italia Capital SA, 6.375%, 11/15/2033	80,000	83,000

Telecom Italia SpA, 144A, 5.303%, 5/30/2024	200,000	207,000

Telefonica Europe BV, REG S, 7.625%, Perpetual (d)	EUR 100,000	130,771

Telesat Canada, 144A, 8.875%, 11/15/2024	130,000	140,725

Unitymedia Hessen GmbH & Co., KG, 144A, 5.0%, 1/15/2025	225,000	231,750

ViaSat, Inc.:

144A, 5.625%, 9/15/2025	55,000	54,038

144A, 5.625%, 4/15/2027	120,000	124,800

Virgin Media Secured Finance PLC:

144A, 5.25%, 1/15/2026	200,000	204,942

144A, 5.5%, 8/15/2026	215,000	222,794

144A, 5.5%, 5/15/2029 (c)	345,000	350,071

Wind Tre SpA, 144A, 5.0%, 1/20/2026	200,000	193,600

Zayo Group LLC, 144A, 5.75%, 1/15/2027	240,000	244,531

		11,475,325

Consumer Discretionary 12.0%

Adient Global Holdings Ltd., REG S, 3.5%, 8/15/2024	EUR 185,000	174,602

Ally Financial, Inc., 5.75%, 11/20/2025 (b)	485,000	536,483

American Axle & Manufacturing, Inc.:

6.25%, 4/1/2025	160,000	159,200

6.25%, 3/15/2026	145,000	143,187

Asbury Automotive Group, Inc., 6.0%, 12/15/2024	219,000	226,665

Ashtead Capital, Inc., 144A, 5.25%, 8/1/2026	240,000	250,200

Boyd Gaming Corp.:

6.0%, 8/15/2026	160,000	168,200

6.875%, 5/15/2023	100,000	103,250

Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025	48,000	50,880

Dana Financing Luxembourg Sarl:

144A, 5.75%, 4/15/2025	155,000	159,069

144A, 6.5%, 6/1/2026	160,000	168,400

Dana, Inc., 5.5%, 12/15/2024	65,000	66,625

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	5

	Principal Amount ($)(a)	Value ($)

Eldorado Resorts, Inc., 6.0%, 9/15/2026	173,000	189,002

Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023	445,000	470,040

HD Supply, Inc., 144A, 5.375%, 10/15/2026	190,000	200,450

Hilton Domestic Operating Co., Inc.:

144A, 4.875%, 1/15/2030	139,000	143,170

5.125%, 5/1/2026	260,000	271,375

IAA, Inc., 144A, 5.5%, 6/15/2027	75,000	78,000

Lennar Corp.:

4.75%, 11/15/2022	110,000	115,088

4.75%, 11/29/2027	120,000	126,300

5.0%, 6/15/2027	50,000	52,563

Mattel, Inc., 144A, 6.75%, 12/31/2025	215,000	221,181

Meritage Homes Corp., 5.125%, 6/6/2027	15,000	15,225

Meritor, Inc., 6.25%, 2/15/2024	75,000	77,156

Merlin Entertainments PLC, 144A, 5.75%, 6/15/2026	200,000	210,500

MGM Resorts International:

5.5%, 4/15/2027	300,000	314,625

5.75%, 6/15/2025	190,000	206,682

NCL Corp., Ltd., 144A, 4.75%, 12/15/2021	93,000	94,279

Panther BF Aggregator 2 LP:

144A, 4.375%, 5/15/2026	EUR 100,000	117,406

144A, 6.25%, 5/15/2026	55,000	57,131

Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027	80,000	79,000

Penske Automotive Group, Inc., 5.5%, 5/15/2026	165,000	172,012

PetSmart, Inc., 144A, 7.125%, 3/15/2023	155,000	145,312

PulteGroup, Inc.:

5.5%, 3/1/2026	80,000	86,400

6.375%, 5/15/2033	100,000	106,625

Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021	50,000	50,750

Sonic Automotive, Inc., 6.125%, 3/15/2027	55,000	54,038

Staples, Inc., 144A, 7.5%, 4/15/2026	150,000	149,116

Stars Group Holdings BV, 144A, 7.0%, 7/15/2026	200,000	211,500

Suburban Propane Partners LP, 5.75%, 3/1/2025	105,000	105,788

Toll Brothers Finance Corp., 4.35%, 2/15/2028	127,000	126,683

TRI Pointe Group, Inc., 5.25%, 6/1/2027	55,000	52,938

Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	205,000	207,562

William Carter Co., 144A, 5.625%, 3/15/2027	10,000	10,475

WMG Acquisition Corp., 144A, 5.0%, 8/1/2023	75,000	76,500

		6,801,633

Consumer Staples 2.8%

Cott Holdings, Inc., 144A, 5.5%, 4/1/2025	325,000	331,094

Darling Ingredients, Inc., 144A, 5.25%, 4/15/2027	30,000	31,350

	Principal Amount ($)(a)	Value ($)

JBS U.S.A. LUX SA:

144A, 5.75%, 6/15/2025	210,000	218,400

144A, 6.5%, 4/15/2029	132,000	143,385

144A, 6.75%, 2/15/2028	235,000	255,269

Pilgrim’s Pride Corp.:

144A, 5.75%, 3/15/2025	50,000	50,750

144A, 5.875%, 9/30/2027	150,000	155,437

Post Holdings, Inc.:

144A, 5.5%, 3/1/2025	250,000	258,125

144A, 5.5%, 12/15/2029 (c)	110,000	110,275

Simmons Foods, Inc., 144A, 5.75%, 11/1/2024	50,000	45,500

		1,599,585

Energy 15.8%

Antero Midstream Partners LP:

5.375%, 9/15/2024	125,000	124,219

144A, 5.75%, 3/1/2027	155,000	155,000

144A, 5.75%, 1/15/2028	250,000	247,500

Antero Resources Corp.:

5.125%, 12/1/2022	100,000	96,000

5.625%, 6/1/2023	245,000	236,474

Archrock Partners LP, 144A, 6.875%, 4/1/2027	110,000	114,961

Carrizo Oil & Gas, Inc., 8.25%, 7/15/2025	100,000	98,500

Cheniere Corpus Christi Holdings LLC:

5.125%, 6/30/2027	230,000	249,837

5.875%, 3/31/2025	165,000	183,769

7.0%, 6/30/2024	110,000	126,511

Cheniere Energy Partners LP, 144A, 5.625%, 10/1/2026	80,000	84,400

Chesapeake Energy Corp.:

8.0%, 1/15/2025 (b)	165,000	153,037

8.0%, 6/15/2027 (b)	165,000	145,406

CNX Midstream Partners LP, 144A, 6.5%, 3/15/2026	107,000	101,650

Crestwood Midstream Partners LP:

144A, 5.625%, 5/1/2027	150,000	149,625

6.25%, 4/1/2023	245,000	249,900

DCP Midstream Operating LP, 5.375%, 7/15/2025	387,000	407,801

Endeavor Energy Resources LP:

144A, 5.5%, 1/30/2026	35,000	36,269

144A, 5.75%, 1/30/2028	35,000	36,838

EnLink Midstream LLC, 5.375%, 6/1/2029	45,000	46,125

EnLink Midstream Partners LP, 4.4%, 4/1/2024	280,000	283,144

Genesis Energy LP:

6.25%, 5/15/2026	115,000	110,975

6.5%, 10/1/2025	85,000	83,088

Gulfport Energy Corp., 6.0%, 10/15/2024	60,000	46,350

Hilcorp Energy I LP:

144A, 5.0%, 12/1/2024	105,000	104,475

144A, 5.75%, 10/1/2025	145,000	145,362

144A, 6.25%, 11/1/2028	105,000	105,525

Holly Energy Partners LP, 144A, 6.0%, 8/1/2024	225,000	234,000

Jagged Peak Energy LLC, 5.875%, 5/1/2026	174,000	171,390

Matador Resources Co., 5.875%, 9/15/2026	134,000	135,340

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

MEG Energy Corp., 144A, 6.5%, 1/15/2025	234,000	235,170

Murphy Oil U.S.A., Inc., 5.625%, 5/1/2027	65,000	67,600

Nabors Industries, Inc.:

5.5%, 1/15/2023	15,000	14,025

5.75%, 2/1/2025	80,000	70,900

NuStar Logistics LP, 5.625%, 4/28/2027	236,000	237,770

6.0%, 6/1/2026	160,000	165,600

Oasis Petroleum, Inc.:

6.875%, 3/15/2022	138,000	137,655

6.875%, 1/15/2023	60,000	60,000

Parkland Fuel Corp., 5.875%, 7/15/2027	170,000	170,000

Parsley Energy LLC:

144A, 5.25%, 8/15/2025	55,000	55,825

144A, 5.375%, 1/15/2025	185,000	189,625

144A, 5.625%, 10/15/2027	120,000	125,400

Peabody Energy Corp., 144A, 6.0%, 3/31/2022	295,000	302,006

Precision Drilling Corp., 144A, 7.125%, 1/15/2026	110,000	106,425

Range Resources Corp., 5.0%, 8/15/2022	185,000	175,519

Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	180,000	166,140

Southwestern Energy Co.:

6.2%, 1/23/2025	60,000	54,750

7.75%, 10/1/2027 (b)	115,000	110,113

Sunoco LP:

5.5%, 2/15/2026	130,000	135,363

5.875%, 3/15/2028	35,000	36,269

144A, 6.0%, 4/15/2027	52,000	54,600

Targa Resources Partners LP:

4.25%, 11/15/2023	210,000	210,000

5.0%, 1/15/2028	235,000	235,587

5.375%, 2/1/2027	260,000	269,100

5.875%, 4/15/2026	113,000	119,780

144A, 6.5%, 7/15/2027	15,000	16,369

Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	95,000	100,403

Transocean, Inc.:

144A, 7.25%, 11/1/2025	80,000	75,800

144A, 9.0%, 7/15/2023	55,000	58,575

USA Compression Partners LP, 6.875%, 4/1/2026	142,000	150,151

Whiting Petroleum Corp.:

5.75%, 3/15/2021	160,000	161,200

6.625%, 1/15/2026 (b)	110,000	106,081

WPX Energy, Inc.:

5.25%, 9/15/2024	145,000	148,806

6.0%, 1/15/2022	43,000	44,828

8.25%, 8/1/2023	105,000	119,700

		8,950,606

Financials 1.4%

CNO Financial Group, Inc., 5.25%, 5/30/2025	100,000	107,750

5.25%, 5/30/2029	65,000	70,363

Intesa Sanpaolo Spa, 144A, 5.71%, 1/15/2026	200,000	202,408

Lions Gate Capital Holdings LLC, 144A, 6.375%, 2/1/2024	80,000	84,100

Navient Corp., 6.5%, 6/15/2022	100,000	106,224

	Principal Amount ($)(a)	Value ($)

Springleaf Finance Corp.:

6.125%, 3/15/2024	110,000	118,250

6.625%, 1/15/2028	35,000	36,750

Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025	75,000	77,250

		803,095

Health Care 6.7%

Avantor, Inc., 144A, 6.0%, 10/1/2024	70,000	74,480

Bausch Health Americas, Inc.:

144A, 8.5%, 1/31/2027	385,000	423,315

144A, 9.25%, 4/1/2026	85,000	95,098

Bausch Health Companies, Inc.:

144A, 5.75%, 8/15/2027	115,000	120,863

144A, 5.875%, 5/15/2023	71,000	71,825

144A, 6.125%, 4/15/2025	150,000	153,183

144A, 6.5%, 3/15/2022	105,000	108,806

144A, 7.0%, 3/15/2024	255,000	270,963

Bausch Health Cos, Inc.:

144A, 7.0%, 1/15/2028	40,000	41,450

144A, 7.25%, 5/30/2029	20,000	20,800

Catalent Pharma Solutions, Inc., 144A, 5.0%, 7/15/2027	125,000	127,187

Centene Corp., 144A, 5.375%, 6/1/2026	95,000	99,869

Charles River Laboratories International, Inc., 144A, 5.5%, 4/1/2026	20,000	21,046

DaVita, Inc.:

5.0%, 5/1/2025	110,000	108,598

5.125%, 7/15/2024	110,000	110,033

HCA, Inc.:

5.375%, 9/1/2026	170,000	183,175

5.625%, 9/1/2028	270,000	292,275

5.875%, 2/15/2026	190,000	209,950

MEDNAX, Inc., 144A, 6.25%, 1/15/2027	170,000	167,237

Tenet Healthcare Corp.:

5.125%, 5/1/2025	325,000	326,625

144A, 6.25%, 2/1/2027	120,000	124,200

6.75%, 6/15/2023 (b)	45,000	45,169

7.0%, 8/1/2025 (b)	85,000	84,681

Teva Pharmaceutical Finance Netherlands III BV, 6.0%, 4/15/2024	320,000	301,800

WellCare Health Plans, Inc., 144A, 5.375%, 8/15/2026	210,000	222,600

		3,805,228

Industrials 5.4%

Berry Global Escrow Corp., 144A, 5.625%, 7/15/2027	15,000	15,600

Bombardier, Inc.:

144A, 5.75%, 3/15/2022	115,000	116,581

144A, 6.0%, 10/15/2022	143,000	143,613

144A, 7.875%, 4/15/2027	164,000	164,205

Builders Firstsource, Inc., 144A, 6.75%, 6/1/2027	15,000	15,825

BWX Technologies, Inc., 144A, 5.375%, 7/15/2026	30,000	30,974

Clean Harbors, Inc.:

144A, 4.875%, 7/15/2027 (c)	65,000	66,063

144A, 5.125%, 7/15/2029 (c)	30,000	30,600

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	7

	Principal Amount ($)(a)	Value ($)

Colfax Corp.:

144A, 6.0%, 2/15/2024	25,000	26,438

144A, 6.375%, 2/15/2026	95,000	101,887

Covanta Holding Corp.:

5.875%, 3/1/2024	160,000	164,800

5.875%, 7/1/2025	205,000	213,200

DAE Funding LLC:

144A, 4.5%, 8/1/2022	8,000	8,120

144A, 5.0%, 8/1/2024	25,000	26,031

144A, 5.75%, 11/15/2023	115,000	120,750

Energizer Holdings, Inc.:

144A, 6.375%, 7/15/2026	120,000	123,300

144A, 7.75%, 1/15/2027	30,000	32,470

Graphic Packaging International LLC, 144A, 4.75%, 7/15/2027	30,000	30,788

Harsco Corp., 144A, 5.75%, 7/31/2027	35,000	36,448

Itron, Inc., 144A, 5.0%, 1/15/2026	140,000	143,150

Moog, Inc., 144A, 5.25%, 12/1/2022	120,000	122,100

Novelis Corp., 144A, 5.875%, 9/30/2026	230,000	232,875

Park Aerospace Holdings Ltd., 144A, 5.5%, 2/15/2024	245,000	264,105

Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023	2,000	2,100

Summit Materials LLC, 6.125%, 7/15/2023	200,000	202,500

Tennant Co., 5.625%, 5/1/2025	30,000	30,975

TransDigm, Inc., 144A, 6.25%, 3/15/2026	170,000	178,925

United Rentals North America, Inc., 6.5%, 12/15/2026	390,000	422,175

		3,066,598

Information Technology 2.2%

Cardtronics, Inc., 144A, 5.5%, 5/1/2025	95,000	94,525

Cdk Global, Inc., 144A, 5.25%, 5/15/2029	85,000	88,081

Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	210,000	213,150

Fair Isaac Corp., 144A, 5.25%, 5/15/2026	130,000	136,500

Go Daddy Operating Co. LLC, 144A, 5.25%, 12/1/2027	165,000	170,775

IQVIA, Inc., 144A, 5.0%, 5/15/2027	220,000	227,150

Refinitiv U.S. Holdings, Inc., 144A, 8.25%, 11/15/2026	85,000	87,423

SS&C Technologies, Inc., 144A, 5.5%, 9/30/2027	85,000	88,187

TTM Technologies, Inc., 144A, 5.625%, 10/1/2025	155,000	151,553

		1,257,344

Materials 10.3%

AK Steel Corp., 7.5%, 7/15/2023	85,000	86,887

Ardagh Packaging Finance PLC, 144A, 6.0%, 2/15/2025	220,000	227,975

Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024	175,000	180,250

Berry Global Escrow Corp., 144A, 4.875%, 7/15/2026	105,000	107,231

Berry Global, Inc., 5.5%, 5/15/2022	315,000	318,544

	Principal Amount ($)(a)	Value ($)

BWAY Holding Co.:

144A, 5.5%, 4/15/2024	175,000	175,087

144A, 7.25%, 4/15/2025	90,000	86,850

Cascades, Inc., 144A, 5.5%, 7/15/2022	26,000	26,098

CF Industries, Inc.:

3.45%, 6/1/2023	200,000	200,700

5.15%, 3/15/2034	105,000	102,637

Chemours Co.:

5.375%, 5/15/2027	115,000	109,537

6.625%, 5/15/2023	99,000	102,403

7.0%, 5/15/2025	60,000	62,700

Clearwater Paper Corp., 144A, 5.375%, 2/1/2025	110,000	99,825

Constellium NV:

144A, 4.625%, 5/15/2021	EUR 150,000	171,375

144A, 5.75%, 5/15/2024	250,000	256,250

144A, 6.625%, 3/1/2025	250,000	260,000

Element Solutions, Inc., 144A, 5.875%, 12/1/2025	85,000	88,506

First Quantum Minerals Ltd.:

144A, 6.5%, 3/1/2024	245,000	229,075

144A, 6.875%, 3/1/2026	200,000	185,500

Flex Acquisition Co., Inc, 144A, 7.875%, 7/15/2026	85,000	78,412

Freeport-McMoRan, Inc.:

3.55%, 3/1/2022	440,000	441,650

3.875%, 3/15/2023	200,000	200,000

4.0%, 11/14/2021	180,000	183,375

Hexion, Inc., 144A, 7.875%, 7/15/2027 (c)	35,000	35,263

Hudbay Minerals, Inc.:

144A, 7.25%, 1/15/2023	95,000	97,850

144A, 7.625%, 1/15/2025	75,000	77,438

Kaiser Aluminum Corp., 5.875%, 5/15/2024	145,000	150,800

Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR 100,000	113,085

LABL Escrow Issuer LLC, 144A, 6.75%, 7/15/2026 (c)	100,000	100,875

Mercer International, Inc., 6.5%, 2/1/2024	110,000	113,850

NOVA Chemicals Corp.:

144A, 4.875%, 6/1/2024	185,000	191,475

144A, 5.25%, 6/1/2027	140,000	148,925

Novelis Corp., 144A, 6.25%, 8/15/2024	200,000	209,692

Reynolds Group Issuer, Inc.:

144A, 5.125%, 7/15/2023	290,000	295,437

144A, 7.0%, 7/15/2024	35,000	36,191

Tronox Finance PLC, 144A, 5.75%, 10/1/2025	66,000	64,020

Tronox, Inc., 144A, 6.5%, 4/15/2026	122,000	120,932

United States Steel Corp., 6.25%, 3/15/2026	34,000	30,260

WR Grace & Co-Conn, 144A, 5.125%, 10/1/2021	65,000	67,438

		5,834,398

Real Estate 3.2%

CyrusOne LP:

(REIT), 5.0%, 3/15/2024	200,000	205,500

(REIT), 5.375%, 3/15/2027	165,000	173,662

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Iron Mountain, Inc.:

144A, (REIT), 5.25%, 3/15/2028	50,000	50,063

(REIT), 5.75%, 8/15/2024	320,000	323,245

(REIT), 6.0%, 8/15/2023	300,000	308,250

MGM Growth Properties Operating Partnership LP, 144A, (REIT), 5.75%, 2/1/2027	310,000	334,025

MPT Operating Partnership LP, (REIT), 6.375%, 3/1/2024	170,000	178,075

SBA Communications Corp., (REIT), 4.0%, 10/1/2022	215,000	217,956

		1,790,776

Utilities 4.3%

AES Corp., 4.875%, 5/15/2023	109,000	110,912

AmeriGas Partners LP:

5.5%, 5/20/2025	205,000	215,762

5.75%, 5/20/2027	110,000	115,500

Calpine Corp.:

144A, 5.25%, 6/1/2026	90,000	91,575

5.75%, 1/15/2025	45,000	44,663

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	210,000	211,317

NRG Energy, Inc.:

144A, 5.25%, 6/15/2029	277,000	295,697

5.75%, 1/15/2028	200,000	214,500

Vistra Energy Corp., 5.875%, 6/1/2023	70,000	71,575

Vistra Operations Co. LLC:

144A, 5.0%, 7/31/2027	220,000	227,975

144A, 5.5%, 9/1/2026	315,000	332,719

144A, 5.625%, 2/15/2027	495,000	524,081

		2,456,276
Total Corporate Bonds (Cost $46,591,768)		47,840,864

Loan Participations and Assignments 2.6%
Senior Loans**

CenturyLink, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.189%, 1/31/2025	364,040	356,255

CSC Holdings LLC, First Lien Term Loan, 1-month USD LIBOR + 2.250%, 4.644%, 7/17/2025	236,977	233,589

First Data Corp., Term Loan, 1-month USD LIBOR + 2.000%, 4.404%, 7/8/2022	198,388	198,383

Mediacom Illinois LLC, Term Loan N, 1-week USD LIBOR + 1.750%, 4.11%, 2/15/2024	223,304	222,243

SBA Senior Finance II LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.44%, 4/11/2025	223,869	221,375

TransDigm, Inc., Term Loan F, 1-month USD LIBOR + 2.500%, 4.939%, 6/9/2023	138,945	136,622

Unitymedia Finance LLC, Term Loan D, 1-month USD LIBOR + 2.250%, 4.644%, 1/15/2026	88,493	88,352
Total Loan Participations and Assignments (Cost $1,452,850)		1,456,819

	Principal Amount ($)(a)	Value ($)

Convertible Bonds 3.4%
Communication Services 0.1%
DISH Network Corp., 2.375%, 3/15/2024	35,000	32,332

Materials 3.3%
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 16.503%** PIK, 10/18/2025 (e)	1,695,550	1,900,712
Total Convertible Bonds (Cost $1,722,501)		1,933,044

	Shares	Value ($)
Common Stocks 0.6%
Industrials 0.0%
Quad Graphics, Inc.	287	2,270

Materials 0.6%

GEO Specialty Chemicals, Inc.* (e)	1,023,015	321,226

GEO Specialty Chemicals, Inc. 144A* (e)	2,206	693

		321,919
Total Common Stocks (Cost $526,959)		324,189

Warrants 0.1%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $244,286)	1,100	48,864

Securities Lending Collateral 2.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (f) (g) (Cost $1,505,350)	1,505,350	1,505,350

Cash Equivalents 9.1%
DWS Central Cash Management Government Fund, 2.40% (f) (Cost $5,137,379)	5,137,379	5,137,379

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $57,181,093)	103.0	58,246,509
Other Assets and Liabilities, Net	(3.0)	(1,671,003)
Net Assets	100.0	56,575,506

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	9

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Securities Lending Collateral 2.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (f) (g)
1,464,490	40,860	(h)	—	—	—	4,971	—	1,505,350	1,505,350
Cash Equivalents 9.1%
DWS Central Cash Management Government Fund, 2.40% (f)
4,341,875	14,882,978		14,087,474	—	—	30,797	—	5,137,379	5,137,379
5,806,365	14,923,838		14,087,474	—	—	35,768	—	6,642,729	6,642,729

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2019 amounted to $1,448,921, which is 2.6% of net assets.

(c)	When-issued, delayed delivery or forward commitment securities included.

(d)	Perpetual, callable security with no stated maturity date.

(e)	Investment was valued using significant unobservable inputs.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of June 30, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	1,008,169	USD	1,151,048	7/31/2019	1,715	State Street Bank and Trust

Currency Abbreviations

EUR	Euro
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS High Income VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (i)
Corporate Bonds	$—	$47,840,864	$—	$47,840,864
Loan Participations and Assignments	—	1,456,819	—	1,456,819
Convertible Bonds	—	32,332	1,900,712	1,933,044
Common Stocks (i)	2,270	—	321,919	324,189
Warrants	—	—	48,864	48,864
Short-Term Investments (i)	6,642,729	—	—	6,642,729
Derivatives (j)
Forward Foreign Currency Contracts	$—	$1,715	$—	$1,715
Total	$6,644,999	$49,331,730	$2,271,495	$58,248,224

(i)	See Investment Portfolio for additional detailed categorizations.

(j))	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Convertible Bond	Common Stocks	Warrant	Total
Balance as of December 31, 2018	$1,710,710	$116,277	$27,119	$1,854,106
Realized gains (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	79,780	181,656	21,745	283,181
Amortization of premium/accretion of discount	130	—	—	130
Purchases/PIK	110,092	23,986	—	134,078
(Sales)	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer (out) of Level 3	—	—	—	—
Balance as of June 30, 2019	$1,900,712	$321,919	$48,864	$2,271,495
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2019	$79,780	$181,656	$21,745	$283,181

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 6/30/19	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Materials	$321,919	Market Approach	Terms of merger agreement	N/A
			Illiquidity Discount	5%
Warrant
Materials	$48,864	Black Scholes Option Pricing Model	Implied Volatility of Option	26.6%
			Illiquidity Discount	20%
Convertible Bond
Materials	$1,900,712	Market Approach	Terms of merger agreement	N/A
			Illiquidity Discount	5%

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	11

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s convertible bond investment include the terms of the merger agreement and an illiquidity discount. A significant change in the terms of the merger agreement is unlikely to have a material impact to the fair value measurement, while a significant change in the illiquidity discount is likely to have a material impact to the fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s common stock investment include the terms of the merger agreement and an illiquidity discount. A significant change in the terms of the merger agreement is unlikely to have a material impact to the fair value measurement, while a significant change in the illiquidity discount is unlikely to have a material impact to the fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s warrants include volatility and discount for lack of marketability. A change in the volatility of the underlying asset as an input to the Black-Scholes model may have a significant change in the fair value measurement. A significant change in the discount for lack of marketability is unlikely to have a material impact to the fair value measurement.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS High Income VIP

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $50,538,364) — including $1,448,921 of securities loaned	$51,603,780
Investment in DWS Government & Agency Securities Portfolio (cost $1,505,350)*	1,505,350
Investment in DWS Central Cash Management Government Fund (cost $5,137,379)	5,137,379
Cash	10,000
Foreign currency, at value (cost $1,006)	1,005
Receivable for investments sold	1,006,019
Receivable for investments sold — when-issued securities	220,900
Receivable for Fund shares sold	3,827
Interest receivable	811,513
Unrealized appreciation on forward foreign currency contracts	1,715
Other assets	619
Total assets	60,302,107

Liabilities
Payable upon return of securities loaned	1,505,350
Payable for investments purchased	1,026,749
Payable for investments purchased — when-issued securities	1,083,620
Payable for Fund shares redeemed	12,948
Accrued management fee	10,852
Accrued Trustees’ fees	711
Other accrued expenses and payables	86,371
Total liabilities	3,726,601
Net assets, at value	$56,575,506

Net Assets Consist of
Distributable earnings (loss)	(4,392,327)
Paid-in capital	60,967,833
Net assets, at value	$56,575,506

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($56,434,234 ÷ 9,435,585 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.98
Class B

Net Asset Value, offering and redemption price per share ($141,272 ÷ 23,500 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.01

*	Represents collateral on securities loaned.

     Statement of Operations

for the six months ended June 30, 2019 (Unaudited)

Investment Income
Income:

Interest	$1,638,732
Income distributions — DWS Central Cash Management Government Fund	30,797
Securities lending income, net of borrower rebates	4,971
Total income	1,674,500
Expenses:

Management fee	136,597
Administration fee	27,319
Services to Shareholders	432
Record keeping fee (Class B)	98
Distribution service fees (Class B)	170
Custodian fee	9,651
Professional fees	46,516
Reports to shareholders	22,363
Trustees’ fees and expenses	2,444
Pricing service fee	15,413
Other	2,054
Total expenses before expense reductions	263,057
Expense reductions	(77,026)
Total expenses after expense reductions	186,031
Net investment income	1,488,469

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(374,540)
Forward foreign currency contracts	13,763
Foreign currency	(1,264)
(362,041)
Change in net unrealized appreciation (depreciation) on:

Investments	4,545,180
Forward foreign currency contracts	3,151
Foreign currency	155
4,548,486
Net gain (loss)	4,186,445
Net increase (decrease) in net assets resulting from operations	$5,674,914

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment income (loss)	$1,488,469	$3,142,998
Net realized gain (loss)	(362,041)	(176,656)
Change in net unrealized appreciation (depreciation)	4,548,486	(4,256,326)
Net increase (decrease) in net assets resulting from operations	5,674,914	(1,289,984)
Distributions to shareholders:
Class A	(3,177,995)	(4,670,013)
Class B	(7,539)	(14,079)
Total distributions	(3,185,534)	(4,684,092)
Fund share transactions:
Class A
Proceeds from shares sold	3,473,426	4,796,087
Reinvestment of distributions	3,177,995	4,670,013
Payments for shares redeemed	(4,588,888)	(12,180,108)
Net increase (decrease) in net assets from Class A share transactions	2,062,533	(2,714,008)
Class B
Proceeds from shares sold	429	63,056
Reinvestment of distributions	7,539	14,079
Payments for shares redeemed	(7,356)	(64,199)
Net increase (decrease) in net assets from Class B share transactions	612	12,936
Increase (decrease) in net assets	4,552,525	(8,675,148)
Net assets at beginning of period	52,022,981	60,698,129

Net assets at end of period	$56,575,506	$52,022,981

Other Information
Class A
Shares outstanding at beginning of period	9,081,584	9,527,083
Shares sold	584,209	775,176
Shares issued to shareholders in reinvestment of distributions	543,247	803,789
Shares redeemed	(773,455)	(2,024,464)
Net increase (decrease) in Class A shares	354,001	(445,499)

Shares outstanding at end of period	9,435,585	9,081,584
Class B
Shares outstanding at beginning of period	23,418	21,761
Shares sold	70	9,962
Shares issued to shareholders in reinvestment of distributions	1,282	2,411
Shares redeemed	(1,270)	(10,716)
Net increase (decrease) in Class B shares	82	1,657

Shares outstanding at end of period	23,500	23,418

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS High Income VIP

Financial Highlights

	Six Months Ended 6/30/19		Years Ended December 31,
Class A	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$5.71		$6.36	$6.28	$5.93	$6.60	$6.96
Income (loss) from investment operations:

Net investment income[a]	.16		.33	.31	.32	.32	.36
Net realized and unrealized gain (loss)	.46		(.48)	.15	.41	(.58)	(.25)
Total from investment operations	.62		(.15)	.46	.73	(.26)	.11
Less distributions from:
Net investment income	(.35)		(.50)	(.38)	(.38)	(.41)	(.47)
Net asset value, end of period	$5.98		$5.71	$6.36	$6.28	$5.93	$6.60
Total Return (%)[b]	10.86	**	(2.52)	7.51	12.87	(4.44)	1.47

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56		52	61	100	101	135
Ratio of expenses before expense reductions (%)[c]	.96	*	.94	.78	.80	.75	.75
Ratio of expenses after expense reductions (%)[c]	.68	*	.69	.72	.72	.72	.73
Ratio of net investment income (%)	5.45	*	5.41	4.98	5.38	5.09	5.21
Portfolio turnover rate (%)	41	**	62	71	77	47	52

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

	Six Months Ended 6/30/19		Years Ended December 31,
Class B	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$5.73		$6.38	$6.30	$5.94	$6.63	$6.99
Income (loss) from investment operations:

Net investment income[a]	.15		.31	.31	.31	.32	.35
Net realized and unrealized gain (loss)	.47		(.48)	.13	.41	(.61)	(.26)
Total from investment operations	.62		(.17)	.44	.72	(.29)	.09
Less distributions from:
Net investment income	(.34)		(.48)	(.36)	(.36)	(.40)	(.45)
Net asset value, end of period	$6.01		$5.73	$6.38	$6.30	$5.94	$6.63
Total Return (%)[b]	10.72	**	(2.76)	7.21	12.67	(4.95)	1.22

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1		.1	.1	2	3	.03
Ratio of expenses before expense reductions (%)[c]	1.39	*	1.34	1.15	1.21	1.14	1.13
Ratio of expenses after expense reductions (%)[c]	.94	*	.96	.98	.98	1.02	.97
Ratio of net investment income (%)	5.19	*	5.14	4.88	5.15	4.86	5.09
Portfolio turnover rate (%)	41	**	62	71	77	47	52

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	15

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price

16	|	Deutsche DWS Variable Series II — DWS High Income VIP

and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2019, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $6,549,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($843,000) and long-term losses ($5,706,000).

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $57,178,132. The net unrealized appreciation for all investments based on tax cost was $1,068,377. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax

Deutsche DWS Variable Series II — DWS High Income VIP	|	17

cost of $1,817,945 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $749,568.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $719,000 to $1,151,000.

18	|	Deutsche DWS Variable Series II — DWS High Income VIP

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contract
Foreign Exchange Contract (a)	$1,715

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contract.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contract
Foreign Exchange Contracts (b)	$13,763

The above derivatives is located in the following Statement of Operations accounts:

(b)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contract
Foreign Exchange Contract (c)	$3,151

The above derivative is located in the following Statement of Operations accounts:

(c)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of June 30, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Assets
State Street Bank and Trust	$1,715	$—	$—	$1,715

C. Purchases and Sales of Securities

During the six months ended June 30, 2019, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $21,223,244 and $21,949,008, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche DWS Variable Series II — DWS High Income VIP	|	19

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.

For the period from January 1, 2019 through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.68%
Class B	.94%

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed for each class were as follows:

Class A	$76,719
Class B	307
$77,026

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2019, the Administration Fee was $27,319, of which $4,549 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2019
Class A	$133	$45
Class B	25	8
	$158	$53

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2019, the Distribution Service Fee was $170, of which $29 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,853, all of which is unpaid.

20	|	Deutsche DWS Variable Series II — DWS High Income VIP

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2019, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $379.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Ownership of the Fund

At June 30, 2019, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 72% and 19%. One participating insurance company was owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 94%.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

Deutsche DWS Variable Series II — DWS High Income VIP	|	21

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,108.60	$1,107.20
Expenses Paid per $1,000*	$3.56	$4.91

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,021.42	$1,020.13
Expenses Paid per $1,000*	$3.41	$4.71

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.68%	.94%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

22	|	Deutsche DWS Variable Series II — DWS High Income VIP

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	|	23

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

24	|	Deutsche DWS Variable Series II — DWS High Income VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2017 and during the first eight months of 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency

Deutsche DWS Variable Series II — DWS High Income VIP	|	25

services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

26	|	Deutsche DWS Variable Series II — DWS High Income VIP

Notes

VS2HI-3 (R-028385-8 8/19)

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS International Growth VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
15	Information About Your Fund’s Expenses
16	Proxy Voting
17	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Performance Summary	June 30, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 1.72% and 2.07% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS International Growth VIP

The MSCI All Country World ex-USA Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World ex-USA Index includes both developed and emerging markets.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS International Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,253	$10,473	$13,224	$12,552	$23,034
	Average annual total return	22.53%	4.73%	9.76%	4.65%	8.70%
MSCI All Country World ex-USA Index	Growth of $10,000	$11,360	$10,129	$13,088	$11,130	$18,846
	Average annual total return	13.60%	1.29%	9.39%	2.16%	6.54%

DWS International Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,236	$10,437	$13,135	$12,366	$22,307
	Average annual total return	22.36%	4.37%	9.52%	4.34%	8.35%
MSCI All Country World ex-USA Index	Growth of $10,000	$11,360	$10,129	$13,088	$11,130	$18,846
	Average annual total return	13.60%	1.29%	9.39%	2.16%	6.54%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/19	12/31/18
Common Stocks	98%	99%
Cash Equivalents	2%	1%
Preferred Stocks	0%	0%
Warrants	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/19	12/31/18
Financials	19%	20%
Information Technology	19%	14%
Industrials	16%	15%
Health Care	15%	14%
Consumer Discretionary	13%	15%
Consumer Staples	8%	7%
Materials	5%	6%
Communication Services	3%	7%
Energy	2%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/19	12/31/18
France	13%	11%
Germany	12%	13%
Canada	10%	10%
Japan	10%	12%
Switzerland	9%	9%
China	8%	8%
United Kingdom	7%	7%
United States	6%	7%
Netherlands	4%	4%
Sweden	3%	3%
Singapore	2%	2%
Argentina	2%	2%
Korea	2%	2%
Ireland	2%	1%
Other	10%	9%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Sebastian P. Werner, PhD, Director

Mark Schumann, CFA, Director

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Investment Portfolio	as of June 30, 2019 (Unaudited)

	Shares	Value ($)
Common Stocks 96.9%
Argentina 2.1%

Globant SA* (a)	3,200	323,360

Grupo Supervielle SA (ADR) (b)	3,900	30,732

(Cost $226,943)		354,092

Brazil 1.0%
Pagseguro Digital Ltd. “A”* (a) (Cost $107,563)	4,050	157,829

Canada 9.9%

Agnico Eagle Mines Ltd.	4,850	248,657

Alimentation Couche-Tard, Inc. “B”	4,081	256,817

Brookfield Asset Management, Inc. “A”	9,386	449,034

Canada Goose Holdings, Inc.* (b)	3,086	119,453

Canadian National Railway Co.	2,508	232,118

Gildan Activewear, Inc.	2,315	89,591

Toronto-Dominion Bank	4,295	250,967

(Cost $1,038,892)		1,646,637

China 7.9%

Alibaba Group Holding Ltd. (ADR)*	1,500	254,175

Luckin Coffee, Inc. (ADR)* (b)	3,325	64,804

Minth Group Ltd.	26,870	72,563

Momo, Inc. (ADR)	3,200	114,560

New Oriental Education & Technology Group, Inc. (ADR)*	1,200	115,896

Ping An Healthcare and Technology Co., Ltd. 144A*	2,100	8,779

Ping An Insurance (Group) Co. of China Ltd. “H”	34,000	408,774

Tencent Holdings Ltd.	6,200	280,016

(Cost $965,169)		1,319,567

Denmark 0.7%
Chr Hansen Holding AS (Cost $100,652)	1,148	107,825

Finland 0.9%
Sampo Oyj “A” (Cost $144,794)	3,010	142,125

France 12.9%

Airbus SE	1,186	168,287

BNP Paribas SA	1,785	84,802

Capgemini SE	2,140	265,927

EssilorLuxottica SA	793	103,420

LVMH Moet Hennessy Louis Vuitton SE	855	364,045

Orpea	700	84,516

SMCP SA 144A*	7,900	133,673

Teleperformance	1,174	235,300

Total SA	4,716	264,204

VINCI SA	2,630	269,405

Vivendi SA	5,950	163,692

(Cost $1,886,969)		2,137,271

Germany 11.7%

adidas AG	310	95,783

Allianz SE (Registered)	1,125	271,324

BASF SE	2,275	165,680

	Shares	Value ($)

Continental AG	557	81,166

Deutsche Boerse AG	2,693	381,077

Deutsche Post AG (Registered)	2,588	85,090

Evonik Industries AG	5,610	163,779

Fresenius Medical Care AG & Co. KGaA	3,000	235,938

LANXESS AG	2,149	127,985

SAP SE	1,621	222,703

Siemens AG (Registered)	1,000	119,005

(Cost $1,923,654)		1,949,530

Hong Kong 1.0%
Techtronic Industries Co., Ltd. (Cost $51,080)	21,597	165,782

Ireland 1.4%
Kerry Group PLC “A” (Cost $131,801)	1,955	233,287

Japan 9.9%

Daikin Industries Ltd.	2,400	314,627

Fast Retailing Co., Ltd.	500	303,073

Hoya Corp.	2,700	207,552

Kao Corp.	1,500	114,632

Keyence Corp.	400	246,654

Komatsu Ltd.	3,500	84,647

MISUMI Group, Inc.	4,911	123,762

Mitsubishi UFJ Financial Group, Inc.	20,800	98,965

Pigeon Corp.	3,700	149,008

(Cost $1,460,035)		1,642,920

Korea 1.4%
Samsung Electronics Co., Ltd. (Cost $253,931)	5,868	238,795

Luxembourg 1.1%
Eurofins Scientific (Cost $98,434)	400	177,170

Macau 0.9%
Sands China Ltd. (Cost $163,702)	30,800	147,395

Malaysia 0.9%
IHH Healthcare Bhd. (Cost $154,924)	111,500	156,423

Netherlands 3.6%

Adyen NV 144A*	11	8,498

ASML Holding NV	700	146,038

Core Laboratories NV (a) (b)	755	39,471

ING Groep NV	15,743	182,475

Koninklijke Philips NV	5,000	217,499

(Cost $630,862)		593,981

Norway 0.6%
Mowi ASA (Cost $46,840)	4,065	95,085

Singapore 2.2%
DBS Group Holdings Ltd. (Cost $305,399)	19,100	366,419

South Africa 1.1%
Naspers Ltd. “N” (Cost $167,905)	745	181,149

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	5

	Shares	Value ($)

Sweden 3.1%

Assa Abloy AB “B”	6,440	145,577

Hexagon AB “B”	1,750	97,269

Nobina AB 144A	21,995	136,677

Spotify Technology SA* (a)	900	131,598

(Cost $458,430)		511,121

Switzerland 8.8%

Alcon, Inc.*	615	38,081

Julius Baer Group Ltd.*	1,350	60,029

Lonza Group AG (Registered)*	1,538	520,069

Nestle SA (Registered)	3,349	346,657

Novartis AG (Registered)	3,078	280,938

Roche Holding AG (Genusschein)	783	220,466

(Cost $960,198)		1,466,240

Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $127,110)	21,000	160,875

United Kingdom 6.8%

Clinigen Healthcare Ltd.*	9,300	119,141

Compass Group PLC	6,790	162,805

Experian PLC	12,839	389,040

Farfetch Ltd. “A”* (a)	3,940	81,952

Halma PLC	5,179	133,077

Prudential PLC	11,150	243,302

(Cost $879,331)		1,129,317

United States 6.0%

Activision Blizzard, Inc.	2,482	117,150

EPAM Systems, Inc.*	1,310	226,761

Marsh & McLennan Companies, Inc.	1,730	172,568

MasterCard, Inc. “A”	780	206,333

	Shares	Value ($)

NVIDIA Corp.	320	52,554

Schlumberger Ltd.	2,500	99,350

Thermo Fisher Scientific, Inc.	429	125,989

(Cost $590,971)		1,000,705
Total Common Stocks (Cost $12,875,589)		16,081,540

Convertible Preferred Stocks 0.1%
United States
Providence Service Corp. (c) (Cost $13,600)	136	19,554

Securities Lending Collateral 1.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (d) (e) (Cost $246,161)	246,161	246,161

Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 2.40% (d) (Cost $372,225)	372,225	372,225

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $13,507,575)	100.7	16,719,480
Other Assets and Liabilities, Net	(0.7)	(114,160)
Net Assets	100.0	16,605,320

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Securities Lending Collateral 1.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (d) (e)
156,436	89,725	(f)	—	—	—	5,733	—	246,161	246,161
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 2.40% (d)
148,953	2,010,254		1,786,982	—	—	2,512	—	372,225	372,225
305,389	2,099,979		1,786,982	—	—	8,245	—	618,386	618,386

*	Non-income producing security.

(a)	Listed on the New York Stock Exchange.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2019 amounted to $247,286, which is 1.5% of net assets.

(c)	Investment was valued using significant unobservable inputs.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$354,092	$—	$—	$354,092
Brazil	157,829	—	—	157,829
Canada	1,646,637	—	—	1,646,637
China	549,435	770,132	—	1,319,567
Denmark	—	107,825	—	107,825
Finland	—	142,125	—	142,125
France	—	2,137,271	—	2,137,271
Germany	—	1,949,530	—	1,949,530
Hong Kong	—	165,782	—	165,782
Ireland	—	233,287	—	233,287
Japan	—	1,642,920	—	1,642,920
Korea	—	238,795	—	238,795
Luxembourg	—	177,170	—	177,170
Macau	—	147,395	—	147,395
Malaysia	—	156,423	—	156,423
Netherlands	39,471	554,510	—	593,981
Norway	—	95,085	—	95,085
Singapore	—	366,419	—	366,419
South Africa	—	181,149	—	181,149
Sweden	131,598	379,523	—	511,121
Switzerland	—	1,466,240	—	1,466,240
Taiwan	—	160,875	—	160,875
United Kingdom	81,952	1,047,365	—	1,129,317
United States	1,000,705	—	—	1,000,705
Convertible Preferred Stocks	—	—	19,554	19,554
Short-Term Investments (g)	618,386	—	—	618,386
Total	$4,580,105	$12,119,821	$19,554	$16,719,480

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	7

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $12,889,189) — including $247,286 of securities loaned	$16,101,094
Investment in DWS Government & Agency Securities Portfolio (cost $246,161)*	246,161
Investment in DWS Central Cash Management Government Fund (cost $372,225)	372,225
Foreign currency, at value (cost $181,214)	178,694
Receivable for Fund shares sold	192
Dividends receivable	12,482
Interest receivable	1,301
Foreign taxes recoverable	24,349
Other assets	693
Total assets	16,937,191

Liabilities
Payable upon return of securities loaned	246,161
Payable for Fund shares redeemed	15,881
Accrued Trustees’ fees	1,140
Other accrued expenses and payables	68,689
Total liabilities	331,871
Net assets, at value	$16,605,320

Net Assets Consist of
Distributable earnings (loss)	3,254,584
Paid-in capital	13,350,736
Net assets, at value	$16,605,320

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($16,468,098 ÷ 1,204,760 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.67
Class B

Net Asset Value, offering and redemption price per share ($137,222 ÷ 10,008 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.71

*	Represents collateral on securities loaned.

Statement of Operations

for the six months ended June 30, 2019 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $29,097)	$227,942
Income distributions — DWS Central Cash Management Government Fund	2,512
Securities lending income, net of borrower rebates	5,733
Total income	236,187
Expenses:
Management fee	48,416
Administration fee	7,809
Services to Shareholders	412
Record keeping fee (Class B)	34
Distribution service fee (Class B)	159
Custodian fee	14,058
Professional fees	39,229
Reports to shareholders	11,971
Trustees’ fees and expenses	1,559
Other	9,690
Total expenses before expense reductions	133,337
Expense reductions	(67,754)
Total expenses after expense reductions	65,583
Net investment income (loss)	170,604

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(80,429)
Foreign currency	1,855
(78,574)
Change in net unrealized appreciation (depreciation) on:
Investments	3,046,267
Foreign currency	843
3,047,110
Net gain (loss)	2,968,536
Net increase (decrease) in net assets resulting from operations	$3,139,140

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment income (loss)	$170,604	$210,075
Net realized gain (loss)	(78,574)	228,637
Change in net unrealized appreciation (depreciation)	3,047,110	(3,352,382)
Net increase (decrease) in net assets resulting from operations	3,139,140	(2,913,670)
Distributions to shareholders:
Class A	(445,123)	(169,762)
Class B	(3,307)	(1,806)
Total distributions	(448,430)	(171,568)
Fund share transactions:
Class A
Proceeds from shares sold	638,262	1,452,220
Reinvestment of distributions	445,123	169,762
Payments for shares redeemed	(1,374,085)	(3,127,727)
Net increase (decrease) in net assets from Class A share transactions	(290,700)	(1,505,745)
Class B
Proceeds from shares sold	795	82,846
Reinvestment of distributions	3,307	1,806
Payments for shares redeemed	(106,627)	(28,351)
Net increase (decrease) in net assets from Class B share transactions	(102,525)	56,301
Increase (decrease) in net assets	2,297,485	(4,534,682)
Net assets at beginning of period	14,307,835	18,842,517

Net assets at end of period	$16,605,320	$14,307,835

Other Information
Class A
Shares outstanding at beginning of period	1,228,635	1,340,522
Shares sold	48,879	108,093
Shares issued to shareholders in reinvestment of distributions	33,594	12,631
Shares redeemed	(106,348)	(232,611)
Net increase (decrease) in Class A shares	(23,875)	(111,887)

Shares outstanding at end of period	1,204,760	1,228,635
Class B
Shares outstanding at beginning of period	19,045	14,862
Shares sold	61	6,136
Shares issued to shareholders in reinvestment of distributions	249	134
Shares redeemed	(9,347)	(2,087)
Net increase (decrease) in Class B shares	(9,037)	4,183

Shares outstanding at end of period	10,008	19,045

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	9

Financial Highlights

	Six Months Ended 6/30/19 (Unaudited)		Years Ended December 31,
Class A			2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.47		$13.90	$11.12	$10.81	$11.04	$11.13
Income (loss) from investment operations:
Net investment income[a]	.14		.16	.08	.06	.07	.08
Net realized and unrealized gain (loss)	2.43		(2.46)	2.75	.34	(.21)	(.06)
Total from investment operations	2.57		(2.30)	2.83	.40	(.14)	.02
Less distribution from:
Net investment income	(.17)		(.13)	(.05)	(.09)	(.09)	(.11)
Net realized gain	(.20)		—	—	—	—	—
Total distributions	(.37)		(.13)	(.05)	(.09)	(.09)	(.11)
Net asset value, end of period	$13.67		$11.47	$13.90	$11.12	$10.81	$11.04
Total Return (%)[b]	22.53	**	(16.69)	25.47	3.72	(1.32)	.21

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		14	19	27	34	47
Ratio of expenses before expense reductions (%)[c]	1.70	*	1.72	1.56	1.66	1.44	1.41
Ratio of expenses after expense reductions (%)[c]	.84	*	.81	.92	.95	.90	.82
Ratio of net investment income (%)	2.18	*	1.21	.61	.51	.65	.71
Portfolio turnover rate (%)	3	**	38	62	70	64	63

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

	Six Months Ended 6/30/19 (Unaudited)		Years Ended December 31,
Class B			2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.49		$13.93	$11.13	$10.82	$11.05	$11.14
Income (loss) from investment operations:
Net investment income[a]	.12		.12	.02	.02	.05	.02
Net realized and unrealized gain (loss)	2.44		(2.46)	2.79	.35	(.23)	(.04)
Total from investment operations	2.56		(2.34)	2.81	.37	(.18)	(.02)
Less distribution from:
Net investment income	(.14)		(.10)	(.01)	(.06)	(.05)	(.07)
Net realized gain	(.20)		—	—	—	—	—
Total distributions	(.34)		(.10)	(.01)	(.06)	(.05)	(.07)
Net asset value, end of period	$13.71		$11.49	$13.93	$11.13	$10.82	$11.05
Total Return (%)[b]	22.36	**	(16.92)	25.26	3.38	(1.64)	(.15)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1		.2	.2	.07	.1	.1
Ratio of expenses before expense reductions (%)[c]	2.05	*	2.07	1.90	1.98	1.76	1.76
Ratio of expenses after expense reductions (%)[c]	1.11	*	1.06	1.15	1.24	1.22	1.15
Ratio of net investment income (%)	1.90	*	.92	.12	.17	.40	.14
Portfolio turnover rate (%)	3	**	38	62	70	64	63

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	11

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2019, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. Due to the increased market values of securities on loan on June 30, 2019, the value of the related collateral was less than the value of securities on loan at period end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $13,539,972. The net unrealized appreciation for all investments based on tax cost was $3,179,508. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $3,881,613 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $702,105.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess

12	|	Deutsche DWS Variable Series II — DWS International Growth VIP

of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2019, purchases and sales of investment transactions (excluding short-term investments) aggregated $532,033 and $1,384,649, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor an annual fee based on its average daily net assets, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.81%
Class B	1.06%

Effective May 1, 2019 through April 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.89%
Class B	1.21%

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$67,158
Class B	596
$67,754

Deutsche DWS Variable Series II — DWS International Growth VIP	|	13

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2019, the Administration Fee was $7,809, of which $1,326 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2019
Class A	$116	$43
Class B	25	9
	$141	$52

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2019, the Distribution Service Fee aggregated $159, of which $27 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,783, all of which is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At June 30, 2019, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 86%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 54%, and 46%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

14	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,225.30	$1,223.60
Expenses Paid per $1,000*	$4.63	$6.12

Hypothetical 5% Fund Return
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,020.63	$1,019.29
Expenses Paid per $1,000*	$4.21	$5.56

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.84%	1.11%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	15

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

16	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS International Growth VIP	|	17

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2017. The Board considered that, effective October 3, 2016, the Fund’s investment strategy and certain members of the portfolio management team were changed, and that, effective October 1, 2017, the Fund further changed its investment strategy.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that, effective October 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.62% in connection with changes to the Fund’s investment strategy. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The

18	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	19

VS2IG-3 (R-028383-8 8/19)

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS Multisector Income VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
22	Information About Your Fund’s Expenses
23	Proxy Voting
24	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Performance Summary	June 30, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 is 2.19% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Multisector Income VIP

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Multisector Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,710	$10,630	$11,155	$10,674	$16,316
	Average annual total return	7.10%	6.30%	3.71%	1.31%	5.02%
Bloomberg Barclays U.S. Universal Index	Growth of $10,000	$10,654	$10,807	$10,876	$11,694	$15,343
	Average annual total return	6.54%	8.07%	2.84%	3.18%	4.37%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	6/30/19	12/31/18
Corporate Bonds	30%	11%
Government & Agency Obligations	30%	44%
Collateralized Mortgage Obligations	13%	17%
Mortgage-Backed Securities Pass-Throughs	8%	6%
Cash Equivalents	5%	5%
Commercial Mortgage-Backed Securities	5%	5%
Loan Participations and Assignments	3%	5%
Short-Term U.S. Treasury Obligations	3%	3%
Convertible Bonds	2%	2%
Asset-Backed	1%	2%
Common Stocks	0%	0%
Warrants	0%	0%
	100%	100%

Quality (Excludes Cash Equivalents)	6/30/19	12/31/18
AAA	43%	38%
AA	2%	0%
A	9%	8%
BBB	18%	12%
BB	11%	22%
B	10%	11%
CCC or Below	1%	2%
Non Rated	6%	7%
	100%	100%

Interest Rate Sensitivity	6/30/19	12/31/18
Effective Maturity	6.7 years	4.8 years
Effective Duration	6.0 years	3.6 years

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Thomas M. Farina, CFA, Managing Director

Kelly L. Beam, CFA, Director

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Investment Portfolio	as of June 30, 2019 (Unaudited)

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 31.6%
Communication Services 5.3%

CCO Holdings LLC, 144A, 5.375%, 6/1/2029	15,000	15,488

Charter Communications Operating LLC, 5.75%, 4/1/2048	30,000	33,180

Comcast Corp.:

4.6%, 10/15/2038	20,000	22,901

4.95%, 10/15/2058	12,000	14,648

GrubHub Holdings, Inc., 144A, 5.5%, 7/1/2027	10,000	10,264

Netflix, Inc.:

5.5%, 2/15/2022	60,000	63,075

5.875%, 11/15/2028	70,000	77,498

Nexstar Escrow, Inc., 144A, 5.625%, 7/15/2027 (b)	5,000	5,119

Sirius XM Radio, Inc., 144A, 4.625%, 7/15/2024 (b)	20,000	20,465

Sprint Communications, Inc., 6.0%, 11/15/2022	50,000	52,125

Symantec Corp., 3.95%, 6/15/2022	50,000	50,637

VeriSign, Inc.:

4.625%, 5/1/2023	50,000	50,815

5.25%, 4/1/2025	50,000	53,375

		469,590

Consumer Discretionary 5.8%

American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	60,000	59,700

Ford Motor Credit Co. LLC, 5.584%, 3/18/2024	200,000	214,676

General Motors Co., 5.95%, 4/1/2049	12,000	12,572

Hilton Domestic Operating Co., Inc., 144A, 4.875%, 1/15/2030	13,000	13,390

Hilton Worldwide Finance LLC, 4.875%, 4/1/2027	50,000	51,673

IAA, Inc., 144A, 5.5%, 6/15/2027	10,000	10,400

Lowe’s Companies, Inc., 2.5%, 4/15/2026	75,000	73,625

MGM Resorts International, 5.5%, 4/15/2027	55,000	57,681

Starbucks Corp., 4.5%, 11/15/2048	18,000	19,763

		513,480

Consumer Staples 1.4%

Altria Group, Inc., 5.95%, 2/14/2049	20,000	22,828

Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	11,000	12,248

Anheuser-Busch InBev Worldwide, Inc.:

4.75%, 4/15/2058	10,000	10,575

5.45%, 1/23/2039	12,000	14,281

5.55%, 1/23/2049	20,000	24,510

Keurig Dr Pepper, Inc.:

4.597%, 5/25/2028	11,000	12,043

5.085%, 5/25/2048	16,000	17,815

Post Holdings, Inc., 144A, 5.5%, 12/15/2029 (b)	10,000	10,025

		124,325

	Principal Amount ($)(a)	Value ($)

Energy 4.1%

Antero Midstream Partners LP, 144A, 5.75%, 1/15/2028	55,000	54,450

Apache Corp., 4.25%, 1/15/2030	34,000	35,060

Cheniere Energy Partners LP, 144A, 5.625%, 10/1/2026	100,000	105,500

Devon Energy Corp., 5.0%, 6/15/2045	15,000	17,209

Energy Transfer Operating LP, 6.25%, 4/15/2049	20,000	23,697

Enterprise Products Operating LP, 4.2%, 1/31/2050	52,000	51,892

Hess Corp., 5.8%, 4/1/2047	15,000	16,655

Kinder Morgan, Inc., 5.2%, 3/1/2048	11,000	12,426

MPLX LP, 5.5%, 2/15/2049	20,000	22,715

Parkland Fuel Corp., 5.875%, 7/15/2027	30,000	30,000

		369,604

Financials 4.4%

Bank of America Corp., 3.974%, 2/7/2030	80,000	85,752

Citigroup, Inc., 3.98%, 3/20/2030	58,000	61,948

JPMorgan Chase & Co., 3.782%, 2/1/2028	35,000	37,104

Morgan Stanley, 4.431%, 1/23/2030	60,000	66,376

Synchrony Financial, 4.375%, 3/19/2024	20,000	20,943

The Allstate Corp., 3.85%, 8/10/2049	10,000	10,459

The Goldman Sachs Group, Inc., 4.223%, 5/1/2029	80,000	85,801

Wells Fargo & Co., 3.196%, 6/17/2027	20,000	20,382

		388,765

Health Care 2.4%

AbbVie, Inc., 4.875%, 11/14/2048	15,000	15,788

Bristol-Myers Squibb Co., 144A, 4.25%, 10/26/2049	40,000	44,216

CVS Health Corp., 5.05%, 3/25/2048	45,000	47,930

Eli Lilly & Co.:

3.95%, 3/15/2049	10,000	10,825

4.15%, 3/15/2059	9,000	9,879

HCA, Inc.:

4.125%, 6/15/2029	20,000	20,560

7.5%, 2/15/2022	60,000	66,150

		215,348

Industrials 2.2%

Clean Harbors, Inc., 144A, 4.875%, 7/15/2027 (b)	10,000	10,163

General Electric Co., 4.5%, 3/11/2044	30,000	29,107

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	60,000	63,348

Parker-Hannifin Corp., 3.25%, 6/14/2029	10,000	10,372

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	50,000	50,875

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	5

	Principal Amount ($)(a)	Value ($)

United Technologies Corp., 4.625%, 11/16/2048	25,000	29,154

		193,019

Information Technology 1.4%

Broadcom, Inc., 144A, 4.75%, 4/15/2029	11,000	11,295

Dell International LLC, 144A, 5.3%, 10/1/2029	11,000	11,592

Fiserv, Inc.:

3.5%, 7/1/2029	30,000	30,836

4.4%, 7/1/2049	10,000	10,521

NXP BV:

144A, 3.875%, 6/18/2026	30,000	30,832

144A, 4.3%, 6/18/2029	20,000	20,618

Oracle Corp., 4.0%, 11/15/2047	10,000	10,746

		126,440

Materials 0.5%
Freeport-McMoRan, Inc., 4.55%, 11/14/2024	40,000	40,890

Real Estate 1.7%

American Tower Corp., (REIT), 3.8%, 8/15/2029	50,000	51,540

Office Properties Income Trust:

(REIT), 4.0%, 7/15/2022	25,000	25,274

(REIT), 4.15%, 2/1/2022	30,000	30,441

(REIT), 4.25%, 5/15/2024	10,000	9,966

Omega Healthcare Investors, Inc.:

(REIT), 4.5%, 4/1/2027	15,000	15,685

(REIT), 4.75%, 1/15/2028	20,000	21,179

		154,085

Utilities 2.4%

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	45,000	45,282

NRG Energy, Inc., 144A, 5.25%, 6/15/2029	25,000	26,687

Southern California Edison Co., Series E, 3.7%, 8/1/2025	130,000	134,421

Vistra Operations Co. LLC, 144A, 5.0%, 7/31/2027	10,000	10,363

		216,753
Total Corporate Bonds (Cost $2,753,622)		2,812,299

Mortgage-Backed Securities Pass-Throughs 7.9%
Federal National Mortgage Association, 4.0%, 7/1/2049 (b) (Cost $677,157)	670,366	699,219

Asset-Backed 0.7%
Home Equity Loans 0.1%
CIT Group Home Equity Loan Trust, “AF6”, Series 2002-1, 6.2%, 2/25/2030	11,614	11,873

	Principal Amount ($)(a)	Value ($)

Miscellaneous 0.6%
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	50,509	50,124
Total Asset-Backed (Cost $61,843)		61,997

Commercial Mortgage-Backed Securities 5.4%

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	394,448	375,292

GS Mortgage Securities Corp.,”A4”, Series 2019-GC40, 1-month USD-LIBOR + 1.600%, 3.16%**, 7/10/2052	100,000	102,996
Total Commercial Mortgage-Backed Securities (Cost $499,909)		478,288

Collateralized Mortgage Obligations 13.5%

Banc of America Mortgage Securities, “2A2”, Series 2004-A, 4.817%**, 2/25/2034	28,156	28,520

Bear Stearns Adjustable Rate Mortgage Trust, “2A1”, Series 2005-11, 5.233%**, 12/25/2035	28,181	29,088

Countrywide Home Loans, “2A5”, Series 2004-13, 5.75%, 8/25/2034	26,024	26,301

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 4.404%**, 3/25/2031	62,500	62,578

“1M2”, Series 2018-C01“1M2”, Series 2018-C06“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.250%, 4.654%**, 7/25/2030	250,000	252,643

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 4.704%**, 8/25/2031	70,000	70,603

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.754%**, 1/25/2031	100,000	100,889

Federal Home Loan Mortgage Corp.:

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	77,805	3,030

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	369,682	69,588

Federal National Mortgage Association, “4”, Series 406, Interest Only, 4.0%, 9/25/2040	87,916	15,577

Freddie Mac Structured Agency Credit Risk Debt Notes, “M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 4.854%**, 3/25/2049	110,000	111,538

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

	Principal Amount ($)(a)		Value ($)

Government National Mortgage Association:

“GI”, Series 2014-146, Interest Only, 3.5%, 9/20/2029		743,905	80,768

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044		94,065	8,682

“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045		204,425	29,787

“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044		31,233	4,405

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039		105,176	17,689

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039		102,256	17,144

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039		87,697	14,245

JPMorgan Mortgage Trust, “2A1”, Series 2006-A2, 4.281%**, 4/25/2036		102,636	99,540

Merrill Lynch Mortgage Investors Trust, “2A”, Series 2003-A6, 4.577%**, 10/25/2033		22,783	23,069

STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 4.504%**, 9/25/2048		108,108	108,108

Wells Fargo Mortgage-Backed Securities Trust, “2A3”, Series 2004-EE, 4.959%**, 12/25/2034		25,613	26,023
Total Collateralized Mortgage Obligations (Cost $958,947)			1,199,815

Government & Agency Obligations 31.5%
Sovereign Bonds 2.5%

Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	476	97

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR	100,000	119,353

Republic of Slovenia, 144A, 5.5%, 10/26/2022		100,000	109,366

			228,816

U.S. Treasury Obligations 29.0%

U.S. Treasury Bond, 3.0%, 2/15/2049		102,000	112,025

U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023		282,874	286,205

U.S. Treasury Notes:

1.625%, 12/31/2019		109,000	108,740

2.125%, 5/31/2026		272,000	276,547

2.375%, 5/15/2029		861,000	889,756

2.625%, 8/31/2020		900,000	907,383

			2,580,656
Total Government & Agency Obligations (Cost $2,752,511)			2,809,472

Short-Term U.S. Treasury Obligations 2.7%

U.S. Treasury Bills:

2.362%***, 8/15/2019 (c)		200,000	199,477

2.573%***, 10/10/2019		40,000	39,765
Total Short-Term U.S. Treasury Obligations (Cost $239,121)			239,242

	Principal Amount ($)(a)	Value ($)

Loan Participations and Assignments 3.2%
Senior Loans **

DaVita, Inc., Term Loan B, 1-week USD LIBOR + 2.750%, 5.135%, 6/24/2021	66,500	66,556

Level 3 Financing, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.652%, 2/22/2024	60,000	59,603

MEG Energy Corp., Term Loan B, 1-month USD LIBOR + 3.500%, 5.902%, 12/31/2023	5,254	5,258

Quebecor Media, Inc., Term Loan B1, 1-month USD LIBOR + 2.250%, 4.651%, 8/17/2020	84,825	85,019

Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.412%, 6/2/2025	68,498	68,548
Total Loan Participations and Assignments (Cost $285,004)		284,984

Convertible Bonds 1.9%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 16.503%** PIK 10/18/2025 (d) (Cost $156,151)	156,998	175,995

	Shares	Value ($)
Common Stocks 0.3%
Industrials 0.0%
Quad Graphics, Inc.	4	32

Materials 0.3%
GEO Specialty Chemicals, Inc.* (d)	94,587	29,700
Total Common Stocks (Cost $41,676)		29,732

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 29/03/2031* (d) (Cost $17,432)	85	3,776

Cash Equivalents 5.6%
DWS Central Cash Management Government Fund, 2.40% (e) (Cost $498,533)	498,533	498,533

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $8,941,906)	104.3	9,293,352
Other Assets and Liabilities, Net	(4.3)	(385,189)
Net Assets	100.0	8,908,163

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	7

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (e) (f)
302,310	—	302,310	(g)	—	—	2,307	—	—	—
Cash Equivalents 5.6%
DWS Central Cash Management Government Fund, 2.40% (e)
395,710	4,357,110	4,254,287		—	—	9,692	—	498,533	498,533
698,020	4,357,110	4,556,597		—	—	11,999	—	498,533	498,533

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	When-issued, delayed delivery or forward commitment securities included.

(c)	At June 30, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d)	Investment was valued using significant unobservable inputs.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

At June 30, 2019, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
2 Year U.S. Treasury Note	USD	9/30/2019	9	1,927,498	1,936,617	9,119
U.S. Treasury Long Bond	USD	9/19/2019	2	305,606	311,188	5,582
Ultra 10 Year U.S. Treasury Note	USD	9/19/2019	10	1,359,586	1,381,250	21,664
Total unrealized appreciation						36,365

As of June 30, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	171,671	CAD	230,000	8/7/2019	4,104	State Street Bank and Trust
EUR	150,000	JPY	18,479,056	8/7/2019	799	National Australia Bank Ltd.
EUR	105,000	USD	120,534	9/26/2019	335	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					5,238

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	230,000	USD	171,069	8/7/2019	(4,706)	Bank of America
EUR	157,000	JPY	19,149,462	8/7/2019	(949)	Credit Agricole
AUD	245,000	USD	171,009	8/8/2019	(1,209)	State Street Bank and Trust
AUD	245,000	USD	169,991	8/8/2019	(2,228)	National Australia Bank Ltd.
Total unrealized depreciation					(9,092)

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (h)
Corporate Bonds	$—	$2,812,299	$—	$2,812,299
Mortgage-Backed Securities Pass-Throughs	—	699,219	—	699,219
Asset-Backed	—	61,997	—	61,997
Commercial Mortgage-Backed Securities	—	478,288	—	478,288
Collateralized Mortgage Obligations	—	1,199,815	—	1,199,815
Government & Agency Obligations	—	2,809,472	—	2,809,472
Short-Term U.S. Treasury Obligations	—	239,242	—	239,242
Loan Participations and Assignments	—	284,984	—	284,984
Convertible Bonds	—	—	175,995	175,995
Common Stocks (h)	32	—	29,700	29,732
Warrants	—	—	3,776	3,776
Short-Term Investments	498,533	—	—	498,533
Derivatives (i)
Futures Contracts	$36,365	$—	$—	$36,365
Forward Foreign Currency Contracts	—	5,238	—	5,238
Total	$534,930	$8,590,554	$209,471	$9,334,955

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)
Forward Foreign Currency Contracts	$—	$(9,092)	$—	$(9,092)
Total	$—	$(9,092)	$—	$(9,092)

(h)	See Investment Portfolio for additional detailed categorizations.

(i)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Bank Loans	Convertible Bonds	Common Stocks	Warrants	Total
Balance as of December 31, 2018	$56,865	$158,403	$10,724	$2,096	$228,088
Realized gains (loss)	(6)	—	—	—	(6)
Change in unrealized appreciation (depreciation)	328	7,388	16,755	1,680	26,151
Amortization premium/discount	0	10	—	—	10
Purchases/PIK	—	10,194	2,221	—	12,415
(Sales)	(57,187)	—	—	—	(57,187)
Transfers into Level 3	—	—	—	—	—
Transfers (out) of Level 3	—	—	—	—	—
Balance as of June 30, 2019	$—	$175,995	$29,700	$3,776	$209,471
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2019	$—	$7,388	$16,755	$1,680	$25,823

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	9

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 6/30/19	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Convertible Bond:
Materials	$175,995	Market Approach	Terms of merger agreement	N/A
			Illiquidity discount	5%
Common Stock:
Materials	$29,700	Market Approach	Terms of merger agreement	N/A
			Illiquidity discount	5%
Warrants:
Materials	$3,776	Black Scholes Option Pricing Model	Implied Volatility of Option	26.06%
			Illiquidity discount	20%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s convertible bond investment include the terms of the merger agreement and an illiquidity discount. A significant change in the terms of the merger agreement is unlikely to have a material impact to the fair value measurement, while a significant change in the illiquidity discount is likely to have a material impact to the fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s common stock investment include the terms of the merger agreement and an illiquidity discount. A significant change in the terms of the merger agreement is unlikely to have a material impact to the fair value measurement, while a significant change in the illiquidity discount is unlikely to have a material impact to the fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s warrants include volatility and discount for lack of marketability. A change in the volatility of the underlying asset as an input to the Black-Scholes model may have a significant change in the fair value measurement. A significant change in the discount for lack of marketability is unlikely to have a material impact to the fair value measurement.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $8,443,373)	$8,794,819
Investment in DWS Central Cash Management Government Fund (cost $498,533)	498,533
Cash	12,129
Foreign currency, at value (cost $45,935)	46,300
Deposit with broker for future contracts	485
Receivable for investments sold	70,873
Interest receivable	63,098
Unrealized appreciation on forward foreign currency contracts	5,238
Foreign taxes recoverable	627
Due from Advisor	7,423
Other assets	75
Total assets	9,499,600

Liabilities
Payable for investments purchased	265,738
Payable for investments purchased — when issued securities	251,881
Payable for Fund shares redeemed	4,877
Payable for variation margin on futures contracts	558
Unrealized depreciation on forward foreign currency contracts	9,092
Accrued Trustees’ fees	67
Other accrued expenses and payables	59,224
Total liabilities	591,437
Net assets, at value	$8,908,163

Net Assets Consist of
Distributable earnings (loss)	(4,167,584)
Paid-in capital	13,075,747
Net assets, at value	$8,908,163

Net Asset Value
Class A

Net asset value, offering and redemption price per share (8,908,163 ÷ 929,067 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.59

Statement of Operations

for the six months ended June 30, 2019 (Unaudited)

Investment Income
Income:
Interest	$163,541
Income distributions — DWS Central Cash Management Government Fund	9,692
Securities lending income, net of borrower rebates	2,307
Total income	175,540
Expenses:
Management fee	23,098
Administration fee	4,200
Services to Shareholders	113
Custodian fee	9,655
Professional fees	42,926
Reports to shareholders	15,083
Trustees’ fees and expenses	1,116
Pricing service fee	5,250
Other	1,324
Total expenses before expense reductions	102,765
Expense reductions	(75,322)
Total expenses after expense reductions	27,443
Net investment income	148,097

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(109,392)
Futures	105,087
Forward foreign currency contracts	(144)
Foreign currency	2,039
(2,410)
Change in net unrealized appreciation (depreciation) on:
Investments	453,443
Futures	(3,879)
Forward foreign currency contracts	(13,628)
Foreign currency	549
436,485
Net gain (loss)	434,075
Net increase (decrease) in net assets resulting from operations	$582,172

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	11

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment income	$148,097	$309,384
Net realized gain (loss)	(2,410)	(106,781)
Change in net unrealized appreciation (depreciation)	436,485	(345,745)
Net increase (decrease) in net assets resulting from operations	582,172	(143,142)
Distributions to shareholders:
Class A	(339,978)	(641,992)
Fund share transactions:
Class A
Proceeds from shares sold	711,739	612,918
Reinvestment of distributions	339,978	641,992
Payments for shares redeemed	(677,583)	(1,895,400)
Net increase (decrease) in net assets from Class A share transactions	374,134	(640,490)
Increase (decrease) in net assets	616,328	(1,425,624)
Net assets at beginning of period	8,291,835	9,717,459

Net assets at end of period	$8,908,163	$8,291,835

Other Information
Class A
Shares outstanding at beginning of period	888,694	951,249
Shares sold	75,208	64,660
Shares issued to shareholders in reinvestment of distributions	36,596	68,080
Shares redeemed	(71,431)	(195,295)
Net increase (decrease) in Class A shares	40,373	(62,555)

Shares outstanding at end of period	929,067	888,694

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Financial Highlights

	Six Months Ended 6/30/19		Years Ended December 31,
Class A	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$9.33		$10.22	$9.65	$10.43	$11.20	$11.53
Income (loss) from investment operations:
Net investment income[a]	.17		.34	.28	.22	.40	.49
Net realized and unrealized gain (loss)	.48		(.50)	.37	(.17)	(.72)	(.23)
Total from investment operations	.65		(.16)	.65	.05	(.32)	.26
Less distributions from:
Net investment income	(.39)		(.73)	(.08)	(.83)	(.45)	(.59)
Net asset value, end of period	$9.59		$9.33	$10.22	$9.65	$10.43	$11.20
Total Return (%)[b]	7.10	**	(1.65)	6.78	.50	(3.02)	2.23

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		8	10	25	33	54
Ratio of expenses before expense reductions (%)[c]	2.45	*	2.19	1.37	1.31	1.15	1.08
Ratio of expenses after expense reductions (%)[c]	.65	*	.65	.67	.68	.70	.77
Ratio of net investment income (%)	3.53	*	3.50	2.81	2.19	3.67	4.23
Portfolio turnover rate (%)	114	**	85	96	159	185	185

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	13

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Multisector Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally

14	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2019, the Fund had no securities on loan.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	15

acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2018, the Fund had net tax basis capital loss carryforwards of approximately $4,643,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,959,000) and long-term losses ($2,684,000).

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $8,942,869. The net unrealized appreciation for all investments based on tax cost was $350,483. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $400,935 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $50,452.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific

16	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2019, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,182,000 to $3,769,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $1,301,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2019, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2019, is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $380,000 to $785,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $87,000 to $212,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $342,000.

The following tables summarize the value of the Fund’s derivative instruments held as of June 30, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$36,365	$36,365
Foreign Exchange Contracts (b)	5,238	—	5,238
	$5,238	$36,365	$41,603

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	17

Liability Derivatives	Forward Contracts	Total
Foreign Exchange Contracts (c)	$(9,092)	$(9,092)
	$(9,092)	$(9,092)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(c)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (d)	$—	$105,087	$105,087
Foreign Exchange Contracts (e)	(144)	—	(144)
	$(144)	$105,087	$104,943

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from futures contracts

(e)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$—	$(3,879)	$(3,879)
Foreign Exchange Contracts (g)	(13,628)	—	(13,628)
	$(13,628)	$(3,879)	$(17,507)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on futures

(g)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of June 30, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Securities, Inc.	$335	$—	$—	$335
National Australia Bank Ltd.	799	(799)	—	—
State Street Bank and Trust	4,104	(1,209)	—	2,895
	$5,238	$(2,008)	$—	$3,230

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$4,706	$—	$—	$4,706
Credit Agricole	949	—	—	949
National Australia Bank Ltd.	2,228	(799)	—	1,429
State Street Bank and Trust	1,209	(1,209)	—	—
	$9,092	$(2,008)	$—	$7,084

18	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

C. Purchases and Sales of Securities

During the six months ended June 30, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$5,332,606	$5,454,907
U.S. Treasury Obligations	$3,965,434	$3,267,834

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Effective May 16, 2019, DWS Alternatives Global Limited, also an indirect, wholly owned subsidiary of DWS Group, no longer serves as subadvisor for the Fund. DWS Alternatives Global Limited provided portfolio manager services to the Fund and pursuant to a sub-advisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the Fund, compensated DWS Alternatives Global Limited for the services it provided to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.65%.

Effective May 1, 2019 through April 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.66%.

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed amounted to $75,322.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2019, the Administration Fee was $4,200, of which $727 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	19

shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2019, the amounts charged to the Fund by DSC aggregated $56, of which $19 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,945, all of which is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $174.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

F. Investing in High-Yield Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government

20	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Ownership of the Fund

At June 30, 2019, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 97%.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	21

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A
Beginning Account Value 1/1/19	$1,000.00
Ending Account Value 6/30/19	$1,071.00
Expenses Paid per $1,000*	$3.34

Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/19	$1,000.00
Ending Account Value 6/30/19	$1,021.57
Expenses Paid per $1,000*	$3.26

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Multisector Income VIP	.65%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

22	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	23

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Multisector Income VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (now known as DWS Alternatives Global Limited) (“DAAM Global”), an affiliate of DIMA, in September 2018 (effective May 16, 2019, DAAM Global no longer serves as sub-advisor to the Fund).

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DAAM Global are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon

24	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA and DAAM Global the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective August 1, 2017. The Board observed that the Fund had experienced improved relative performance in 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). With respect to the sub-advisory fee paid to DAAM Global, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	25

Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

26	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Notes

VS2MSI-3 (R-028389-8 8/19)

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS Small Mid Cap Growth VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
15	Information About Your Fund’s Expenses
16	Proxy Voting
17	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED      NO BANK GUARANTEE      MAY LOSE VALUE      NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Performance Summary	June 30, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 is 0.81% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Growth VIP

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Small Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	11,569	9,446	13,357	13,701	35,702
	Average annual total return	15.69%	-5.54%	10.13%	6.50%	13.57%
Russell 2500 Growth Index	Growth of $10,000	12,392	10,613	15,664	16,093	42,877
	Average annual total return	23.92%	6.13%	16.14%	9.98%	15.67%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/19	12/31/18
Common Stocks	98%	93%
Cash Equivalents	1%	6%
Convertible Preferred Stock	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/19	12/31/18
Health Care	24%	25%
Information Technology	24%	22%
Industrials	19%	18%
Consumer Discretionary	15%	16%
Financials	6%	7%
Materials	4%	4%
Real Estate	3%	3%
Energy	2%	2%
Consumer Staples	2%	2%
Communication Services	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Peter Barsa, Director

Michael A. Sesser, CFA, Director

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Investment Portfolio	as of June 30, 2019 (Unaudited)

	Shares	Value ($)
Common Stocks 98.3%
Communication Services 1.1%
Entertainment

Cinemark Holdings, Inc.	13,014	469,805

Take-Two Interactive Software, Inc.*	2,302	261,346

		731,151

Consumer Discretionary 14.9%
Auto Components 0.8%

Gentherm, Inc.*	7,798	326,191

Tenneco, Inc. “A”	16,869	187,077

		513,268

Diversified Consumer Services 2.8%

Bright Horizons Family Solutions, Inc.*	8,528	1,286,620

ServiceMaster Global Holdings, Inc.*	11,300	588,617

		1,875,237

Hotels, Restaurants & Leisure 1.7%

Hilton Grand Vacations, Inc.*	15,442	491,365

Jack in the Box, Inc.	8,357	680,176

		1,171,541

Household Durables 4.0%

Helen of Troy Ltd.*	6,902	901,332

iRobot Corp.* (a)	12,850	1,177,574

TopBuild Corp.*	7,521	622,438

		2,701,344

Internet & Direct Marketing Retail 0.5%
GrubHub, Inc.* (a)	3,879	302,523

Leisure Products 0.8%
YETI Holdings, Inc.* (a)	17,273	500,053

Specialty Retail 3.4%

Burlington Stores, Inc.*	7,180	1,221,677

Camping World Holdings, Inc. “A” (a)	30,031	372,985

The Children’s Place, Inc. (a)	7,548	719,928

		2,314,590

Textiles, Apparel & Luxury Goods 0.9%
Carter’s, Inc.	6,302	614,697

Consumer Staples 1.8%
Food & Staples Retailing 1.2%
Casey’s General Stores, Inc.	5,389	840,630

Household Products 0.6%
Spectrum Brands Holdings, Inc.	7,393	397,522

Energy 1.9%
Energy Equipment & Services 1.2%
Dril-Quip, Inc.*	16,509	792,432

Oil, Gas & Consumable Fuels 0.7%

California Resources Corp.*	22,013	433,216

Contango Oil & Gas Co.*	41,553	72,302

		505,518

	Shares	Value ($)
Financials 6.2%
Banks 4.5%

Eagle Bancorp., Inc.	9,086	491,825

Pinnacle Financial Partners, Inc.	7,734	444,551

South State Corp.	8,497	625,974

SVB Financial Group*	3,490	783,819

Synovus Financial Corp.	18,737	655,795

		3,001,964

Capital Markets 1.2%

Lazard Ltd. “A”	14,525	499,515

Moelis & Co. “A”	9,674	338,106

		837,621

Consumer Finance 0.5%
Green Dot Corp. “A”*	6,525	319,072

Health Care 23.0%
Biotechnology 8.2%

Acceleron Pharma, Inc.*	4,129	169,619

Alkermes PLC*	11,391	256,753

Amicus Therapeutics, Inc.*	18,313	228,546

Arena Pharmaceuticals, Inc.*	7,580	444,415

Biohaven Pharmaceutical Holding Co., Ltd.*	5,813	254,551

Bluebird Bio, Inc.*	2,454	312,149

Blueprint Medicines Corp.*	4,246	400,525

Emergent BioSolutions, Inc.*	12,303	594,358

Genomic Health, Inc.*	3,471	201,908

Heron Therapeutics, Inc.*	24,057	447,220

Ligand Pharmaceuticals, Inc.*	2,597	296,448

Neurocrine Biosciences, Inc.*	10,796	911,506

Retrophin, Inc.*	44,541	894,829

Tocagen, Inc.*	10,717	71,590

		5,484,417

Health Care Equipment & Supplies 4.9%

Cardiovascular Systems, Inc.*	14,101	605,356

Globus Medical, Inc. “A”*	6,531	276,261

iRhythm Technologies, Inc.*	3,521	278,441

Masimo Corp.*	5,350	796,187

Merit Medical Systems, Inc.*	9,468	563,914

Natus Medical, Inc.*	13,683	351,516

Tandem Diabetes Care, Inc.*	6,409	413,509

		3,285,184

Health Care Providers & Services 7.0%

AMN Healthcare Services, Inc.*	16,063	871,418

BioScrip, Inc.*	296,424	770,702

Molina Healthcare, Inc.*	8,313	1,189,923

Providence Service Corp.*	14,969	858,322

RadNet, Inc.*	58,745	810,094

Tivity Health, Inc.*	14,185	233,201

		4,733,660

Health Care Technology 1.1%
HMS Holdings Corp.*	22,425	726,346

Pharmaceuticals 1.8%

ANI Pharmaceuticals, Inc.*	7,455	612,801

Avadel Pharmaceuticals PLC (ADR)* (a)	24,612	71,129

Pacira BioSciences, Inc.*	12,502	543,712

		1,227,642

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	5

	Shares	Value ($)
Industrials 18.8%
Aerospace & Defense 1.5%
HEICO Corp.	7,424	993,405

Building Products 4.5%

A.O. Smith Corp.	14,715	693,959

Allegion PLC	11,168	1,234,622

Fortune Brands Home & Security, Inc.	12,443	710,869

Masonite International Corp.*	7,100	374,028

		3,013,478

Commercial Services & Supplies 2.2%

MSA Safety, Inc.	3,811	401,641

The Brink’s Co.	13,160	1,068,329

		1,469,970

Construction & Engineering 0.8%
MasTec, Inc.*	10,594	545,909

Electrical Equipment 1.6%
Thermon Group Holdings, Inc.*	41,624	1,067,656

Machinery 2.4%

Chart Industries, Inc.*	9,241	710,448

Hillenbrand, Inc.	11,100	439,227

IDEX Corp.	2,649	455,999

		1,605,674

Professional Services 1.5%

Kforce, Inc.	23,789	834,756

Mistras Group, Inc.*	15,322	220,177

		1,054,933

Trading Companies & Distributors 4.3%

H&E Equipment Services, Inc.	28,818	838,316

Rush Enterprises, Inc. “A”	35,301	1,289,192

Titan Machinery, Inc.*	38,636	795,129

		2,922,637

Information Technology 23.3%
Communications Equipment 0.8%
Lumentum Holdings, Inc.*	10,532	562,514

Electronic Equipment, Instruments & Components 1.2%

Anixter International, Inc.*	1,446	86,341

Cognex Corp.	8,337	400,009

IPG Photonics Corp.*	1,994	307,574

		793,924

IT Services 5.0%

Broadridge Financial Solutions, Inc.	7,482	955,302

MAXIMUS, Inc.	9,060	657,212

WEX, Inc.*	4,517	939,988

WNS Holdings Ltd. (ADR)*	13,885	821,992

		3,374,494

Semiconductors & Semiconductor Equipment 3.2%

Advanced Energy Industries, Inc.*	13,373	752,499

Advanced Micro Devices, Inc.*	11,848	359,824

Cabot Microelectronics Corp.	3,315	364,915

Cypress Semiconductor Corp.	16,165	359,510

Entegris, Inc.	8,714	325,206

		2,161,954

Software 13.1%

2U, Inc.* (a)	4,424	166,519

	Shares	Value ($)

Aspen Technology, Inc.*	10,978	1,364,346

Cision Ltd.*	52,770	618,992

Cornerstone OnDemand, Inc.*	10,573	612,494

Envestnet, Inc.*	10,432	713,236

Five9, Inc.*	19,805	1,015,798

New Relic, Inc.*	3,459	299,238

Proofpoint, Inc.*	7,418	892,015

QAD, Inc. “A”	16,918	680,273

Tyler Technologies, Inc.*	6,090	1,315,562

Varonis Systems, Inc.*	17,800	1,102,532

		8,781,005

Materials 4.3%
Chemicals 0.8%
Trinseo SA	12,784	541,275

Construction Materials 1.4%
Eagle Materials, Inc.	10,034	930,152

Containers & Packaging 0.6%
Berry Global Group, Inc.*	8,183	430,344

Metals & Mining 1.5%

Cleveland-Cliffs, Inc. (a)	71,240	760,131

First Quantum Minerals Ltd.	26,721	253,834

		1,013,965

Real Estate 3.0%
Equity Real Estate Investment Trusts (REITs)

Americold Realty Trust	13,210	428,268

Four Corners Property Trust, Inc.	14,776	403,828

National Storage Affiliates Trust	24,731	715,715

Urban Edge Properties	27,384	474,565

		2,022,376
Total Common Stocks (Cost $48,303,433)		66,162,077

Convertible Preferred Stocks 0.6%
Health Care
Providence Service Corp., 5.5% (b) (Cost $283,300)	2,833	407,333

Securities Lending Collateral 3.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (c) (d) (Cost $2,644,025)	2,644,025	2,644,025

Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 2.40% (c) (Cost $834,095)	834,095	834,095

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $52,064,853)	104.0	70,047,530
Other Assets and Liabilities, Net	(4.0)	(2,710,091)
Net Assets	100.0	67,337,439

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Securities Lending Collateral 3.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (c) (d)
2,032,950	611,075	(e)	—	—	—	28,329	—	2,644,025	2,644,025
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 2.40% (c)
3,874,651	4,369,961		7,410,517	—	—	46,819	—	834,095	834,095
5,907,601	4,981,036		7,410,517	—	—	75,148	—	3,478,120	3,478,120

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2019 amounted to $2,617,404, which is 3.9% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2019.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$66,162,077	$—	$—	$66,162,077
Convertible Preferred Stocks	—	—	407,333	407,333
Short-Term Investments (f)	3,478,120	—	—	3,478,120
Total	$69,640,197	$—	$407,333	$70,047,530

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	7

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $48,586,733) — including $2,617,404 of securities loaned	$66,569,410
Investment in DWS Government & Agency Securities Portfolio (cost $2,644,025)*	2,644,025
Investment in DWS Central Cash Management Government Fund (cost $834,095)	834,095
Cash	10,065
Foreign currency, at value (cost $167)	168
Dividends receivable	20,833
Interest receivable	6,388
Other assets	818
Total assets	70,085,802

Liabilities
Payable upon return of securities loaned	2,644,025
Payable for Fund shares redeemed	20,193
Accrued management fee	31,255
Accrued Trustees’ fees	378
Other accrued expenses and payables	52,512
Total liabilities	2,748,363
Net assets, at value	$67,337,439

Net Assets Consist of
Distributable earnings (loss)	18,445,052
Paid-in capital	48,892,387
Net assets, at value	$67,337,439

Net Asset Value

Net Asset Value, offering and redemption price per share ($67,337,439 ÷ 5,215,591 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.91

*	Represents collateral on securities loaned.

     Statement of Operations

for the six months ended June 30, 2019

Investment Income
Income:
Dividends (net of foreign taxes withheld of $15)	$278,164
Income distributions — DWS Central Cash Management Government Fund	46,819
Securities lending income, net of borrower rebates	28,329
Total income	353,312
Expenses:
Management fee	193,000
Administration fee	35,091
Services to Shareholders	445
Custodian fee	1,603
Professional fees	36,865
Reports to shareholders	13,459
Trustees’ fees and expenses	2,922
Other	3,862
Total expenses before expense reductions	287,247
Expense reductions	(3,010)
Total expenses after expense reductions	284,237
Net investment income (loss)	69,075

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	760,672
Change in net unrealized appreciation (depreciation) on:
Investments	9,165,450
Foreign currency	5
9,165,455
Net gain (loss)	9,926,127
Net increase (decrease) in net assets resulting from operations	$9,995,202

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Years Ended December 31, 2018
Operations:
Net investment income (loss)	$69,075	$(48,368)
Net realized gain (loss)	760,672	8,989,403
Change in net unrealized appreciation (depreciation)	9,165,455	(19,054,040)
Net increase (decrease) in net assets resulting from operations	9,995,202	(10,113,005)
Distributions to shareholders:
Class A	(8,788,523)	(25,334,744)
Fund share transactions:
Class A
Proceeds from shares sold	1,756,896	6,446,792
Reinvestment of distributions	8,788,523	25,334,744
Payments for shares redeemed	(8,788,776)	(9,303,196)
Net increase (decrease) in net assets from Class A share transactions	1,756,643	22,478,340
Increase (decrease) in net assets	2,963,322	(12,969,409)
Net assets at beginning of period	64,374,117	77,343,526

Net assets at end of period	67,337,439	$64,374,117

Other Information
Class A
Shares outstanding at beginning of period	5,077,014	3,525,232
Shares sold	131,433	381,309
Shares issued to shareholders in reinvestment of distributions	680,753	1,711,807
Shares redeemed	(673,609)	(541,334)
Net increase (decrease) in Class A shares	138,577	1,551,782
Shares outstanding at end of period	5,215,591	5,077,014

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	9

Financial Highlights

	Six Months Ended 6/30/19		Years Ended December 31,
Class A	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.68		$21.94	$18.96	$20.90	$22.83	$21.59
Income (loss) from investment operations:

Net investment income (loss)[a]	.01		(.01)	(.02)	.02	(.04)	(.02)
Net realized and unrealized gain (loss)	1.98		(1.92)	4.08	1.64	(.00)	1.26
Total from investment operations	1.99		(1.93)	4.06	1.66	(.04)	1.24
Less distributions from:

Net investment income	—		—	(.02)	—	—	—
Net realized gains	(1.76)		(7.33)	(1.06)	(3.60)	(1.89)	—
Total distributions	(1.76)		(7.33)	(1.08)	(3.60)	(1.89)	—
Net asset value, end of period	$12.91		$12.68	$21.94	$18.96	$20.90	$22.83
Total Return (%)	15.69	[b]**	(13.59)[b]	22.12	9.08	(.90)	5.74

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67		64	77	118	135	172
Ratio of expenses before expense reductions (%)[c]	.82	*	.81	.75	.75	.72	.73
Ratio of expenses after expense reductions (%)[c]	.81	*	.80	.75	.75	.72	.73
Ratio of net investment income (loss) (%)	.20	*	(.06)	(.08)	.11	(.19)	(.11)
Portfolio turnover rate (%)	6	**	32	32	28	42	44

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	11

continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2019, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $52,385,935. The net unrealized appreciation for all investments based on tax cost was $17,661,595. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $21,795,433 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $4,133,838.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

12	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2019, purchases and sales of investment transactions (excluding short-term investments) aggregated $4,205,815 and $8,076,695, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.81%.

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed were $3,010.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2019, the Administration Fee was $35,091, of which $5,626 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2019, the amounts charged to the Fund by DSC aggregated $196, of which $62 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,706, all of which is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	13

asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,157.

D. Ownership of the Fund

At June 30, 2019, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 91%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

14	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A
Beginning Account Value 1/1/19	$1,000.00
Ending Account Value 6/30/19	$1,156.90
Expenses Paid per $1,000*	$4.33

Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/19	$1,000.00
Ending Account Value 6/30/19	$1,020.78
Expenses Paid per $1,000*	$4.06

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.81%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	15

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

16	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	17

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the portfolio management team, effective April 19, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the

18	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	19

VS2SMCG-3 (R-028388-8 8/19)

June 30, 2019

Semiannual Report

Deutsche DWS Variable Series II

DWS Small Mid Cap Value VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Manager
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
16	Information About Your Fund’s Expenses
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Performance Summary	June 30, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.87% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Value VIP

The Russell 2500 Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,388	$9,530	$12,299	$12,154	$29,127
	Average annual total return	13.88%	–4.70%	7.14%	3.98%	11.28%
Russell 2500 Value Index	Growth of $10,000	$11,526	$9,808	$12,942	$13,099	$34,803
	Average annual total return	15.26%	–1.92%	8.98%	5.55%	13.28%

DWS Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,364	$9,490	$12,162	$11,941	$28,104
	Average annual total return	13.64%	–5.10%	6.74%	3.61%	10.89%
Russell 2500 Value Index	Growth of $10,000	$11,526	$9,808	$12,942	$13,099	$34,803
	Average annual total return	15.26%	–1.92%	8.98%	5.55%	13.28%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending)	6/30/19	12/31/18
Common Stocks	98%	97%
Cash Equivalent	2%	3%
Rights	0%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending)	6/30/19	12/31/18
Financials	23%	22%
Real Estate	17%	13%
Industrials	13%	16%
Information Technology	10%	11%
Consumer Discretionary	8%	12%
Utilities	7%	6%
Health Care	6%	6%
Materials	5%	5%
Energy	4%	4%
Communication Services	4%	2%
Consumer Staples	3%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Manager

Pankaj Bhatnagar, PhD, Managing Director

Arno V. Puskar, Director

4	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Investment Portfolio	as of June 30, 2019 (Unaudited)

	Shares	Value ($)
Common Stocks 98.0%
Communication Services 3.4%
Entertainment 1.4%

AMC Entertainment Holdings, Inc. “A” (a)	55,055	513,663

Eros International PLC* (a)	49,271	66,516

Walt Disney Co.	5,032	702,669

		1,282,848

Media 2.0%

Interpublic Group of Companies, Inc.	70,784	1,599,010

Meredith Corp.	5,811	319,954

		1,918,964

Consumer Discretionary 7.5%
Automobiles 1.5%
Winnebago Industries, Inc.	36,298	1,402,918

Diversified Consumer Services 1.4%
Regis Corp.*	79,032	1,311,931

Hotels, Restaurants & Leisure 1.6%
Aramark	42,196	1,521,588

Leisure Products 0.7%
Brunswick Corp.	14,307	656,548

Multiline Retail 0.4%
Kohl’s Corp.	8,100	385,155

Textiles, Apparel & Luxury Goods 1.9%
Columbia Sportswear Co.	17,354	1,738,177

Consumer Staples 3.1%
Food Products 1.5%

Conagra Brands, Inc.	17,736	470,359

Lamb Weston Holdings, Inc.	15,023	951,857

		1,422,216

Household Products 1.6%
Central Garden & Pet Co.*	54,615	1,471,874

Energy 4.4%
Energy Equipment & Services 1.0%

Apergy Corp.*	8,300	278,382

Patterson-UTI Energy, Inc.	54,471	626,961

		905,343

Oil, Gas & Consumable Fuels 3.4%

Gulfport Energy Corp.*	60,623	297,659

HollyFrontier Corp.	12,696	587,571

Murphy Oil Corp.	26,957	664,490

Peabody Energy Corp.	25,354	611,032

SandRidge Energy, Inc.*	61,148	423,144

WPX Energy, Inc.*	52,173	600,511

		3,184,407

Financials 22.5%
Banks 12.9%

Bank of America Corp.	26,170	758,930

Eagle Bancorp., Inc.	28,517	1,543,625

East West Bancorp., Inc.	24,968	1,167,753

Great Western Bancorp., Inc.	58,045	2,073,368

Hancock Whitney Corp.	46,301	1,854,818

JPMorgan Chase & Co.	8,444	944,039

	Shares	Value ($)

Pacific Premier Bancorp., Inc.	33,715	1,041,119

Sterling Bancorp.	66,324	1,411,375

UMB Financial Corp.	18,452	1,214,511

		12,009,538

Capital Markets 0.8%
E*TRADE Financial Corp.	16,234	724,036

Consumer Finance 0.4%
EZCORP, Inc. “A”*	38,163	361,404

Insurance 5.8%

American Financial Group, Inc.	5,290	542,066

Assurant, Inc.	13,300	1,414,854

Brown & Brown, Inc.	51,769	1,734,262

MBIA, Inc.*	99,772	928,877

Torchmark Corp.	9,200	823,032

		5,443,091

Mortgage Real Estate Investment Trusts (REITs) 0.9%
Blackstone Mortgage Trust, Inc., “A”	24,538	873,062

Thrifts & Mortgage Finance 1.7%
Walker & Dunlop, Inc.	29,822	1,586,829

Health Care 5.8%
Health Care Equipment & Supplies 0.7%
Invacare Corp.	117,624	610,468

Health Care Providers & Services 1.1%
Premier, Inc. “A”*	26,798	1,048,070

Life Sciences Tools & Services 3.6%

Bruker Corp.	42,574	2,126,571

PerkinElmer, Inc.	12,605	1,214,366

		3,340,937

Pharmaceuticals 0.4%
Mallinckrodt PLC* (a)	45,695	419,480

Industrials 12.7%
Building Products 1.4%
Simpson Manufacturing Co., Inc.	19,715	1,310,259

Commercial Services & Supplies 2.3%

Interface, Inc.	47,907	734,414

The Brink’s Co.	17,413	1,413,588

		2,148,002

Electrical Equipment 2.3%
EnerSys	31,967	2,189,739

Machinery 4.4%

Douglas Dynamics, Inc.	20,212	804,236

Federal Signal Corp.	70,555	1,887,346

Hillenbrand, Inc.	34,641	1,370,744

		4,062,326

Professional Services 1.9%

ICF International, Inc.	13,149	957,247

Nielsen Holdings PLC	36,986	835,884

		1,793,131

Road & Rail 0.4%
Hertz Global Holdings, Inc.* (a)	25,421	405,719

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	5

	Shares	Value ($)

Information Technology 10.2%
Electronic Equipment, Instruments & Components 4.3%

Insight Enterprises, Inc.*	37,400	2,176,680

Rogers Corp.*	10,470	1,806,913

		3,983,593

IT Services 2.8%

Euronet Worldwide, Inc.*	7,789	1,310,421

Leidos Holdings, Inc.	15,800	1,261,630

		2,572,051

Semiconductors & Semiconductor Equipment 0.9%
Marvell Technology Group Ltd.	36,100	861,707

Software 2.2%
Verint Systems, Inc.*	39,135	2,104,680

Materials 5.2%
Chemicals 0.4%
Kraton Corp.*	11,230	348,916

Metals & Mining 4.8%

Cleveland-Cliffs, Inc. (a)	142,611	1,521,659

Coeur Mining, Inc.*	134,562	583,999

Steel Dynamics, Inc.	43,769	1,321,824

SunCoke Energy, Inc.*	51,848	460,410

Warrior Met Coal, Inc.	24,621	643,101

		4,530,993

Real Estate 16.6%
Equity Real Estate Investment Trusts (REITs)

Agree Realty Corp.	32,916	2,108,270

Alexander & Baldwin, Inc.*	19,251	444,698

Colony Capital, Inc.	82,585	412,925

Community Healthcare Trust, Inc.	53,193	2,096,336

Duke Realty Corp.	35,999	1,137,928

Easterly Government Properties, Inc.	71,737	1,299,157

Gaming and Leisure Properties, Inc.	28,066	1,094,013

Highwoods Properties, Inc.	28,870	1,192,331

Pebblebrook Hotel Trust	54,793	1,544,067

SITE Centers Corp.	71,120	941,629

STAG Industrial, Inc.	56,593	1,711,372

	Shares	Value ($)

WP Carey, Inc.	19,000	1,542,420

		15,525,146

Utilities 6.6%
Electric Utilities 4.8%

Alliant Energy Corp.	38,308	1,880,157

IDACORP, Inc.	18,329	1,840,781

Pinnacle West Capital Corp.	7,533	708,780

		4,429,718

Gas Utilities 1.8%
ONE Gas, Inc.	18,958	1,711,907
Total Common Stocks (Cost $83,388,775)		91,596,771

Rights 0.1%
Industrials
Hertz Global Holdings, Inc.* (a) (Cost $68,353)	25,421	49,571

Securities Lending Collateral 2.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (b) (c) (Cost $2,531,242)	2,531,242	2,531,242

Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 2.40% (b) (Cost $1,764,543)	1,764,543	1,764,543

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $87,752,913)	102.7	95,942,127
Other Assets and Liabilities, Net	(2.7)	(2,503,026)
Net Assets	100.0	93,439,101

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Securities Lending Collateral 2.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (b) (c)
—	2,531,242	(d)	—	—	—	1,903	—	2,531,242	2,531,242
Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 2.40% (b)
2,497,809	6,996,439		7,729,705	—	—	22,231	—	1,764,543	1,764,543
2,497,809	9,527,681		7,729,705	—	—	24,134	—	4,295,785	4,295,785

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2019 amounted to $2,454,280, which is 2.6% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2019.

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$91,596,771	$—	$—	$91,596,771
Rights	49,571	—	—	49,571
Short-Term Investments (e)	4,295,785	—	—	4,295,785
Total	$95,942,127	$—	$—	$95,942,127

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	7

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $83,457,128) — including $2,454,280 of securities loaned	$91,646,342
Investment in DWS Government & Agency Securities Portfolio (cost $2,531,242)*	2,531,242
Investment in DWS Central Cash Management Government Fund (cost $1,764,543)	1,764,543
Cash	10,000
Receivable for Fund shares sold	74,100
Dividends receivable	126,369
Interest receivable	3,392
Other assets	1,063
Total assets	96,157,051

Liabilities
Payable upon return of securities loaned	2,531,242
Payable for Fund shares redeemed	78,064
Accrued management fee	44,737
Accrued Trustees’ fees	942
Other accrued expenses and payables	62,965
Total liabilities	2,717,950
Net assets, at value	$93,439,101

Net Assets Consist of
Distributable earnings (loss)	9,996,127
Paid-in capital	83,442,974
Net assets, at value	$93,439,101

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($77,046,485 ÷ 6,005,555 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.83
Class B

Net Asset Value, offering and redemption price per share ($16,392,616 ÷ 1,276,409 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.84

*	Represents collateral on securities loaned.

     Statement of Operations

for the six months ended June 30, 2019

Investment Income
Income:
Dividends	$1,085,956
Income distributions — DWS Cash Management Government Fund	22,231
Securities lending income, net of borrower rebates	1,903
Total income	1,110,090
Expenses:
Management fee	301,367
Administration fee	46,364
Services to Shareholders	1,269
Record keeping fee (Class B)	10,011
Distribution service fees (Class B)	20,528
Custodian fee	3,077
Professional fees	35,476
Reports to shareholders	16,614
Trustees’ fees and expenses	3,620
Other	4,054
Total expenses before expense reductions	442,380
Expense reductions	(31,627)
Total expenses after expense reductions	410,753
Net investment income	699,337

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	1,240,183
Change in net unrealized appreciation (depreciation) on investments	9,824,602
Net gain (loss)	11,064,785
Net increase (decrease) in net assets resulting from operations	$11,764,122

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment income (loss)	$699,337	$620,637
Net realized gain (loss)	1,240,183	6,571,650
Change in net unrealized appreciation (depreciation)	9,824,602	(23,519,638)
Net increase (decrease) in net assets resulting from operations	11,764,122	(16,327,351)
Distributions to shareholders:
Class A	(6,073,443)	(17,037,935)
Class B	(1,252,920)	(3,363,724)
Total distributions	(7,326,363)	(20,401,659)
Fund share transactions:
Class A
Proceeds from shares sold	1,949,385	4,320,688
Reinvestment of distributions	6,073,443	17,037,935
Payments for shares redeemed	(4,720,826)	(16,960,024)
Net increase (decrease) in net assets from Class A share transactions	3,302,002	4,398,599
Class B
Proceeds from shares sold	908,338	2,796,123
Reinvestment of distributions	1,252,920	3,363,724
Payments for shares redeemed	(1,755,660)	(3,194,564)
Net increase (decrease) in net assets from Class B share transactions	405,598	2,965,283
Increase (decrease) in net assets	8,145,359	(29,365,128)
Net assets at beginning of period	85,293,742	114,658,870

Net assets at end of period	$93,439,101	$85,293,742

Other Information
Class A
Shares outstanding at beginning of period	5,742,711	5,375,574
Shares sold	148,875	286,538
Shares issued to shareholders in reinvestment of distributions	468,268	1,188,970
Shares redeemed	(354,299)	(1,108,371)
Net increase (decrease) in Class A shares	262,844	367,137

Shares outstanding at end of period	6,005,555	5,742,711
Class B
Shares outstanding at beginning of period	1,243,269	1,037,183
Shares sold	68,800	183,198
Shares issued to shareholders in reinvestment of distributions	96,453	234,243
Shares redeemed	(132,113)	(211,355)
Net increase (decrease) in Class B shares	33,140	206,086

Shares outstanding at end of period	1,276,409	1,243,269

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	9

Financial Highlights

	Six Months Ended 6/30/19		Years Ended December 31,
Class A	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.21		$17.88	$16.65	$15.97	$17.79	$17.08
Income (loss) from investment operations:

Net investment income[a]	.10		.10	.17	.15	.09	.05
Net realized and unrealized gain (loss)	1.61		(2.47)	1.55	2.34	(.31)	.88
Total from investment operations	1.71		(2.37)	1.72	2.49	(.22)	.93
Less distributions from:

Net investment income	(.10)		(.24)	(.12)	(.10)	(.05)	(.14)
Net realized gains	(.99)		(3.06)	(.37)	(1.71)	(1.55)	(.08)
Total distributions	(1.09)		(3.30)	(.49)	(1.81)	(1.60)	(.22)
Net asset value, end of period	$12.83		$12.21	$17.88	$16.65	$15.97	$17.79
Total Return (%)	13.88	b**	(16.01)[b]	10.52 [b]	16.89 [b]	(1.91)	5.53

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77		70	96	153	161	205
Ratio of expenses before expense reductions (%)[c]	.89	*	.87	.83	.83	.80	.82
Ratio of expenses after expense reductions (%)[c]	.82	*	.81	.83	.82	.80	.82
Ratio of net investment income (%)	1.58	*	.65	.98	.99	.51	.32
Portfolio turnover rate (%)	27	**	64	35	53	25	34

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

	Six Months Ended 6/30/19		Years Ended December 31,
Class B	(Unaudited)		2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.20		$17.86	$16.63	$15.95	$17.77	$17.07
Income (loss) from investment operations:

Net investment income[a]	.08		.05	.11	.09	.02	(.01)
Net realized and unrealized gain (loss)	1.60		(2.48)	1.55	2.34	(.29)	.87
Total from investment operations	1.68		(2.43)	1.66	2.43	(.27)	.86
Less distributions from:

Net investment income	(.05)		(.17)	(.06)	(.04)	—	(.08)
Net realized gains	(.99)		(3.06)	(.37)	(1.71)	(1.55)	(.08)
Total distributions	(1.04)		(3.23)	(.43)	(1.75)	(1.55)	(.16)
Net asset value, end of period	$12.84		$12.20	$17.86	$16.63	$15.95	$17.77
Total Return (%)	13.64	b**	(16.32)[b]	10.13 [b]	16.47 [b]	(2.21)	5.09

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		15	19	15	14	17
Ratio of expenses before expense reductions (%)[c]	1.26	*	1.24	1.19	1.19	1.16	1.17
Ratio of expenses after expense reductions (%)[c]	1.18	*	1.16	1.19	1.18	1.16	1.17
Ratio of net investment income (loss) (%)	1.21	*	.30	.65	.57	.14	(.04)
Portfolio turnover rate (%)	27	**	64	35	53	25	34

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	11

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2019, the Fund had securities on loan, which were classified as common stock and rights in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of June 30, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Common Stocks	$2,481,671	$—	$—	$—	$2,481,671
Rights	49,571	—	—	—	49,571
Total Borrowings	$2,531,242	$—	$—	$—	$2,531,242

Gross amount of recognized liabilities for securities lending transactions:					$2,531,242

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $87,843,109. The net unrealized appreciation for all investments based on tax cost was $8,099,018. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $14,884,826 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $6,785,808.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

12	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2019, purchases and sales of investment transactions (excluding short-term investments) aggregated $24,577,049 and $26,752,476, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the six months ended June 30 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	13

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.81%
Class B	1.16%

Effective May 1, 2019 through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.85%
Class B	1.21%

For the six months ended June 30, 2019, fees waived and/or expenses reimbursed for each class were as follows:

Class A	$24,630
Class B	6,997
$31,627

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30 2019, the Administration Fee was $46,364, of which $7,541 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30 2019, the amounts charged to the Fund by DSC were as follows:

Service to Shareholders	Total Aggregated	Unpaid at June 30, 2019
Class A	$315	$93
Class B	230	75
	$545	$168

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the six months ended June 30 2019, the Distribution Service Fee aggregated $20,528, of which $3,308 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,767, of which $4,388 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will

14	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At June 30, 2019, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 70%. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 32%, 20%, 18% and 13%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	15

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,138.80	$1,136.40
Expenses Paid per $1,000*	$4.35	$6.25

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/19	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,020.73	$1,018.94
Expenses Paid per $1,000*	$4.11	$5.91

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.82%	1.18%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

16	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Proxy Voting	(Unaudited)

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	17

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

18	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	19

services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

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Notes

Notes

Notes

VS2SMCV-3 (R-028381-8 8/19)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within six months of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the six-month period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/21/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/21/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/21/2019